                                                                    Exhibit 10.k

                                $304,788,924.58



                   SECOND AMENDED AND RESTATED LOAN AGREEMENT



                           Dated as of April 7, 1994

                                     Among

                   COURTYARD BY MARRIOTT LIMITED PARTNERSHIP,

                                  as Borrower
                                  -- --------

                                      and

                            THE BANKS NAMED HEREIN,

                                    as Banks
                                    -- -----

                                      and

                                CITIBANK, N.A.,

                                    as Agent
                                    -- -----

                                                                    Exhibit 10.k


                      T A B L E   O F   C O N T E N T S
                      ---------------------------------


Section                                                         Page
-------                                                         ----
                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

  1.01     Certain Defined Terms..............................
  1.02     Computation of Time Periods........................
  1.03     Accounting Terms...................................


                                   ARTICLE II
                      AMENDMENT AND RESTATEMENT; REPAYMENT
                                  OF THE LOANS

  2.01     Amendment and Restatement;
              Consolidation of Loans..........................
  2.02     Repayment..........................................
  2.03     Extensions.........................................
  2.04     Prepayments........................................
  2.05     Interest...........................................
  2.06     Minimum Amount of Eurodollar Rate
              Advances; Maximum Number of
              Interest Periods................................
  2.07     Conversion of Multistate Advances..................
  2.08     Increased Costs, Etc...............................
  2.09     Payments and Computations..........................
  2.10     Taxes..............................................
  2.11     Sharing of Payments, Etc...........................
  2.12     Non-Recourse.......................................


                                  ARTICLE III
                              CONDITIONS PRECEDENT

  3.01     Conditions Precedent...............................
  3.02     Determinations Under Section 3.01..................


                                   ARTICLE IV
                               RELEASE OF HOTELS

  4.01     Release............................................
  4.02     Conditions to Release..............................
  4.03     Release of Secondary Hotels........................
  4.04     Defined Terms Used in this Article.................




Section                                                         Page
-------                                                         ----
                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

  5.01     Representations and Warranties of the
              Borrower........................................


                                   ARTICLE VI
                           COVENANTS OF THE BORROWER

  6.01    Affirmative Covenants...............................
  6.02    Negative Covenants..................................
  6.03    Reporting Requirements..............................


                                  ARTICLE VII
                               EVENTS OF DEFAULT

  7.01    Events of Default...................................
  7.02    Cure of Certain Events of Default by
              Host Marriott and Marriott
              International...................................
  7.03    Events of Default with Respect to Marriott
              International, Host Marriott and their
              Subsidiaries....................................
  7.04    Specific Performance................................


                                  ARTICLE VIII
                                   THE AGENT

  8.01    Authorization and Action............................
  8.02    Agent's Reliance, Etc...............................
  8.03    Citibank and Affiliates.............................
  8.04    Lender Credit Decision..............................
  8.05    Indemnification.....................................
  8.06    Successor Agents....................................


                                   ARTICLE IX
                                 MISCELLANEOUS

  9.01     Amendments, Etc....................................
  9.02     Notices, Etc.......................................
  9.03     No Waiver; Remedies................................
  9.04     Costs and Expenses.................................
  9.05     Right of Set-off...................................
  9.06     Binding Effect.....................................
  9.07     Assignments and Participations.....................
  9.08     Obligations Several................................
  9.09     Headings...........................................
  9.10     Severabiity of Provisions..........................



Section                                                         Page
-------                                                         ----
  9.11     Consents of the Lenders Associated with
              Reorganization and Amendment and
              Restatement.....................................
  9.12     Agreement of Lenders Not to Object
              and Waiver......................................
  9.13     Governing Law......................................
  9.14     Execution in Counterparts..........................
  9.15     Confidentiality....................................
  9.16     Consent of Jurisdiction............................
  9.17     Release............................................
  9.18     Waiver of One Action Rule, Etc.....................
  9.19     Waiver of Jury Trial, Etc..........................


                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

          THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT is dated as of April 7, 1994 among Courtyard by Marriott Limited Partnership, a Delaware limited partnership (the "Borrower"), the banks (the "Banks") listed on the signature
                  --------                    -----
pages hereof, and Citibank, N.A. ("Citibank"), as agent (together with any successor appointed pursuant to Article VIII, the "Agent") for the Lenders hereunder.

PRELIMINARY STATEMENTS:

          (1) The Borrower, Citibank, The First National Bank of Chicago ("FNBC"), Bankers Trust Company, Bank of America National Trust and Savings
  ----
Association, The Bank of Nova Scotia, First Interstate Bank of California and Security Pacific National Bank (such banks being the "Original Banks"), and
                                                      --------------
Citibank and FNBC as agents for the Original Banks, entered into two Loan Agreements, each dated as of August 14, 1986 (as amended prior to the effectiveness of the 1988 Loan Agreements referred to in paragraph (2) below, the "1986 Loan Agreements"), in which the Original Banks agreed to make loans to
     --------------------
the Borrower in an aggregate principal amount not in excess of $373,149,000.

          (2) The Borrower, the Original Banks other than Security Pacific National Bank (the "1988 Banks"), and Citibank and FNBC, as agents for the 1988
                    ----------
Banks, subsequently entered into two Amended and Restated Loan Agreements, each dated as of June 15, 1988 (the "1988 Loan Agreements"), which among other things
                                --------------------
amended and restated the 1986 Loan Agreements, changed the maturity date of the loans made by the Original Banks under the 1986 Loan Agreements to June 15, 1993 and provided for the assignment by Security Pacific National Bank of its interest in the loans made by it to the Borrower under the 1986 Loan Agreements to certain of the 1988 Banks. Citibank subsequently assigned to The Sumitomo Trust & Banking Co. Ltd., New York Branch ("Sumitomo") a portion of Citibank's
                                            --------
interest in the loans governed by the l988 Loan Agreements.

          (3) In March 1993, FNBC resigned as agent under the 1988 Loan Agreements and assigned its interest in the loans thereunder to Citibank. Citibank continued to act as agent for the remaining 1988 Banks and Sumitomo (the "1988 Lenders").
      ------------

          (4) The Banks consist of the 1988 Lenders and certain financial institutions that have purchased participation interests in the 1988 Loan Agreement governing loans to the Borrower in the aggregate principal amount of $322,050,133 (the "1988 Multistate Loan Agreement"). The Borrower did not make
                   ------------------------------
on the June 15, 1993 maturity date the payments required under the 1988 Loan Agreements. The Borrower has requested that the Banks consent to the Reorganization (as defined in Section 1.01) of Marriott Corporation and extend the maturity date of the loans governed by the 1988 Loan Agreements. The Banks have agreed to the Borrower's request on the terms and conditions set forth herein and in the $48,360,075.42 Second Amended and Restated Loan Agreement dated as of the date hereof among the Borrower, the Banks and the Agent (the "California Loan Agreement"). This Agreement, among other things, amends and
--------------------------
restates the 1988 Multistate Loan Agreement, consolidates the loans governed thereby, extends the maturity date of such loans and provides for the assignment by certain Banks of part of their interest in the Multistate Advances (as defined in Section 2.01) owing to them to the Banks that previously purchased participation interests in the 1988 Multistate Loan Agreement. The California Loan Agreement, among other things, amends and restates the 1988 Loan Agreement governing loans to the Borrower in the aggregate principal amount of $51,098,867 (the "1988 California Loan Agreement"), consolidates the loans governed thereby,
      ------------------------------
extend the maturity date of such loans and provides for the assignment by certain 1988 Lenders of part of their interest in the advances governed by the California Loan Agreement to certain financial institutions that purchased participations from such 1988 Lenders in the 1988 California Loan Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that, subject to the satisfaction of the conditions precedent set forth in Article III, the 1988 Multistate Loan Agreement is, on and as of the Closing Date (as defined in Section 1.01), amended and restated in its entirety as set forth below.


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS


          SECTION 1.01.  Certain Defined Terms.
                         ---------------------

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Additional Interest"  has the meaning specified in Section 2.05(b).
           -------------------

          "Adjusted Multistate Amount" means, for each Lender, the unpaid
           --------------------------
principal amount of the Multistate Advances owing to such Lender from time to time plus, on and after the date, if any, that all or any Additional Interest
     ----
owing to such Lender is not paid when due pursuant to Section 2.05(b), the amount equal to such unpaid Additional Interest on such date.

          "Adjusted Operating Profit" means, for any period, Operating Profit of
           -------------------------
the Hotels for such period under the Hotel Lease plus the sum of the following
                                                 ----
(without duplication) during such period: (a) the Net Cash Proceeds from the execution of all easements benefiting or affecting the Hotel Properties; (b) all interest and other amounts earned by the Borrower in respect of (i) funds in the Borrower Operating Account (including the proceeds of all investments and reinvestments of such funds, interest and other amounts), (ii) funds in all other accounts (excluding the FF&E Reserve Account and accounts containing funds relating only to the Connecticut Hotel) of the Borrower (including the proceeds of all investments and reinvestments of such funds, interest and other amounts),
(iii) all investments in Cash Equivalents and (iv) all other securities, if any, held for investment; (c) the amount, if any, of the net proceeds of any insurance paid directly to the Borrower on account of damage or destruction to any part of a Hotel (including any personal property therein) that is not used by the Borrower to repair or replace the damaged or destroyed Hotel (including personal property) pursuant to Section 15.01A of the Hotel Lease, not used to reimburse other Persons for amounts advanced by them for the repair or replacement of the damaged or destroyed Hotel (including personal property) or not deposited in the FF&E Reserve Account to replenish amounts withdrawn from the FF&E Reserve Account to repair or replace the damaged or destroyed Hotel (including personal property); and (d) any refunds of ground rent paid by any International Ground Lessor to the Borrower or the Tenant to the extent such refund is not included in Gross Revenues (as defined in the Hotel Lease) in calculating Operating Profit.

          "Adjusted Partnership Costs" has the meaning specified in Section
           --------------------------
6.02(q).

          "Administrative Holdback Amount" means $169,200, which is the
           ------------------------------
Borrower's estimate of Partnership Costs payable by it from five days prior to the Closing Date through the end of the Cumulative Tenant Period with the Payment Date of August 1, 1994.

          "Affiliate" means, as to any Person, any other Person that, (a)
           ---------
directly or indirectly, controls, is controlled by or is under common control with such Person, (b) is a director or officer of such Person or of an Affiliate of such Person and (c) is an Affiliate of any such director or officer. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise. For purposes of this definition, all shares of stock, partnership interests or similar interests in a corporation, partnership or other Person owned by a spouse, sibling, parent, child or grandchild of an individual, by any such relative of a spouse of such individual or by any relative of such individual or spouse who makes his or her home with such individualor spouse shall be deemed to be owned by that individual.

          "Agent" has the meaning specified in the recital of parties to this
           -----
Agreement.

          "Agent's Account" means the account of the Agent maintained by the
           ---------------
Agent at its office at 399 Park Avenue, New York, New York 10043, Account No. 36852248, Attention: Philip Green.

          "Aggregate Recapture Amount" means, for any Tenant Fiscal Year, the
           --------------------------
sum of the Excess Earnings Recapture on which the Borrower's payments under
Section 2.04(b)(i) were based for each Cumulative Tenant Period included in such Tenant Fiscal Year. For purposes of calculating the Aggregate Recapture Amount, if Excess Earnings Recapture for any Cumulative Tenant Period is a negative number, the Excess Earnings Recapture for such Cumulative Tenant Period shall be deemed to equal zero dollars.

          "Amended MI Revolver" means the MI Revolver as in effect on the
           -------------------
Closing Date and as amended from time to time thereafter in accordance with its terms.

          "Annual Interest Payments" has the meaning specified in Section 4.04.
           ------------------------

          "Annual Loan Coverage of the Remaining Hotels" has the meaning
           --------------------------------------------
specified in Section 4.04.

          "Annualized Recapture Amount" has the meaning specified in Section
           ---------------------------
6.03(d)(ii).

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means (a) for Base Rate Advances, the applicable
           -----------------
percentage per annum set forth below and (b) for Eurodollar Rate Advances, the applicable percentage per annum set forth below corresponding to the period in which the first day of the Interest Period for such Eurodollar Rate Advance occurs.

                                                   Base Rate
                                                    Advance      Eurodollar Rate
                                                  Applicable   Advance Applicable
Period                                              Margin           Margin
------                                              ------           ------
Closing Date through June 15, 1996                   0.50%            1.50%
June 16, 1996 through June 15, 1997                  0.75%            1.75%
From and after June 16, 1997                         1.00%            2.00%


          "Asset Transfer Date" means October 8, 1993, on which date the
           -------------------
Reorganization occurred.

          "Asset Transfers" means the transfer by Marriott Corporation to
           ---------------
Marriott International of the stock of certain Marriott Corporation Subsidiaries principally engaged in the lodging and senior living services management, golf management, timeshare resort development and operation, food service and facilities management and other contract services businesses and certain other transfers to allocate the assets and liabilities related thereto to Marriott International and assets and liabilities related to the ownership of hotels and senior living facilities and the operation of restaurants, cafeterias, gift shops and related facilities at airports, stadiums, arenas and tourist attractions and on highway systems to Marriott Corporation, as required by the terms of the Distribution Agreement.

          "Assigning Bank" means a 1988 Lender that is, on the Closing Date,
           --------------
selling and assigning a portion of its rights and obligations under this Agreement (including, without limitation, a portion of the Multistate Advances owing to it) and the other Multistate Loan Documents pursuant to Section 2.01 to another Bank that has purchased prior to the date hereof a participation interest in the 1988 Multistate Loans of the 1988 Lender making the sale and assignment.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an Eligible Assignee, and accepted by the Agent, in accordance with Section 9.07 and substantially in the form of Exhibit C.

          "Assuming Participant" means a Bank that purchased prior to the
           --------------------
Closing Date a participation interest in the 1988 Multistate Loans owing to an Assigning Bank and that is, on the Closing Date, in exchange for the retransfer of such participation interest to such Assigning Bank, (a) acquiring a portion of the rights and obligations of such Assigning Bank under this Agreement (including, without limitation, a portion of the Multistate Advances owing to the Assigning Bank) and the other Multistate Loan Documents pursuant to Section
2.01 and (b) assuming such portion of the rights and obligations of such Assigning Bank under this Agreement and the other Multistate Loan Documents pursuant to Section 2.01.

          "Attornment Agreement" means the Subordination, Nondisturbance and
           --------------------
Attornment Agreement in substantially the form of Exhibit P, as amended from time to time in accordance with its terms.

          "Authorized Accounting Officer" means the chief accounting officer of
           -----------------------------
the General Partner, or one of his or her duly authorized representatives who, as set forth in a written notice from such chief accounting officer to the Agent, is duly authorized to act on behalf of such chief accounting officer in connection herewith.

          "Authorized Representative" means any duly authorized representative
           -------------------------
of the General Partner who, as set forth in a written notice from the Borrower to the Agent, is authorized by the Borrower to act in connection herewith.

          "Backup Debt Service Guaranty" means the Backup Debt Service Guaranty
           ----------------------------
in substantially the form of Exhibit K, as amended from time to time in accordance with its terms.

          "Backup Guaranteed Obligations" has the meaning specified in the
           -----------------------------
Backup Debt Service Guaranty.

          "Bankruptcy Code" means the U.S. Bankruptcy Code, 11 U.S.C. (S)(S) 101
           ---------------
et seq., together with all amendments, modifications and replacements as the same may exist on any relevant date.

          "Banks" has the meaning specified in the recital of parties to this
           -----
Agreement.

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
time to time, which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

               (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week
            ----
     moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of
                        ----
     the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank in the United States; and

               (c) 1/2 of one percent per annum above the Federal Funds Rate.

          "Base Rate Advance" means a Multistate Advance that bears interest as
           -----------------
provided in Section 2.05(a)(ii).

          "Base Release Price" means, with respect to a Hotel, the dollar amount
           ------------------
specified as the "Base Release Price" opposite such Hotel on Schedule 4.01.

          "Borrower" has the meaning specified in the recital of parties to this
           --------
Agreement.

          "Borrower Accounting Period" means each accounting period of four
           --------------------------
consecutive weeks having the same beginning and ending dates as the General Partner's corresponding four week accounting period except that the last Borrower Accounting Period in a Borrower Fiscal Year may be longer than four consecutive weeks when and to the extent necessary to conform the Borrower's accounting system to the calendar. The first and last day of each Borrower Accounting Period between January 1, 1994 and December 31, 1999 are set forth on
Schedule 1.01A.

          "Borrower Accounting Quarter" means three (or, in the case of the last
           ---------------------------
Borrower Accounting Quarter for a Borrower Fiscal Year, four) consecutive Borrower Accounting Periods, ending on the last day of the third, sixth, ninth and last Borrower Accounting Period in each

Borrower Fiscal year. The first and last day of each Borrower Accounting Quarter between January 1, 1994 and December 31, 1999 are set forth on Schedule 1.01.

          "Borrower Operating Account" has the meaning specified in the
           --------------------------
Multistate Security Agreement.

          "Borrower Fiscal Year" means the calendar year.
           --------------------

          "Borrower Material Adverse Change" means any material adverse change
           --------------------------------
in the business, condition (financial or otherwise), operations, performance, properties (including the Hotel Properties and the respective interest of the Borrower therein) or prospects of the Borrower or the General Partner.

          "Borrower Material Adverse Effect" means a material adverse effect on
           --------------------------------
(a) the business, condition (financial or otherwise), operations, performance, properties (including the Hotel Properties and the respective interest of the Borrower therein) or prospects of the Borrower or the General Partner, (b) the rights and remedies of the Agent or the Lender under any Multistate Loan Document or Related Document to which the Borrower or the General Partner is or is to be a party or the priority of any Multistate Mortgage or other Lien granted by the Borrower in favor of the Lenders or (c) the ability of the Borrower or the General Partner to perform its Obligations under any Multistate Loan Document or Related Document to which it is or is to be a party.

          "Business Day" means a day of the year on which banks are not required
           ------------
or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "California Advance" has the meaning specified in the California Loan
           ------------------
Agreement.

          "California Base Advance" means a California Advance that bears
           -----------------------
interest as provided in Section 2.05(a)(ii) of the California Loan Agreement.

          "California Assignment of Leases" has the meaning specified in the
           -------------------------------
California Loan Agreement.

          "California Borrowing" has the meaning specified in the California
           --------------------
Loan Agreement.

          "California Collateral Documents" has the meaning specified in the
           -------------------------------
California Loan Agreement.

          "California Eurodollar Advance" means a California Advance that bears
           -----------------------------
interest as provided in Section 2.05(a)(i) of the California Loan Agreement.

          "California Loan Agreement" has the meaning specified in the
           -------------------------
Preliminary Statements.

          "California Loan Documents" has the meaning specified in the
           -------------------------
California Loan Agreement.

          "California Mortgages" has the meaning specified in the California
           --------------------
Loan Agreement.

          "California Obligations" has the meaning specified in Section 2.11.
           ----------------------

          "California Required Lenders" means the "Required Lenders" as defined
           ---------------------------
in the California Loan Agreement.

          "California Withheld Amount" has the meaning specified in the
           --------------------------
California Loan Agreement.

          "Capitalized Leases" has the meaning specified in clause (e) of the
           ------------------
definition of Indebtedness.

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
the Borrower free and clear of all Liens and having a maturity of not greater than 90 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) certificates of deposit of or time deposits with any commercial bank that (i) is a Lender or a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c), (iii) is organized under the laws of the United States or any State thereof and (iv) has combined capital and surplus of at least $1,000,000,000 or (c) commercial paper in an aggregate amount of no more than $250,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Services, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Corporation.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980.

          "Chain Services" has the meaning specified in the Hotel Lease.
           --------------

          "Citibank" has the meaning specified in the Preliminary Statements.
           --------

          "Closing Date" means the first date on which the conditions set forth
           ------------
in Article III have been satisfied.

          "Closing Date MI Revolver" means the MI Revolver as in effect on the
           ------------------------
Closing Date.

          "CMC" means Courtyard Management Corporation, a Delaware corporation.
           ---

          "Combined Advances" means the Multistate Advances and the California
           -----------------
Advances.

          "Combined Loan Documents" means the Multistate Loan Documents and the
           -----------------------
California Loan Documents.

          "Combined Obligations" has the meaning specified in Section 2.11.
           --------------------

          "Computer Lease" means a lease or other agreement under which the
           --------------
Borrower leases (including the license, if any, of operating software therefor) computer equipment located in a Hotel.

          "Confidential Information" means (a) information that the Borrower
           ------------------------
furnishes to the Agent or any Lender in a writing designated as confidential with a reference to Section 9.15 hereof and (b) any financial information regarding the Borrower and the Hotel Properties, including projections of the operating results of the Hotels, that the Borrower furnishes to the Agent or any Lender, but in each case does not include any such information that is or becomes generally available to the public or that is or becomes available to the Agent or such Lender from a source other than the Borrower or any Affiliate thereof.

          "Connecticut Hotel" means the Borrower's hotel in Windsor,
           -----------------
Connecticut.

          "Connecticut Hotel Documents" means (a) the Loan Agreement dated as of
           ---------------------------
February 9, 1988 among the Borrower, Citibank and FNBC as amended after the Closing Date due to the termination of the 1986 Management Agreement and (b) the Loan Documents referred to in such Loan Agreement.

          "Consolidated" means, with respect to any Person, the consolidation of
           ------------
the accounts of such Person and its Subsidiaries in accordance with generally accepted accounting principles as in effect from time to time in the United States of America.

          "Conversion", "Convert" and "Converted" each refers to a conversion of
           ----------    -------       ---------
Multistate Advances of one Type into Multistate Advances of the other Type pursuant to Section 2.07.

          "Corresponding California Borrowing" has the meaning specified in
           ----------------------------------
paragraph (c) of the definition of Interest Period.

          "CPI" means the CPI-U (a) using 1982-1984 as the standard reference
           ---
base period equal to 100 or (b) if the CPI-U ceases to be issued with the reference base period referred to in clause (a) for any time period for which the CPI is to be determined hereunder, using for the CPI-U for the time period for which such reference base period is not used the standard reference base period for such time period times a conversion factor that will convert such CPI-U to a value corresponding to a 1982-1984 base period equal to 100. As used in this definition, "CPI-U" means the Consumer Price Index, All Items for All
                     -----
Urban Consumers, U.S. City Average.

          "CPI Adjustment Factor" means, for any Tenant Fiscal Year for which
           ---------------------
maximum permitted Partnership Costs are being determined pursuant to Section 6.02(q), (a) 100 percent plus the percentage increase in the CPI announced for November of the immediately preceding Tenant Fiscal Year over the CPI announced for December of 1993 or (b) if the percentage increase referred to in clause (a) is a negative number, one (1).

          "Cumulative Difference" has the meaning specified in Section
           ---------------------
2.04(b)(ii).

          "Cumulative Tenant Period" means, at any Payment Date, the three or
           ------------------------
four (as the case may be) consecutive Tenant Accounting Periods ending with the Tenant Accounting Period that ends on the date that is closest to, but at least thirty (30) days before, such Payment Date. Notwithstanding the preceding sentence, (a) the first Cumulative Tenant Period hereunder shall begin on February 26, 1994 and shall end on March 25, 1994, (b) the Cumulative Tenant Period for the February 1, 1997 Payment Date shall end with (and include) the Tenant Accounting Period ending January 3, 1997 and (c) the Cumulative Tenant Period for the February 1, 1998 Payment Date shall end with (and include) the Tenant Accounting Period ending January 2, 1998. The first and last day of each Cumulative Tenant Period through June 18, 1999 is set forth on Schedule 1.01B.

          "Current Ground Rent" means, at any time, all rent due and payable
           -------------------
under the International Ground Leases the payment of which has not been deferred. The term "Current Ground Rent" does not include Deferred Ground Rent.
                    -------------------

          "Current Year" has the meaning specified in Section 4.04.
           ------------

          "Debt and Tenant Chance Guaranty" means the Debt and Tenant Change
           -------------------------------
Guaranty in substantially the form of Exhibit S, as amended from time to time in accordance with its terms.

          "Debt Service Guaranty" means the Amended and Restated Debt Service
           ---------------------
Guaranty in substantially the form of Exhibit J, as amended from time to time in accordance with its terms.

          "Default" means any Event of Default or any Potential Default.
           -------

          "Deferred Ground Rent" means, at any time, all rent payable under the
           --------------------
International Ground Leases the payment of which has been deferred by the Borrower in accordance with Section 6.01(s).

          "Deferred Incentive Management Fees" means, without duplication, all
           ----------------------------------
of the following as in existence and calculated as of December 31, 1993: (a) all "Deferred Incentive Management Fees" referred to in the 1986 Management Agreement, (b) all "Base Management Fees" and "Courtyard Management Fees" referred to in the 1986 Management Agreement and treated as "Deferred Incentive Management Fees" pursuant to Section 5.02E thereof and (c) all other "Incentive Management Fees" (excluding in each case those referred to in clauses (a) and (b) above) accrued through December 31, 1993 on the Tenant's financial records.

          "Deferred Purchase Note" means the Deferred Purchase Note of the
           ----------------------
Borrower payable to the order of Marriott Corporation in the principal amount of $79,947,000 and issued by the Borrower pursuant to the Purchase Agreement as partial payment for the sale of the Hotels and the Connecticut Hotel by Marriott Corporation to the Borrower.

          "Determined Libor Rate" means a rate equal to 3.56% per annum, which
           ---------------------
would be the Determined Libor Rate (as defined in the Forbearance Agreement) for a one month Interest Period commencing on March 18, 1994.

          "Distribution" means the special dividend transaction consisting of a
           ------------
distribution to shareholders of Host Marriott, on a share-for-share basis, of all outstanding shares of common stock of Marriott International, as set forth in the Proxy Statement.

          "Distribution Agreement" means the Distribution Agreement dated as of
           ----------------------
September 15, 1993 between Marriott Corporation and Marriott International.

          "Distribution Documents" means the Distribution Agreement, the
           ----------------------
Employee Benefits Allocation Agreement, the Tax Sharing Agreement, the LYONS Allocation Agreement, the Host Marriott Lodging Management Agreements, the Consolidation Agreement, the Senior Living Services Lease Agreements, the Philadelphia Mortgage, the Host Consulting Agreement, the Assignment and License Agreement, the Noncompetition Agreement and the Transitional Services Agreements, as each such agreement is defined in the Proxy Statement if not otherwise defined herein, and each other agreement governing the Asset Transfers and the Distribution.

          "Dollars" and the sign "$" each means lawful currency of the United
           -------
States of America.

          "Domestic Lending Officer" means, with respect to any Lender, the
           ------------------------
office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule 2.01B or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify in writing to the Borrower and the Agent.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000, any holding company thereof and any Affiliate having total assets in excess of $1,000,000,000 of any such holding company; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000, any holding company thereof and any Affiliate having total assets in excess of $500,000,000 of any such holding company; (c) a commercial or consumer finance company (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, having total assets in excess of $50,000,000 and whose debt is rated "BBB" or better by Standard & Poor's Corporation, "Baa" or better by Moody's Investors Service, Inc., or rated in one of the top four categories of any other nationally recognized rating agency; (d) any Person organized under the laws of the United States, or any state thereof, that is organized as a mutual fund or registered investment company and having total assets in excess of $50,000,000; and (e) any other Person approved by the Agent and the Borrower, which approvals will not be unreasonably withheld; provided, however, that neither an Affiliate of the Borrower nor an Affiliate of
--------  -------
the Tenant shall qualify as an Eligible Assignee under this definition.

          "Environmental Action" means any administrative, regulatory or
           --------------------
judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" means any federal, state or local law, rule,
           -----------------
regulation, order, writ, judgment, injunction, decree or determination relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

          "Environmental Permit" means any permit, approval, identification
           --------------------
number, license or other authorization required under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" of any Person means any other Person that for
           ---------------
purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

          "Estimated Unpaid Transaction Costs" means $535,266.85, which is the
           ----------------------------------
Borrower's estimate of Transaction Costs, excluding those paid on or before the Closing Date.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
office of such Lender specified as its Eurodollar Lending Office opposite its name on Schedule 2.01B or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify in writing to the Borrower and the Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar
           ---------------
Rate Advances comprising part of the same Multistate Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of the Reference Bank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the greeter of (i) $5,000,000 and (ii) the sum of such Reference Bank's Eurodollar Rate Advance comprising part of such Multistate Borrowing to be outstanding during such Interest Period and such Reference Bank's California Eurodollar Advance comprising part of the California Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage, if any, for such Interest Period. Notwithstanding the preceding sentence, "Eurodollar Rate" means, if the Borrower selects in April
                     ---------------
1994 the Interest Period of longer than three months described in the second parenthetical of the definition of "Interest Period", for purposes of calculating the Eurodollar Rate for that Interest Period only clause (a) of the preceding sentence shall be modified prior to the words "by the principal office of the Reference Bank" to read "the rate per annum at which deposits in U.S. dollars would be offered as determined by the Reference Bank in its discretion."

          "Eurodollar Rate Advance" means a Multistate Advance that bears
           -----------------------
interest as provided in Section 2.05(a)(i).

          "Eurodollar Rate Reserve Percentage" means, for any Interest Period
           ----------------------------------
for any Eurodollar Rate Advance comprising part of the same Multistate Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for the Reference Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Borrowings is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 7.01.
           -----------------

          "Excess Earnings Recapture" means, for any period, Adjusted Operating Profit for such period less the sum of (a) payments of principal (including
                       ----
under Section 2.02, 2.03 and 2.04(a) of this Agreement and of the California Loan Agreement), interest and other Obligations of the Borrower under the Combined Loan Documents paid by the Borrower during such period pursuant to the Combined Loan Documents (excluding (i) payments of principal and interest made in such period pursuant to Section 2.04(b)(i) hereof and of the California Loan Agreement to the extent related to prior periods, (ii) payments of principal and interest made in such period pursuant to Section 2.04(b)(ii) hereof and of the California Loan Agreement to the extent related to prior periods, (iii) payments of principal and interest made in such period pursuant to Article IV of this Agreement and the California Loan Agreement in connection with the release of a Hotel Property, (iv) for purposes of the calculation of Excess Earnings Recapture made for the second Cumulative Tenant Period hereunder, payments of principal, interest, fees and expenses paid by the Borrower on the Closing Date pursuant to this Agreement and the California Loan Agreement and (v) to the extent not included in (iv) payments to the Agent made in such period of proceeds of sales of Multistate Collateral to the extent such proceeds are not included in Gross Revenues), (b) payments of Partnership Costs for such period (excluding payments of Partnership Costs made after the Closing Date until such Partnership Costs exceed the Administrative Holdback Amount), (c) Current Ground Rent paid by the Borrower or the Tenant to the international Ground Lessors during such period in accordance with this Agreement and (d) for purposes of the calculation of Excess Earnings Recapture made for the second Cumulative Tenant Period hereunder, Transaction Costs paid by the Borrower after the Closing Date during such period. Notwithstanding the preceding sentence, there shall not be deducted from Adjusted Operating Profit in calculating Excess Earnings Recapture
(x) the payment described in the last sentence of Section 2.04(b)(i) of this Agreement and of the California Loan Agreement made on account of Transaction Costs or (y) the payment described in Section 6.01(j) of this Agreement and of the California Loan Agreement. As used in this definition, "Transaction Costs"
                                                            -----------------
means the fees and expenses incurred by the Borrower in connection with the preparation, negotiation, execution and delivery on the Closing

Date of the Combined Loan Documents, including without limitation (1) the fees and expenses of Hogan & Hartson L.L.P., (2) the fees and expenses of local counsel to the Borrower, (3) the cost of obtaining good standing certificates and other documents certified by governmental entities and required to be delivered hereunder on the Closing Date and (4) the fees, expenses and premiums charged by title insurance companies and other search companies for the provision pursuant to this Agreement and the California Loan Agreement of title insurance on the Hotel Properties and the recording, filing and retrieval of the documents required to be recorded, filed and retrieved by this Agreement and the California Loan Agreement.

          "Exchange Offer" means the offer made by Marriott Corporation pursuant
           --------------
to which holders of certain notes of Marriott Corporation had the right to exchange their notes for a combination of cash and common stock of Host Marriott and new senior notes issued by a Subsidiary of Host Marriott.

          "Exculpated Parties" has the meaning specified in section 2.12.
           ------------------

          "Extension Notice" has the meaning specified in Section 2.03(c).
           ----------------

          "Excluded Period" means, with respect to any additional amount payable
           ---------------
under Section 2.08(a) or 2.08(b), the period ending 120 days prior to the applicable Lender's delivery of a certificate referenced in Section 2.08(a) or 2.08(b), as applicable, with respect to such additional amount.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fee Interest" means any Mortgaged Interest in which the Borrower (or,
           ------------
in the case of the Hotel in Fairfax (Fair Oaks), Virginia, the Courtyard by Marriott Limited Partnership Land Trust) has a fee simple interest in the entire Hotel Property.

          "FF&E" means all furniture, fixtures, furnishings and equipment
           ----
acquired or to be acquired in connection with the operation of a Hotel Property, including without limitation all such furniture, fixtures, equipment and furnishings acquired after the date hereof and all replacements thereof.

          "FF&E Lease" means (a) a lease (other than a TV System Lease,
           ----------
Telephone Lease or Computer Lease) to the Borrower or the Tenant of any FF&E that is customarily leased in the hotel industry in the United States and on payment terms (including amount and time of payment) not materially more favorable to the lessor thereof than payment terms customary in the hotel industry in the United States for similar leases, (b) one or more other leases (other than a TV System Lease, Telephone Lease, Computer Lease or lease described in clause (a)) of any FF&E, including without limitation any Capitalized Lease, the Borrower's or Tenant's payment Obligations under which do not exceed $2,000 per Hotel per Tenant Fiscal Year and $100,000 in the aggregate per Tenant Fiscal Year and (c) any lease (other than a TV System Lease, Telephone Lease, Computer Lease or lease described in clause (a) or clause (b)) to the Borrower or the Tenant of any other FF&E that is approved by the Agent.

          "FF&E Reserve" means the "Repair and Equipment Reserve" or "Reserve"
           ------------
as defined in Section 8.02 of the Hotel Lease.

          "FF&E Reserve Account" has the meaning specified in the Multistate
           --------------------
Security Agreement.

          "Financial Statements" means the financial statements of the Borrower
           --------------------
furnished to the Agent or the Lenders from time to time, including, without limitation, those furnished by the Borrower pursuant to Section 6.03 hereof.

          "FIRREA" means the Federal Financial Institutions Reform, Recovery and
           ------
Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "FNBC" has the meaning specified in the Preliminary Statements.
           ----

          "Forbearance Agreement Rate" means the Forbearance Agreement dated
           --------------------------
December 15, 1993 among the Borrower, the 1988 Lenders and Citibank as agent for the 1988 Lenders.

          "Forbearance Agreement Rate" means an interest rate equal to 5.06% per
           --------------------------
annum, which equals the Determined Libor Rate plus 1.50%.
                                              ----

          "Foreign Lender" has the meaning specified in Section 2.10(g).
           --------------

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "General Partner" means CBM One Corporation, a Delaware corporation.
           ---------------

          "Governmental Authority" means any nation, state or other political
           ----------------------
subdivision or instrumentality of such nation or state and any entity (including any public agency or unincorporated association) exercising executive, legislative, judicial, regulatory or administrative functions of government.

          "Gross Revenues" has the meaning specified in the Hotel Lease.
           --------------

          "Ground Lease" means an International Ground Lease or a Third Party
           ------------
Ground Lease.

          "Ground Lease Amendment" means a First Amendment to Ground Lease in
           ----------------------
substantially the form of Exhibit I amending an International Ground Lease.

          "Ground Lessor" means an International Ground Lessor or a Third Party
           -------------
Ground Lessor.

          "Guarantee" has the meaning specified in the Closing Date MI Revolver
           ---------
(with all defined terms used in the MI Revolver in connection with the definition of "Guarantee" having the respective meanings set forth in the
               ---------
Closing Date MI Revolver).

          "Guaranteed Obligations" has the meaning specified in the Debt Service
           ----------------------
Guaranty.

          "Hazardous Materials" means (a) petroleum or petroleum products,
           -------------------
natural or synthetic gas, asbestos in any form, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances" "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or synonymous words under any

Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

          "Host Event" has the meaning specified in Section 7.03(b).
           ----------

          "Host Material Adverse Effect" has the meaning specified in Section
           ----------------------------
5(c) of the Debt Service Guaranty.

          "Host Marriott" means Host Marriott Corporation, a Delaware
           -------------
corporation formerly named Marriott Corporation.

          "Host Marriott Indemnity Agreement" means the Indemnity Agreement in
           ---------------------------------
substantially the form of Exhibit R, as amended from time to time in accordance with its terms.

          "Host Subordinated Notes" has the meaning specified in the Debt
           -----------------------
Service Guaranty.

          "Hotel" means a Courtyard by Marriott hotel identified on Schedule
           -----
5.01(z) and further described on Schedule 5.01(aa), all FF&E of such hotel and all improvements on the Land on which such hotel is located, in each case whether now existing or hereafter acquired, and all alterations and additions thereto, including all fixtures and appurtenances now or hereafter attached to such improvements or to the Land; provided that such hotel and, FF&E
                                  --------
improvements shall cease to be included in the term "Hotel" for purposes of this Agreement and the other Multistate Loan Documents from and after such time as the "Hotel Property" which includes such hotel is released from its Multistate Mortgage, Multistate Assignment of Leases and the other Multistate Collateral Documents encumbering such Hotel Property pursuant to Article IV. Notwithstanding any such release, (a) all calculations made and payments required or permitted to be made for any period by reference to any Hotel or Hotel Property (including without limitation Excess Earnings Recapture) shall include the released Hotel or Hotel Property, as the case may be, up to the time during such period when the Hotel Property was so released and (b) all reports, financial statements and other information covering one or more Hotels for any period during which the Hotel Property is released shall include such Hotel Property up to the time of its release. In addition, the foregoing proviso and the provisos in the definition of "Land" shall not limit or otherwise affect any
                                   ----
obligations of the Borrower or any other Loan Party to indemnify, hold harmless or otherwise reimburse the Agent or any Lender on account of any matter involving the Hotel, the Land on which it is located, the Multistate Loan Documents or the transactions contemplated hereby.

          "Hotel Lease" means the Lease Agreement in substantially the form of
           -----------
Exhibit M, as amended from time to time in accordance with its terms and with the terms of the Attornment Agreement.

          "Hotel Lease Guaranty" means the Hotel Lease Guaranty in substantially
           --------------------
the form of Exhibit Q, as amended from time to time in accordance with its terms.

          "Hotel Property" means a Hotel and the Land underlying it (without
           --------------
regard to whether the Land is owned or leased by the Borrower) and all easements and appurtenances relating to such Land.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases") and including, in the case of the Borrower, all
  ------------------
Obligations of the Borrower under FF&E Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements, (i) all Indebtedness of others referred to in clauses (a) through (h) above to the extent guaranteed directly or indirectly in any manner by such Person, or in effect (and to the extent) guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) the amount of all indebtedness referred to in clauses (a) through (h) above that is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          "Indemnified Party" has the meaning specified in Section 9.04(b).
           -----------------

          "Initial Excess Cash Amount" means the product of (a) $2,704,019.64
           --------------------------
and (b) 86.30604209%. The Borrower's calculation of the dollar amount specified in clause (a) is set forth in Schedule 1.01C.

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
part of the same Multistate Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into a Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two or three months, as the Borrower may select, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period (except that the Borrower may select in April 1994 an Interest Period longer than three months that ends on or before the August l, 1994 Payment Date); provided,
                                                                --------
however, that:
-------

               (a) the Borrower may not select any Interest Period that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Multistate Advances due and payable on or prior to such date;

               (b) subject to the limitations of Section 2.06 and paragraph (c) below, the Borrower may, on any Business Day, divide any existing Multistate Borrowing comprised of Eurodollar Rate Advances into two or more new Multistate Borrowings consisting of Base Rate Advances, Eurodollar Rate Advances or both, each such new Multistate Borrowing having a principal amount as designated by the Borrower and all such new Multistate Borrowings collectively having an aggregate principal amount equal to the aggregate principal amount of such existing Multistate Borrowing, provided, however, that if the date of such
                                    --------  -------
     division is not the last day of the then existing Interest Period therefor, the Borrower shall compensate the Lenders therefor under Section 9.04(d);

               (c) the Borrower may not select any Interest Period for Eurodollar Rate Advances comprising part of the same Multistate Borrowing unless (i) the Borrower selects an Interest Period (as defined in the California Loan Agreement) under the California Loan Agreement for California Eurodollar Advances comprising part of the same California Borrowing (such California Borrowing being the "Corresponding California
                                                     ------------------------
     Borrowing") with the same beginning and ending dates as the Interest Period
     ---------
     for such Eurodollar Rate Advances and (ii) the aggregate outstanding principal amount of the California Eurodollar Advances with such corresponding Interest Period (as defined in the California Loan Agreement) shall be equal on the date the Borrower selects the Interest Period for such Eurodollar Rate Advances hereunder to (x) the aggregate outstanding principal amount of the California Advances on such date multiplied by (y) a fraction, the numerator of which is the aggregate outstanding principal amount of such Eurodollar Rate Advances on such date and the denominator of which is the aggregate outstanding principal amount of all Multistate Advances on such date. For example, the Borrower may not select an Interest Period for Eurodollar Rate Advances comprising twenty-two (22) percent of the Multistate Advances unless the Borrower selects an Interest Period (as defined in the California Loan Agreement) for California Eurodollar Advances comprising twenty-two (22) percent of the California Advances with the same beginning and ending dates as the Interest Period for such Eurodollar Rate Advances;

               (d) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that if such extension would cause the last day of such
     --------  -------
     Interest Period to occur in the nest following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (e) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "International Ground Lease" means a ground lease between an
           --------------------------
International Ground Lessor, as landlord, and the Borrower, as tenant, granting the Borrower a leasehold interest on the Land on which a Hotel is located;

provided that with respect to the Hotels in Illinois and Virginia "International
--------                                                           -------------
Ground Lease" means a ground lease between an International Ground Lessor, as
------------
landlord, and a Land Trust, as tenant, granting such Land Trust a leasehold interest on the Land on which a Hotel is located.

          "International Ground Lessor" means Host Restaurants, Inc., Casa Maria
           ---------------------------
of Maryland, Inc., Newark Properties, Inc. or Essex House Condominium Corporation, as applicable and, if any after the Closing Date, their successors and assigns.

          "International Subordinated A Notes" has the meaning specified in the
           ----------------------------------
Backup Debt Service Guaranty.

          "International Subordinated Notes" has the meaning specified in the
           --------------------------------
Subordination Agreement.

          "Inventory" means all Inventory referred to in Section l(b) of the
           ---------
Multistate Security Agreement.

          "Investment" in any Person means any loan or advance to such Person,
           ----------
any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Indebtedness of the types referred to in clauses (i) and (j) of the definition of "Indebtedness" in respect of such Person.
    ------------

          "Knowledge," "Knows" or "Known".  The Borrower or the General Partner
           ---------    -----      -----
has "Knowledge" of or "Knows" of a particular event or other matter, or an event or other matter is "Known" to the Borrower or the General Partner, when it is brought to the attention of (i) the President (or, when such position is not filled, the Person acting in such capacity) of the General Partner, (ii) any other Designated Executive Officer of the General Partner who in the ordinary course of his or her responsibilities handles matters relating to the operation of the Hotel Properties or the administration of any of the Combined Loan Documents or (iii) any Designated Executive Officer of Host Marriott. Any Loan Party other than the Borrower or the General Partner has "Knowledge" of or "Knows" of a particular event or other matter, or any event or other matter is "Known" to such Loan Party, when it is brought to the attention of any Designated Executive Officer of such Loan Party. As used in this definition, "Designated Executive Officer" of any Loan Party means the persons holding the
 ----------------------------
following positions at such Loan Party, or, when any of such positions is not filled, acting in such capacity, (a) in the case of the General Partner, the president, each vice president, each treasurer, the chief accounting officer and each director of the General Partner, (b) in the case of Host Marriott, the president, the chief executive officer, the general counsel, the executive vice president - treasury, the senior vice president - legal, the senior vice president - treasury, the chief financial officer, each vice president in the treasury department, each vice president in the legal department, the chief financial officer and the controller, in each case in this clause (b) who in the ordinary course of his or her responsibilities handles matters relating to the operation of the Hotel Properties or the administration of any of the Combined Loan Documents and (c) in the case of Marriott International, the Tenant and each International Ground Lessor, the president, the chief executive officer, any vice president who in the ordinary course of his or her responsibilities handles matters relating to the operation of the Hotel Properties or the administration of any of the Combined Loan Documents, the chief financial officer, each treasurer or assistant treasurer, the chief accounting officer and the controller. Designated Executive Officer of each of the Borrower, the General Partner and Host Marriott also means the Persons holding from time to time the positions other than those listed above for such Loan Party as set forth in a notice from the Agent to such Loan Party when the Agent reasonably believes that the Persons holding such other positions in the ordinary course of their responsibilities handle matters relating to the operation of the Hotel Properties or the administration of any of the Combined Loan Documents.

          "Land" means the parcel of land on which a Hotel is located, which
           ----
parcel consists of approximately the acreage identified, and is located as described, on Schedule 5.01(aa) hereto, provided that such parcel of land shall
                                        --------
cease to be included in the term "Land" for purposes of this Agreement and the other Multistate Loan Documents from and after such time as the Hotel Property which includes such parcel of land is released from its Multistate Mortgage and Multistate Assignment of Leases pursuant to Article IV. References in this Agreement to "Land" on which a

Hotel n is located-, to the Land "underlying" a Hotel and phrases with similar meanings shall mean such entire parcel of land.

          "Land Trusts" means each of (a) LaSalle National Bank, as Trustee
           -----------
under that certain land trust agreement dated December 9, 1986 known as Trust No. 1118000, (b) the Virginia Beach Courtyard by Marriott Limited Partnership Land Trust, (c) the Richmond Courtyard by Marriott Limited Land Trust, (d) the Herndon-Reston Courtyard by Marriott Limited Partnership Land Trust, (e) the Hampton Beach Courtyard by Marriott Limited Partnership Land Trust and (f) the Courtyard by Marriott Limited Partnership Land Trust.

          "Leasehold Interest" means any Mortgaged Interest in which the
           ------------------
Borrower (or a Land Trust for the benefit of the Borrower) has a leasehold interest in the Land.

          "Lenders" means the Banks listed on the signature pages hereof and
           -------
each Eligible Assignee that shall become a party hereto pursuant to Section
9.07.

          "Lien" means any lien, security interest or other charge or
           ----
encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Parties" means the Borrower, Host Marriott, Marriott
           ------------
International, the General Partner, the Tenant and each International Ground Lessor.

          "LYONS Allocation Agreement" means the agreement between Marriott
           --------------------------
International and Host Marriott pursuant to which Marriott International assumed certain obligations evidenced by Host Marriott's outstanding Liquid Yield Option Notes due 2006, as described in the Proxy Statement.

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Marriott Corporation" means Marriott Corporation, a Delaware
           --------------------
corporation now named Host Marriott Corporation.

          "Marriott International" means Marriott International, Inc., a
           ----------------------
Delaware corporation.

          "Marriott International Indemnity Agreement" means the Marriott
           ------------------------------------------
International Indemnity Agreement in substantially the form of Exhibit E hereto, as amended from time to time in accordance with its terms.

          "Material Adverse Change" means any material adverse change in the
           -----------------------
business, condition (financial or otherwise), operations, performance, properties (including the Hotel Properties and the respective interest of any Loan Party therein) or prospects of any Loan Party.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, condition (financial or otherwise), operations, performance, properties (including the Hotel Properties and the respective interest of the Borrower or the Tenant therein) or prospects of the Borrower, the General Partner, the Tenant or Marriott International, (b) the rights and remedies of the Agent or any Lender under any Multistate Loan Document or Related Document or the priority of any Multistate Mortgage or other Lien in favor of the Lenders or (c) the ability, of any Loan Party to perform its Obligations under any Multistate Loan Document or Related Document to which it is or is to be a party.

          "Material Contract" means, with respect to any Person, each contract
           -----------------
to which such Person is a party involving aggregate consideration payable to or by such Person of $2,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

          "Material Subsidiary" of any Person means, at any time, a Subsidiary
           -------------------
of such Person having (a) at least 10% of the total Consolidated assets of such Person and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of such Person) or (b) at least 5% of the Consolidated revenues of such Person and its Subsidiaries for the Rolling Period ending on the last day of the most recent fiscal quarter of such Person.

          "Material Term" means, with respect to the Hotel Lease, any term or
           -------------
provision of the Hotel Lease (a)(i) that directly or indirectly affects any amount payable to the Borrower or the Tenant thereunder (including amounts that the Tenant is entitled to retain out of Operating Profit), (ii) that directly or indirectly affects any amount payable by the Tenant to Marriott International, Host Marriott or the Ground Lessors thereunder, (iii) that affects the date the Tenant is required to pay any amounts to the Borrower thereunder or affects the requirement that the Tenant pay any specified amount to the Borrower by depositing it in the Borrower Operating Account or (iv) that affects the timing or content of the budgets, operating results and other information to be provided by the Tenant thereunder or (b) the failure of the Borrower or the Tenant to perform which could impair the value of the interest or rights of the Borrower thereunder or impair the rights or interests of the Agent or any Lender with respect thereto. Without limiting the preceding sentence, each of the following provisions of the Hotel Lease is a Material Term: (1) the definition of "Deductions" (including the defined terms used therein); (2) the definitions of "Gross Revenues", Operating Profit", "Refinancing Proceeds" and "Sale Proceeds"; (3) Section 2.03; (4) Article IV (including the defined terms used therein); (5) Article V (including the defined terms used therein); (6) Article VII through Article IX; (7) Section 10.01 and Section 10.02; (8) Article XI; (9)
Article XII; (10) Article XIII; (11) Section 14.01A and Section 14.01C; (12)
Article XV; (13) Article XVI; (14) Article XVIII; and (15) Article XIX.

          "Memorandum" means the private placement memorandum dated July 15,
           ----------
1986, issued in connection with the sale of 1,150 units of limited partnership interests in the Borrower.

          "Memorandum of Ground Lease" has the meaning specified in Section
           --------------------------
3.01(k)(xiii).

          "MI Debt" means "Indebtedness" as defined in the Closing Date MI
           -------         ------------
Revolver (with all defined terms used in the Closing Date MI Revolver in connection with the definition of "Indebtedness". having the respective meanings
                                   ------------
set forth in the Closing Date MI Revolver).

          "MI Guaranty" means the MI Guaranty in substantially the form of
           -----------
Exhibit N, as amended from time to time in Accordance with its terms.

          "MI Revolver" means the $1,000,000,000 Credit Agreement dated as of
           -----------
August 25, 1993 among Marriott International, the Lenders party thereto, Citibank as Administrative Agent, Citibank, The Bank of Nova Scotia, Chemical Bank and The First National Bank of Chicago as Managing Agents and The Bank of Nova Scotia as Letter of Credit Agent.

          "MI Senior Credit Facility" means, at any time of determination, the
           -------------------------
agreement, if any, in effect at such time between Marriott International and one or more commercial banks, funds (if any) and other institutional lenders (if any) party thereto for which both (a) such banks, funds and other lenders have binding commitments under such agreement (whether or not Marriott International shall have then borrowed all amounts available to it under such agreement) to lend to Marriott International at the time of determination and from time to time on a revolving basis United States dollars in an aggregate amount at any time outstanding at least equal to

$250,000,000 and (b) Marriott International's payment obligations thereunder are not subordinated to any other Indebtedness of Marriott International; provided
                                                                      --------
that if at the time of determination, there shall be more than one agreement satisfying the preceding requirements of this definition, MI Senior Credit Facility shall mean the agreement under which the lenders party thereto have binding commitments to lend Marriott International in the aggregate the largest dollar amount.

          "Mortgaged Interest" means, at any time, (a) as to each Hotel located
           ------------------
(in whole or part) on Land owned by an International Ground Lessor, all right, title and interest of the Borrower (or a Land Trust) and such International Ground Lessor in such Hotel and the Land underlying it and (b) as to each other Hotel, all right, title and interest of the Borrower (or in the case of the Hotel in Fairfax (Fair Oaks), Virginia, the Courtyard by Marriott Limited Partnership Land Trust) in such Hotel and the Land underlying it.

          "Multiemployer Plan" of any Person means a multiemployer plan, as
           ------------------
defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" of any Person means a single employer plan,
           ----------------------
as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Multistate Advance" has the meaning specified in Section
           ------------------
2.01(a)(iii).

          "Multistate Assignment of Leases" means the Assignment of Leases and
           -------------------------------
Rents in substantially the form of Exhibit O-1 (for Multistate Primary Hotels) or O-2 (for Multistate Secondary Hotels), as amended from time to time in accordance with its terms.

          "Multistate Borrowing" means a borrowing consisting of Multistate
           --------------------
Advances of the same Type and, in the case of Eurodollar Rate Advances, having Interest Periods of the same duration commencing on the same date.

          "Multistate Closing Payment" means the $8,630,604.21 payment of
           --------------------------
principal in respect of 1988 Multistate Loan A, which payment is to be made by the Borrower on the Closing Date.

          "Multistate Collateral" means all "Collateral" referred to in the
           ---------------------
Multistate Collateral Documents and all other property that is subject to any Lien in favor of the Agent or the Lenders securing any Obligations of the Borrower under any of the Multistate Loan Documents including, without limitation, all "Collateral" referred to in the Multistate Security Agreement and the Hotel Properties subject to Liens in favor of the Agent or the Lenders pursuant to the Multistate Mortgages.

          "Multistate Collateral Documents" means the Multistate Security
           -------------------------------
Agreement, the Multistate Mortgages and the Multistate Assignments of Leases.

          "Multistate Loan Documents" means this Agreement, the Multistate
           -------------------------
Notes, the Debt Service Guaranty, the Backup Debt Service Guaranty, the Debt and Tenant Change Guaranty, the MI Guaranty, the Hotel Lease Guaranty, the Subordination Agreement, the Host Marriott Indemnity Agreement, the Marriott International Indemnity Agreement, the Attornment Agreement and the Multistate Collateral Documents.

          "Multistate Mortgage Amendments" means the Multistate Primary Hotel
           ------------------------------
Mortgage Amendments and the Multistate Secondary Hotel Mortgage Amendments.

          "Multistate Mortgages" means the 1986 Multistate Mortgages, each as
           --------------------
amended by, as set forth in Section 3.01(k)(xii), a Multistate Primary Hotel Mortgage Amendment or a Multistate Secondary Hotel Mortgage Amendment, and as further amended from time to time in accordance with their respective terms.

          "Multistate Note" means a promissory note of the Borrower payable to
           ---------------
the order of any Lender in substantially the form of Exhibit A hereto, evidencing the indebtedness of the Borrower to such Lender in respect of the Multistate Advances.

          "Multistate Obligations" has the meaning specified in Section 2.11.
           ----------------------

          "Multistate Primary Hotel" means a Hotel located outside the State of
           ------------------------
California.

          "Multistate Primary Hotel Mortgage Amendment has the meaning specified
           -------------------------------------------
in Section 3.01(k)(xii).

          "Multistate Secondary Hotel" means a Hotel located within the State of
           --------------------------
California.

          "Multistate Secondary Hotel Mortgage Amendment" has the meaning
           ---------------------------------------------
specified in Section 3.01(k)(xii).

          "Multistate Secondary Hotel Property" means a Hotel Property located
           -----------------------------------
within the State of California.

          "Multistate Security Agreement" means the Amended and Restated
           -----------------------------
Security Agreement in substantially the form of Exhibit D, as amended from time to time in accordance with its terms.

          "Multistate Withheld Amount" has the meaning specified in Section
           --------------------------
2.04(b)(iv).

          "Net Cash Proceeds" means with respect to any sale, lease, transfer or
           -----------------
other disposition of any asset by any Person, including the granting of any easement, the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders' fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction (in each case referred to in clauses (a) and (b), to the extent not deducted or to be deducted from Gross Revenues under the Hotel Lease in calculating Operating Profit).

          "1986 California Loan Agreement" means the Loan Agreement dated as of
           ------------------------------
August 14, 1986, as amended prior to the effectiveness of the 1988 California Loan Agreement, among the Borrower, the Original Banks and Citibank and FNBC as agents for the Original Banks, in which the Original Banks agreed to make loans to the Borrower in an aggregate principal amount not in excess $51, 098,867.

          "1986 Loan Agreements" has the meaning specified in the Preliminary
           --------------------
Statements.

          "1986 Management Agreement" means the Management Agreement dated as of
           -------------------------
August 14, 1986 between CMC and the Borrower, as amended by amendments dated January 1, 1988, July 1, 1989 and January 1, 1992.

          "1986 Multistate Loan Agreement" means the 1986 Loan Agreement
           ------------------------------
governing loans to the Borrower in an aggregate outstanding principal amount not to exceed $322,050,133.

          "1986 Multistate Loan Documents" means the 1986 Multistate Loan
           ------------------------------
Agreement and the other Loan Documents (as defined in the 1986 Multistate Loan Agreement).

          "1986 Multistate Mortgages" means the deeds of trust, trust deeds,
           -------------------------
mortgages, leasehold mortgages and leasehold deeds of trust originally securing the loans governed by the 1986 Multistate Loan Agreement, as amended by amendments executed in connection with the 1988 Multistate Loan Agreement.

          "1988 Banks" has the meaning specified in the Preliminary Statements.
           ----------

          "1988 California Loan Agreement" has the meaning specified in the
           ------------------------------
Preliminary Statements.

          "1988 California Loans" has the meaning specified in the California
           ---------------------
Loan Agreement.

          "1988 Lenders" has the meaning specified in the Preliminary
           ------------
Statements.

          "1988 Loan Agreements" has the meaning specified in the Preliminary
           --------------------
Statements.

          "1988 Multistate Loan A" means, collectively, the loans to the
           ----------------------
Borrower in the aggregate outstanding principal amount of $140,807,444.59 governed prior to the Closing Date by the 1988 Multistate Loan Agreement and defined therein as "Loan A".

          "1988 Multistate Loan Agreement" has the meaning specified in the
           ------------------------------
Preliminary Statements.

          "1988 Multistate Loan B" means, collectively, the loans to the
           ----------------------
Borrower in the aggregate outstanding principal amount of $172,612,084.20 governed prior to the Closing Date by the 1988 Multistate Loan Agreement and defined therein as "Loan B".

          "1988 Multistate Loan Documents" means the 1988 Multistate Loan
           ------------------------------
Agreement and the other Loan Documents (as defined in the 1988 Multistate Loan Agreement).

          "1988 Multistate Loans" means, collectively, the loans to the Borrower
           ---------------------
governed prior to the Closing Date by the 1988 Multistate Loan Agreement, and consisting of 1988 Multistate Loan A and 1988 Multistate Loan B.

          "1994 Mortgage Policies" has the meaning specified in Section
           ----------------------
3.01(k)(xii)(B).

          "1994 Mortgage Policy" has the meaning specified in Section
           --------------------
3.01(k)(xii)(B).

          "Obligations" means, with respect to any Person, any obligation of
           -----------
such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 7.01(l) or Section 7.01(m). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Multistate Loan Documents include (a) the obligation of such Loan Party to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Multistate

Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, may elect to pay or advance on behalf of such Loan Party in accordance with the rights granted to any Lender under any applicable Multistate Loan Document.

          "Open Year" has the meaning specified in Section 5.01(t).
           ---------

          "Operating Profit" has the meaning specified in the Hotel Lease.
           ----------------

          "Original Banks" has the meaning specified in the Preliminary
           --------------
Statements.

          "Other Taxes" has the meaning specified in Section 2.10(b).
           -----------

          "Partnership Costs" means, for any period and without duplication,
           -----------------
administrative and general expenses of the Borrower in connection with the operation of the Borrower to the extent not deducted under the Hotel Lease from Gross Revenues in calculating Operating Profit and to the extent not for services to be provided by the Tenant under the Hotel Lease in exchange for the Base Management Fee or the Courtyard Management Fee (each as defined in the Hotel Lease), including, without limitation, (i) costs of postage, (ii) amounts paid to third parties for the provision of investor services, printing of documents for distribution to the limited partners of the Borrower, legal services, accounting services and audits, (iii) amounts payable to Host Marriott, its Subsidiaries and Marriott International on account of the provision of legal services, audits, joint venture and fixed asset accounting services and the vice president allocation for the provision of services to the Borrower by management of Host Marriott and (iv) bank fees.

          "Partnership Documents" means (a) the Amended and Restated Agreement
           ---------------------
of Limited Partnership of the Borrower dated August 26, 1986 and (b) the certificates of limited partnership or foreign limited partnership of the Borrower, filed or recorded in the appropriate Secretary of State or other offices in the State of Delaware, State of Maryland and all States in which a Hotel is located.

          "Payment Date" means each February 1, May 1, August 1 and November 1.
           ------------

          "Performance Operating Profit" means, for any period, (a) Operating
           ----------------------------
Profit of the Hotels for such period under the Hotel Lease minus (b) all rent
                                                           ------
payable (whether or not deferred) under the International Ground Leases during such period.

          "Performance Operating Profit of the Remaining Hotels" has the meaning
           ----------------------------------------------------
specified in Section 4.04:

          "Permitted Exceptions" means, as to each Hotel Property, (a) any real
           --------------------
estate taxes that are not yet due and payable, (b) any Lien securing any obligations to the Lenders under the California Loan Documents and the Multistate Loan Documents and (c) any other matter affecting title to a Hotel Property set forth as an exception in the respective 1994 Mortgage Policy to which the Lenders have consented.

          "Permitted Liens" means (a) easements for utilities, access or other
           ---------------
services that benefit or serve a Hotel Property and do not, and will not, render title to the Hotel Property encumbered thereby unmarketable, materially adversely affect the use of such property for its present purposes or, individually or combined with all other easements benefiting or affecting the Hotel Properties, have a Material Adverse Effect and (b) such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (i) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under
Section 6.01(b) hereof; (ii) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations which are being contested in good faith and by appropriate proceedings and with respect to which (A) the Borrower shall be in compliance with the Section titled "Mechanic's and Other Liens" of the Multistate Mortgage (including the notice requirements of such Section) covering the property subject to such Liens or (B) if any Lien is on property of the Borrower not covered by any Multistate Mortgage, the Borrower shall promptly have notified the Agent of its contest of such Lien and, upon request of the Agent, have established an escrow or posted other security acceptable to the Agent in an amount estimated by the Agent to be adequate to cover the payment of such Lien and a reasonable additional amount to cover possible interest, costs and penalties; (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (iv) Permitted Exceptions.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Philadelphia Mortgage" means the mortgage financing agreement between
           ---------------------
Marriott Corporation and Marriott International, pursuant to which Marriott International is providing first mortgage financing for the Philadelphia Convention Center hotel to be constructed by Host Marriott, as described in the Proxy Statement.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Potential Default" means any event that would constitute an Event of
           -----------------
Default but for the requirement that notice be given or time elapse or both.

          "Preferred Stock" means, with respect to any corporation, capital
           ---------------
stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Proxy Statement" means the definitive Proxy Statement distributed to
           ---------------
shareholders of Marriott Corporation dated June 19, 1993.

          "Purchase Agreement" means the Purchase Agreement dated August 14,
          -------------------
1986 between Marriott Corporation, as seller, and the Borrower, as purchaser, pursuant to which the Borrower purchased the Hotels and the Connecticut Hotel, as previously amended and as it may be further amended in accordance with its terms, this Agreement and The California Loan Agreement.

          "Real Property Laws" means (a) all present and future laws,
           ------------------
ordinances, rules, regulations and requirements, foreseen or unforeseen, ordinary or extraordinary, of any Governmental Authority having or claiming jurisdiction over any of the Hotel Properties or any part thereof or interest therein, (b) all orders, rules and regulations of any national or local board of -fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, (c) all building permits, restrictions of record and agreements and (d) all requirements of policies of public liability, fire and other insurance at any time in force with respect to the Hotel Properties or any part thereof, that, in each case referred to in the preceding part of this definition, are applicable to (i) any of the Hotel Properties or any part thereof or interest therein, including to the use, condition, operation of, or conduct of the business of, any of the Hotel Properties or any part thereof or (ii) the owners, tenants, subtenants or occupants of the Hotel Properties or any part thereof, whether or not any of the foregoing shall mandate structural changes or improvements or shall interfere with the use or enjoyment of the Hotel Properties or any part thereof.

          "Redeemable" means, with respect to any capital stock, Indebtedness or
           ----------
other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Reference Bank" means Citibank.
           --------------

          "Register" has the meaning specified in section 9.07(c).
           --------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Hotel Lease, the Purchase Agreement and
           -----------------
the Ground Leases.

          "Release Price" has the meaning specified in Section 4.02(c).
           -------------

          "Remaining Hotels" has the meaning specified in Section 4.04.
           ----------------

          "Reorganization" means the Asset Transfers, the Distribution and the
           --------------
Exchange Offer, as described in the Reorganization Documents, pursuant to which, among other things, (a) all the issued and outstanding shares of capital stock of CMC were transferred by Host Marriott to Marriott International, such that CMC became a wholly owned Subsidiary of Marriott International and (b) all the issued and outstanding shares of capital stock of each International Ground Lessor were transferred by a direct or indirect wholly owned Subsidiary of Host Marriott to the direct or indirect wholly owned Subsidiary of Marriott International set forth opposite such International Ground Lessor's name on
Schedule 9.11.

          "Reorganization Documents" means the Distribution Documents and the
           ------------------------
Prosy Statement.

          "Required Lenders" means at any time Lenders owed or holding at least
           ----------------
51` of the aggregate principal amount of the Multistate Advances outstanding at such time.

          "Retroactive Period" has the meaning specified in Section 2.08(c).
           ------------------

          "Rolling Period" means, in respect of any fiscal quarter, such fiscal
           --------------
quarter and the three preceding fiscal quarters.

          "Scheduled Maturity Date" means, at any time of determination, June
           -----------------------
15, 1997, unless the final scheduled principal payment date of the Multistate Advances has at or prior to the time of determination been extended pursuant to
Section 2.03(a) or Section 2.03(b), in which event "Scheduled Maturity Date" shall mean the final scheduled principal payment date then applicable to the Multistate Advances determined in accordance with such Section.

          "Single Employer Plan" of any Person means a single employer plan, as
           --------------------
defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a
           -------       --------
particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Persons property would constitute an unreasonably small capital.

          "Subordination Agreement" means the Consolidated, Subordinating
           -----------------------
Amended and Restated Subordination Agreement in substantially the form of Exhibit L, as amended from time to time in accordance with its terms.

          "Subsidiary" of any Person means any corporation, partnership, joint
           ----------
venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Sumitomo" has the meaning specified in the Preliminary Statements.
           --------

          "Taxes" has the meaning specified in Section 2.10(a).
           -----

          "Telephone Lease" means a lease to the Borrower or the Tenant of the
           ---------------
telephones and for other telecommunications systems and equipment located in a Hotel.

          "Tenant" means CMC and any permitted assignee thereof that shall be
           ------
assigned the rights and assume the duties of the Tenant pursuant to Section
18.01 of the Hotel Lease.

          "Tenant Accounting Period" means each period of four consecutive weeks
           ------------------------
having the same beginning and ending dates as CMC's corresponding four week accounting periods, except that the last Tenant Accounting Period in a calendar year may be longer than four consecutive weeks when and to the extent necessary to conform CMC's accounting system to the calendar. The first and last day of each Tenant Accounting Period between January 1, 1994 and December 31, 1999 are set forth on Schedule 1.01A.

          "Tenant Accounting Quarter" means three (or in the case of the last
           -------------------------
Tenant Accounting Period for a Tenant Fiscal Year, four) consecutive Tenant Accounting Periods, ending on the last day of the third, sixth, ninth and last Tenant Accounting Period in each Tenant Fiscal Year. The first and last day of each Tenant Accounting Quarter between January 1, 1994 and December 31, 1999 are set forth on Schedule 1.01A.

          "Tenant Fiscal Year" means the 52-week or 53-week period ending at
           ------------------
midnight on the Friday closest to December 31 in the Tenant's Fiscal Year; the new Tenant Fiscal Year begins on the Saturday immediately following said Friday. The first and last day of each Tenant Fiscal Year for Tenant Fiscal Year 1994 through Tenant Fiscal Year 1999 are set forth on Schedule 1.01A.

          "Third Party Ground Leases" means (a) the Sublease Agreement dated
           -------------------------
April 5, 1983 between Crow-Atlanta Retail, Ltd., as sublandlord, and Marriott Corporation, as subtenant, as assigned by Marriott Corporation to the Borrower by an assignment dated August 19, 1986, relating to part of the Land on which the Atlanta (Northlake), Georgia Hotel is located and (b) the Ground Lease dated May 6, 1985, between A.E. Properties, Ltd., as landlord, and Marriott Corporation, as tenant, as assigned by Marriott Corporation to the Borrower by an assignment dated December 9, 1986, relating to the Land on which the San Francisco (San Bruno), California Hotel is located.

          "Third Party Ground Lessors" means A.E. Properties Inc. and Crow-
           --------------------------
Atlanta Retail, Ltd. Transaction Costs. has the meaning specified in the definition of "Excess Earnings Recapture".

          "Transferred Multistate Interest" has the meaning specified in clause
           -------------------------------
(i) of Section 2.01(b).

          "TV System Lease" means a lease or other agreement under which the
           ---------------
Borrower or the Tenant leases or is otherwise provided with equipment (excluding television sets) customarily leased in the hotel industry in the United States and on payment terms (including amount and time of payment) not materially more favorable to the lessor thereof than payment terms customary in the hotel industry in the United States for similar leases for the transmission into Hotel rooms of televised programming, regardless of whether such lease or other agreement provides the Borrower or the Tenant with a right or option to purchase such equipment.

          "Type" refers to the distinction between Multistate Advances bearing
           ----
interest at the Base Rate and Multistate Advances bearing interest at the Eurodollar Rate.

          "Voting Stock" means capital stock issued by a corporation, or
           ------------
equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Welfare Plan" means a welfare plan, as defined in Section 3(1) of
           ------------
ERISA.

          SECTION 1.02.  Computation of Time Periods.
                         ---------------------------

          In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from. means "from and including. and the words "to" and "until. each means "to but excluding".

          SECTION 1.03.  Accounting Terms.
                         ----------------

          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in
Section 5.01(f) ("GAAP").

                                   ARTICLE II


               AMENDMENT AND RESTATEMENT; REPAYMENT OF THE LOANS

          SECTION 2.01.  Amendment and Restatement Consolidation of Loans.
                         ------------------------------------------------

          (a) Column B of Schedule 2.01A sets forth opposite the name of each 1988 Lender the aggregate outstanding principal amount of the loans owing to such 1988 Lender included in the 1988 Multistate Loans immediately prior to the Closing Date. On the Closing Date, (i) the aggregate outstanding principal amount of the loans owing to each 1988 Lender included in 1988 Multistate Loan A will be ratably reduced by the amount of the Multistate Closing Payment set forth opposite such 1988 Lender's name in Column C of Schedule 2.01A, (ii) the Borrower will pay in satisfaction of interest accrued on the 1988 Multistate Loans (prior to giving effect to the payment described in clause (i)) from March 18, 1994 to the Closing Date interest at the Forbearance Agreement Rate and (iii) the loans owing to each 1988 Lender included in 1988 Multistate Loan A (as reduced by the payment described in clause (i)) and 1988 Multistate Loan B will be consolidated into a single set of loans which shall remain outstanding as advances ("Multistate Advances"), consisting of a Multistate Borrowing comprised of Base Rate Advances in a principal amount equal to the amount set forth opposite such 1988 Lender's name in Column D of Schedule 2.01A. Simultaneously with such consolidation, each Assigning Bank is assigning to each Assuming Participant set forth in Column E of Schedule 2.01A opposite such Assigning Bank's name the interests in and to all of such Assigning Bank's rights and obligations under this Agreement (including, without limitation, the Multistate Advances owing to it) which represent the respective percentage interest set forth opposite such Assuming Participant's name in such Column E of all outstanding rights and obligations of the Assigning Bank under this Agreement. Each such assignment is being effected as set forth in Section 2.01(b). Immediately after giving effect to the payments, consolidations and assignments described in this Section 2.01(a), the aggregate outstanding principal amount of the Multistate Advances owing to each Bank on the Closing Date will be the amount set forth opposite such Bank's name on Schedule 2.01B.

          (b) (i) Subject to the satisfaction of the conditions precedent set forth in Article III, on and as of the Closing Date each Assigning Bank hereby sells and assigns to each Assuming Participant set forth opposite such Assigning Bank's name in Column E of Schedule 2.01A, and such Assuming Participant purchases and assumes from such Assigning Bank, the interests in and to all of the Assigning Bank's rights and obligations under this Agreement which represent the respective percentage interest set forth opposite such Assuming Participant's name in Column F of all outstanding rights and obligations under this Agreement, including, without limitation, such interest in the Multistate Advances owing to the Assigning Bank (collectively, the "Transferred Multistate
                                                         ----------------------
Interest"). From and after the Closing Date, each such Assuming Participant
--------
shall, to the extent of its Transferred Multistate Interest, have the rights and obligations of a Lender hereunder and the Assigning Bank shall, to the extent of the aggregate Transferred Multistate Interests sold and assigned by it, relinquish its rights and be released from its obligations hereunder. In consideration of the Banks entering into this Agreement, the Borrower consents to each such sale and assignment and, without limiting such consent, agrees that from and after the Closing Date each Assigning Bank shall, to the extent of the aggregate Transferred Multistate Interests sold and assigned by it, be released from its obligations under this Agreement.

          (ii) On and as of the Closing Date, each Assigning Bank: (A) represents to each Assuming Participant to whom the Assigning Bank is selling and assigning a Transferred Multistate Interest that such Assigning Bank is the legal and beneficial owner of the Transferred Multistate Interest being sold and assigned to such Assuming Participant, subject only to the participation interest in the 1988 Multistate Loan Agreement previously granted to such Assuming Participant, and that such Transferred Multistate Interest is free and clear of any adverse claim; (B) except for the representations and agreements of such Assigning Bank in this Section 2.01(b), makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Multistate Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Multistate Loan Documents or any other instrument or document furnished pursuant thereto; and (C) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Multistate Loan Document or any other instrument or document furnished pursuant thereto. In addition, on and as of the Closing Date each Assuming Participant agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (iii) Each Assuming Participant and the Assigning Bank from whom the Assuming Participant is acquiring its Transferred Multistate Interest agree that in consideration of the sale and assignment by the Assigning Bank the Assuming Participant shall transfer to the Assigning Bank as of the Closing Date for cancellation as of such date the participation interest in the 1988 Multistate Loan Agreement previously granted to the Assuming Participant.

          SECTION 2.02. Repayment.

          The Borrower shall repay to the Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Multistate Advances
(a) on or before each of the dates listed below included in each twelve (12) month period commencing on each May 2 (beginning with May 2, 1994) and ending on the immediately succeeding May 1, by a cumulative aggregate amount from the beginning of such period and through such date at least equal to the amount set forth opposite such date and (b) on June 15, 1997, subject to Section 2.03(a), by an amount equal to the aggregate outstanding principal amount of the Multistate Advances.

Payment Date                                             Amount
------------                                          -------------
August 1, 1994                                        $1,510,355.74
November 1, 1994                                       3,020,711.48
February 1, 1995                                       4,531,067.22
May 1, 1995                                            6,041,422.96
August 1, 1995                                         1,510,355.74
November 1, 1995                                       3,020,711.48
February 1, 1996                                       4,531,067.22
May 1, 1996                                            6,041,422.96
August 1, 1996                                         1,510,355.74
November 1, 1996                                       3,020,711.48
February 1, 1997                                       4,531,067.22
May 1, 1997                                            6,041,422.96

          SECTION 2.03.  Extensions.
                         ----------

          (a) If (i) Performance Operating Profit for the period from Tenant Fiscal Year 1994 through Tenant Fiscal Year 1996 is at least equal to the amount set forth on Schedule 2.03 opposite the entry "Initial Extension -- Cumulative Performance Operating Profit. for that period or (ii) if Performance Operating Profit for Tenant Fiscal Year 1996 is at least equal to the amount set forth on
Schedule 2.03, opposite the entry "Initial Extension -- Twelve Month Performance Operating Profit" for that period, the Borrower may, by written notice to the Agent no later than March 15, 1997 and subject to the provisions of Section 2.03(c), extend the date for the final scheduled principal payment of the Multistate Advances to June 15, 1998, provided that (A) no Default shall have
                                      --------
occurred and be continuing from the time the Borrower notifies the Agent of such proposed extension through the final scheduled principal payment date set forth in Section 2.02 and (B) the Borrower shall extend the date for the final scheduled principal payment of the California Advances to June 15, 1998 pursuant to Section 2.03(a) of the California Loan Agreement. In the event of such extension, no payment shall be due on June 15, 1997 and the Borrower shall repay to the Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Multistate Advances (x) on or before each of the dates listed below included in the period commencing on May 2, 1997 and ending on May 1, 1998, by a cumulative aggregate amount from the beginning of such period and through such date at least equal to the amount set forth opposite such date below and (y) on June 15, 1998, subject to Section 2.03(b), by an amount equal to the aggregate outstanding principal amount of the Multistate Advances.




Payment Date                                  Amount
------------                                  ------
August 1, 1997                             $1,510,355.74
November 1, 1997                            3,020,711.48
February 1, 1997                            4,531,067.22
May 1, 1998                                 6,041,422.96

          (b) If (i) the date for the final scheduled principal payment of the Multistate Advances has been extended pursuant to Section 2.03(a) and (ii) (A) Performance Operating Profit for the period from Tenant Fiscal Year 1994 through Tenant Fiscal Year 1997 is at least equal to the amount set forth on Schedule
2.03 opposite the entry "Second Extension -- Cumulative Performance Operating Profit" for that period or (B) Performance Operating Profit for Tenant Fiscal Year 1997 is at least equal to the amount set forth on Schedule 2.03(a) opposite the entry "Second Extension Twelve Month Performance Operating Profit" for that period, the Borrower may, by written notice to the Agent no later than March 15, 1998 and subject to the provisions of Section 2.03(c), further extend the date for the final scheduled principal payment of the Multistate Advances to June 15, 1999, provided that (x) no Default shall have occurred and be continuing from
      --------
the time the Borrower notifies the Lender of such extension through the final scheduled principal payment date determined pursuant to Section 2.03(a) and (y) the Borrower shall extend the date for the final scheduled payment of the California Advances to June 15, 1999 pursuant to Section 2.03(b) of the California Loan Agreement. In the event of such extension, no payment shall be due on June 15, 1998 and the Borrower shall repay to the Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Multistate Advances (x) on or before each of the dates listed below included in the period commencing on May 2, 1998 and ending on May 1, 1999 by a cumulative aggregate amount from the beginning of such period and through such date at least equal to the amount set forth opposite such date below and (y) on June 15, 1999, by an amount equal to the aggregate outstanding principal amount of the Multistate Advances.


Payment Date                                   Amount
------------                                   ------
August 1, 1998                              $1,510,355.74
November 1, 1998                             3,020,711.48
February 1, 1998                             4,531,067.22
May 1, 1999                                  6,041,422.96

          (c) Each notice given by the Borrower pursuant to Section 2.03(a) or 2.03(b) (an "Extension Notice") shall be accompanied by (i) a certificate of an
             ----------------
Authorized Accounting Officer stating that no Default has occurred and is continuing and (ii) a schedule in the form attached to Schedule 2.03 of the computations showing the Borrower's satisfaction of the applicable Performance Operating Profit amount described in Section 2.03(a) or Section 2.03(b), as the case may be, entitling it to extend the date for the final scheduled principal payment of the Multistate Advances. In addition, if the Borrower provides an Extension Notice pursuant to Section 2.03(a) or 2.03(b), as the case may be, the Borrower shall provide to the Agent on the date on which the final scheduled payment of the Multistate Advances would be due but for the extension to which such Extension Notice relates, a certificate of an Authorized Accounting Officer stating that no Default has occurred and is continuing from the date of such Extension Notice through such date.

          (d) For purposes of Section 2.02 and Section 2.03, repayments of the outstanding principal amount of the Multistate Advances made by the Borrower on any date after a date specified in this Section as a date by which the aggregate outstanding principal amount of the Multistate Advances are to be repaid as a result of the application of Section 2.09(d) shall be credited toward the payment obligations of the Borrower for the period ending on or before the specified date, and not toward the payment obligations of the Borrower for a period commencing after such specified date. In addition, for purposes of determining the Borrower's satisfaction of its repayment obligations under Section 2.02 and Section 2.03, prepayments of the aggregate outstanding principal amount of the Multistate Advances shall be credited toward the Borrower's repayment obligations set forth in such Sections to the extent such prepayments are to be applied in the order of maturity of the Multistate Advances pursuant to Section 2.04(b)(iii).

          SECTION 2.04.    Prepayments. (a) Optional.
                           ------------

          The Borrower may, upon at least five (5) Business Days' notice to the Agent in substantially the form of Exhibit B, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Multistate Advances comprising part of the same Multistate Borrowing in whole or ratably in part, in an amount determined in accordance with clause (iv) below, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) the Borrower shall on the
                          --------  -------
same day also prepay an outstanding principal amount of the California Advances comprising part of the same California Borrowing in whole or ratably in part pursuant to Section 2.04(a) of the California Loan Agreement, together with accrued interest to the date of such prepayment (determined in accordance with the California Loan Agreement), (ii) each partial prepayment of the Combined Advances shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof, (iii) no prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor and (iv) the aggregate outstanding principal amount of the Multistate Advances shall be paid by an amount equal to the product of (x) the aggregate principal prepayment of the Combined Advances pursuant to this Section and Section 2.04(a) of the California Loan Agreement made on such day and (y) a fraction, the numerator of which is the aggregate outstanding principal amount of the Multistate Advances on the date of prepayment (before giving effect to such prepayment) and the denominator of which is the aggregate outstanding principal amount of the Combined Advances on the date of prepayment (before giving effect to such prepayment and the prepayment of the California Advances described in
Section 2.04(a) of the California Loan Agreement).

          (b) Mandatory.  (i) Subject to Section 2.04(b)(iv) below, the Borrower
              ---------
shall, on each Payment Date make a payment in an amount equal to (x) the product of (1) the applicable amount set forth in clauses (A) through (D) below and (2) a fraction, the numerator of which is the aggregate outstanding principal amount of the Multistate Advances on the date of prepayment (before giving effect to such prepayment) and the denominator of which is the aggregate outstanding principal amount of the Combined Advances on the date of prepayment (before giving effect to such prepayment and the prepayment required by Section 2.04(b)(i) of the California Loan Agreement) minus (y) the amount of interest
                                             -----
accrued and not yet due and payable on the date of prepayment on Eurodollar Rate Advances and California Eurodollar Advances:

              (A) Whether or not either (1) a Potential Default consisting of the nonpayment by the Borrower of any principal or interest due and payable under this Agreement or the California Loan Agreement or (2) an Event of Default shall have occurred and be continuing on such Payment Date, from the Closing Date until (but not including) the Payment Date following the Cumulative Tenant Period in which the aggregate outstanding principal amount of the Combined Advances on the last day of such Cumulative Tenant Period is less than or equal to $300 million, an amount equal to 100% of Excess Earnings Recapture for the applicable Cumulative Tenant Period;

               (B) Unless either (1) a Potential Default consisting of the nonpayment by the Borrower of any principal or interest due and payable under this Agreement or the California Loan Agreement or (2) an Event of Default shall have occurred and be continuing on such Payment Date (other than the nonpayment on such Payment Date of the amount due on such Payment Date under this Section 2.04(b)(i) and under Section 2.04(b)(i) of the California Loan Agreement provided that the Borrower Operating Account
                               --------
     contains on Such Payment Date an amount at least equal to the aggregate amount so due), from the Payment Date following the Cumulative Tenant Period in which the aggregate outstanding principal amount of the Combined Advances on the last day of such Cumulative Tenant Period is less than or equal to $300 million until (but not including) the Payment Date following the Cumulative Tenant Period in which the aggregate outstanding principal amount of the Combined Advances on the last day of such Cumulative Tenant Period is less than or equal to $250 million, an amount equal to 80% of Excess Earnings Recapture for the applicable Cumulative Tenant Period;

               (C) Unless either (1) a Potential Default consisting of the nonpayment by the Borrower of any principal or interest due and payable under this Agreement or the California Loan Agreement or (2) an Event of Default shall have occurred and be continuing on such Payment Date (other than the nonpayment on such Payment Date of the amount due on such Payment Date under this Section 2.04(b)(i) and under Section 2.04(b)(i) of the California Loan Agreement provided that the Borrower Operating Account contains on such Payment Date an amount at least equal to the aggregate amount 60 due), from and after the Payment Date following the Cumulative Tenant Period in which the aggregate outstanding principal amount of the Combined Advances on the last day of such Cumulative Tenant Period is less than or equal to $250 million, an amount equal to 75% of Excess Earnings Recapture for the applicable Cumulative Tenant Period; and

          (D) So long as either (1) a Potential Default consisting of the nonpayment by the Borrower of any principal or interest due and payable under this Agreement or the California Loan Agreement or (2) an Event of Default shall have occurred and be continuing on such Payment Date (other than the nonpayment on such Payment Date of the amount due on such Payment Date under this Section 2.04(b)(i) and under Section 2.04(b)(i) of the California Loan Agreement provided that the Borrower Operating Account contains on such Payment Date an
--------
amount at least equal to the aggregate amount so due), an amount equal to 100% of Excess Earnings Recapture for the applicable Cumulative Tenant Period. Amounts paid pursuant to this Section 2.04(b)(i) shall be applied first to
                                                                  -----
interest due on such Payment Date pursuant to Section 2.05 and second as a
                                                               ------
prepayment of the aggregate outstanding principal amount of the Multistate Advances comprising the same Multistate Borrowings. In addition to the payment described above, on the November 1, 1994 Payment Date the Borrower will pay to the Agent an amount equal to the product of (y) the excess of the Estimated Unpaid Transaction Costs over the Transaction Costs paid by the Borrower after the Closing Date and (z) the fraction described in subclause (2) of clause (s) of the beginning of this Section, which payment will be applied in accordance with the Preceding sentence.

          (ii) If the schedule delivered by the Borrower pursuant to Section 6.03(d)(ii) contains a calculation of the Annualized Recapture Amount for the Tenant Fiscal Year then ended that exceeds the Aggregate Recapture Amount for such Tenant Fiscal Year, the Borrower shall, no later than the time it delivers such schedule, make a payment in an amount equal to (s) the product of (A) the amount equal to (1) such excess amount multiplied by (2) the percentage (determined in accordance with Section 2.04(b)(i)(A) through 2.04(b)(i)(D)) applicable to the payment for the fourth Cumulative Tenant Period included in the Tenant Fiscal Year and (B) a fraction, the numerator of which is the aggregate outstanding principal amount of the Multistate Advances on the date of payment (before giving effect to such payment) and the denominator of which is the aggregate outstanding principal amount of the Combined Advances on the date of payment (before giving effect to such payment and the payment required by Section 2.04(b)(ii) of the California Loan

Agreement) minus (y) the amount of interest accrued and not yet due and payable
           -----
on the Eurodollar Rate Advances on the date the Borrower makes such payment. Amounts paid pursuant to the preceding sentence shall be applied first to accrued and unpaid interest on the Multistate Advances other than the Eurodollar Rate Advances with Interest Periods ending after the date the Borrower makes such payment and second as a prepayment of the aggregate outstanding principal
                 ------
amount of the Multistate Advances comprising the same Multistate Borrowings. If the schedule delivered by the Borrower pursuant to Section 6.03(d)(ii) contains a calculation of the Annualized Recapture Amount for the Tenant Fiscal Year that is less than the Aggregate Recapture Amount for such Tenant Fiscal Year (the excess of the Aggregate Recapture Amount over the Annualized Recapture Amount being the "Cumulative Difference"), the Borrower shall receive a credit against
           ---------------------
the payments of principal of the Multistate Advances nest due under Sections 2.02, 2.03 and 2.04(b)(i) (and if such payment is less than the amount of such credit, the unused amount of such credit shall be applied against the payments of principal thereafter due under Sections 2.02, 2.03 and 2.04(b)(i), as the case may be, until such credit shall be fully applied) equal to (s) the aggregate amount that the Borrower paid under Section 2.04(b)(i) in respect of Excess Earnings Recapture for the Cumulative Tenant Periods included in the Tenant Fiscal Year then ended less (y) the aggregate amount that the Borrower would have paid under Section 2.04(b)(i) if Excess Earnings Recapture for the Cumulative Tenant Periods included in the Tenant Fiscal Year then ended were reduced (in inverse order of payment until the Cumulative Difference shall have been fully applied) by the Cumulative Difference. The preceding sentence shall not affect the Borrowers obligation to make any other payment described in this Agreement, including, without limitation, the payments of interest described in
Section 2.05. An example of the calculation of the credit described in the second preceding sentence is set forth on Schedule 2.04(b)(ii).

          (iii) All prepayments of the aggregate outstanding principal amount of the Multistate Advances made under Section 2.04(a), Section 4.02 and Section
4.03 shall be made together with accrued and unpaid interest to the date of such prepayment on the principal amount of the Multistate Advances prepaid. In addition, all prepayments of the aggregate outstanding principal amount of the Multistate Advances under this Section 2.04 and under Section 4.02 and Section
4.03 shall be applied ratably to the Multistate Advances in the inverse order of maturity; provided that, notwithstanding the preceding portion of this sentence,
          --------
such prepayments (excluding payments made under Section 2.04(b)(ii)) shall be applied in the order of maturity during the twelve month period beginning on May 2, 1994 and ending on May 1, 1995 and during each successive twelve month period beginning on each May 2 thereafter and ending on the immediately succeeding May 1, until such time during each such period as the Borrower shall have repaid or prepaid the Multistate Advances in an aggregate principal amount equal to $6,041,422.96.

          (iv) Not Notwithstanding Section 2.04(b)(i), with respect to the payments due under such Section on any Payment Date, if the Borrower reasonably believes it will have insufficient Adjusted Operating Profit and other funds to make the payments of interest due under this Agreement during the period commencing after such Payment Date and ending on the immediately following Payment Date, the Borrower may withhold from the payment otherwise due under
Section 2.04(b)(i) on such Payment Date an amount (the "Multistate Withheld
                                                        -------------------
Amount") that the Borrower believes when combined with the Borrower's
------
anticipated Adjusted Operating Profit will enable it to make the payments of interest due during such period; provided that the Borrower also withholds the
                                 --------
California Withheld Amount under Section 2.04(b)(iv) of the California Loan Agreement. The Multistate Withheld Amount shall not exceed the interest payments that the Borrower believes will be due and payable under this Agreement through the next succeeding Payment Date, and the Multistate Withheld Amount shall be used by the Borrower solely to pay interest due under this Agreement on or before such Payment Date. In the event that the Borrower does not use the entire Multistate Withheld Amount for such purposes on or before such Payment Date, the Borrower shall pay the entire remaining amount to the Agent, together with any other amount due under Section 2.04(b)(i), on such Payment Date and such remaining amount shall be applied as set forth in Section 2.04(b)(i), provided that in the event the Borrower then reasonably
--------
believes it will need to withhold any amounts under this Section 2.04(b)(iv) for interest due on or before the then next succeeding Payment Date, the Borrower may retain all or such portion of the remaining amount as is necessary toward the new Multistate Withheld Amount. The Multistate Withheld Amount shall be deposited in the Borrower Operating Account. Nothing in this Section 2.04(b)(iv) shall limit the Borrower's other obligations under this Agreement, including the Borrower's obligation to pay principal under Sections 2.02 and 2.03, interest on each Payment Date and the Borrower's agreement to defer rent payable under the International Ground Leases.

          SECTION 2.05.  Interest.
                         --------

          (a) Ordinary Interest.  The Borrower shall pay interest on the unpaid
              -----------------
principal amount of each Multistate Advance owing to each Lender from the Closing Date until such principal amount shall be paid in full, at the following rates per annum:

              (i) Eurodollar Rate Advances.  During such periods as such
                  ------------------------
     Multistate Advance is a Eurodollar Rate Advance, at a rate per annum equal at all times during each Interest Period to the sum of (A) the Eurodollar Rate for such Interest Period for such Multistate Advance plus (B) the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period or, if earlier, on the date such Eurodollar Rate Advance shall be Converted or paid in full. If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will forthwith so notify the Borrower and the Lenders and (1) each such Eurodollar Rate Advance shall continue to be a Eurodollar Rate Advance with a one month Interest Period commencing on the last day of the Interest Period then ending, provided that, after giving effect to such new Interest
                         --------
     Period, the aggregate principal amount of all Base Rate Advances and Eurodollar Rate Advances having Interest Periods that end on or prior to any principal repayment installment date shall be at least equal to the aggregate principal amount of the Multistate Advances due and payable on or prior to such date or (2) if the proviso in the preceding clause (1) is not
                                      -------
     satisfied, each such Eurodollar Rate Advance shall on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

               (ii) Base Rate Advances.  During such periods as such Multistate
                    ------------------
     Advance is a Base Rate Advance, at a rate per annum equal at all times to the sum of (i) the Base Rate in effect from time to time plus (ii) the Applicable Margin in effect from time to time, payable quarterly in arrears on each Payment Date and on the date such Base Rate Advance shall be Converted or paid in full.

          (b) Additional Interest.  The Borrower shall pay additional interest
              -------------------
("Additional Interest") as specified in this Section 2.05(b) on the adjusted
  -------------------
Multistate Amount owing to each Lender from the Closing Date until such Adjusted Multistate Amount shall be paid in full on (and only on) the first to occur of
(i) the Scheduled Maturity Date (if extended pursuant to Section 2.03(a) or
Section 2.03(b), as so extended) if the Multistate Notes, all interest thereon and all other amounts payable under this Agreement have not been paid in full on or before such date and (ii) the date the Multistate Notes become due and payable under Section 7.01. Additional Interest shall be calculated at the rate -equal to 1/2 of one percent per annum.

          (c) Default Interest.  Upon the occurrence and during the continuance
              ----------------
of a Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Multistate Advance owing to each Lender, payable in arrears on the dates referred to in Section 2.05(a)(i) or Section 2.05(a)(ii) above, as applicable, at a rate per annum equal at all times to (A) during such time as such Multistate Advance is a Eurodollar Rate Advance 3.5% above the Eurodollar Rate for such Interest Period for such Multistate Advance and (B) during such time as such Multistate Advance is a Base Rate Advance 2.5% per annum above the Base Rate and (ii) the amount of any interest, fee or other amount payable hereunder which is not paid when due (including without limitation Additional Interest), from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2.5% per annum above the Base Rate.

          (d) Limitation on Interest.  No provision of this Agreement or any
              ----------------------
Multistate Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable usury law.

          SECTION 2.06.  Minimum Amount of Eurodollar Rate Advances; Maximum
                         ---------------------------------------------------
Number of Interest Periods.  The Borrower may not select the Eurodollar Rate for
--------------------------
any Multistate Borrowing if the aggregate amount of such Multistate Borrowing and the aggregate amount of the Corresponding California Borrowing is less than $40,000,000. In addition, the aggregate number of different Interest Periods in effect at any time for outstanding Eurodollar Rate Advances shall not exceed four (for purposes of this sentence, Interest Periods of the same duration, but commencing on different dates, shall be treated as different Interest Periods).

          SECTION 2.07.  Conversion of Multistate Advances.  (a)  Optional.  The
                         ---------------------------------        --------
Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.08 and paragraph (c) of the definition of Interest Period, Convert all or any portion of the Multistate Advances of one Type comprising the same Multistate Borrowing into Multistate Advances of the other Type; provided, however, that any
                                            --------  -------
Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances and any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount, together with the amount of the Corresponding California Borrowing, not less than the minimum amount specified in Section 2.06 and no Conversion of Multistate Advances shall result in a greater number of Interest Periods for Eurodollar Rate Advances than is permitted under Section 2.06. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Multistate Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Multistate Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b) Mandatory.  On the date on which the sum of the aggregate
              ---------
outstanding principal amount of the Eurodollar Rate Advances comprising any Multistate Borrowing and the aggregate outstanding principal amount of the California Eurodollar Advances comprising the Corresponding California Borrowing shall be reduced, by payment or repayment or otherwise, to less than $40,000,000, such Eurodollar Rate Advances comprising such Multistate Borrowing shall automatically Convert into Base Rate Advances.

          SECTION 2.08.  Increased Costs Etc.
                         -------------------

          (a) Subject to Section 2.08(c), if due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that before making any such
                                --------  -------
demand, each Lender agrees to use reasonable efforts

(consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the reason for and amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b) Subject to Section 2.08(c), if any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of such type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to the reason for and such amounts submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (c) Each Lender shall notify the Borrower (with a copy of such notice to the Agent) of any event entitling such Lender to additional compensation under Section 2.08(a) or 2.08(b) as promptly as practicable. The Borrower shall not be obligated to pay any additional amounts arising pursuant to Section 2.08(a) or Section 2.08(b) that are attributable to the Excluded Period with respect to such additional amount; provided that if any applicable law,
                                   --------
regulation, guideline or request shall be adopted, made or interpreted on any date and shall be applicable to a period (the "Retroactive Period") prior to the
                                               ------------------
date on which such law, regulation, guideline or request is adopted, made or interpreted, the limitation on the Borrower's obligation to pay such additional amounts hereunder shall not apply to the additional amounts payable in respect of such Retroactive Period.

          (d) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining the Eurodollar Rate Advances for such Interest Period (or if the California Required Lenders provide such a notice to the Agent under Section 2.08(d) of the California Loan Agreement in respect of the California Eurodollar Advances comprising the Corresponding California Borrowing), the Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Multistate Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lenders (or California Required Lenders, if the notice causing the Conversion was provided under Section 2.08(d) of the California Loan Agreement) have determined that the circumstances causing such suspension no longer exist.

          (e) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent (or on notice and demand by such Lender under Section 2.08(e) of the California Loan Agreement in respect of California Eurodollar Advances),
(i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert

Multistate Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that the circumstances causing such suspension no longer exist; provided, however, that before making any such demand, such
                 --------  -------
Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

          (f) If, with respect to any Eurodollar Rate Advances, the Reference Bank is unable to determine the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances, the Reference Bank shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Multistate Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that the circumstances causing such suspension no longer exist.

          (g) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(ii) the obligation of the Lenders to make, or to Convert Multistate Advances into, Eurodollar Rate Advances shall be suspended .

          (h) On each date on which a payment of interest computed by reference to the Determined Libor Rate on the 1988 Multistate Loans with a one month interest period (as such term is customarily used with respect to Libor loans) ending on the Closing Date, the Borrower shall pay to the Agent for the Lenders entitled thereto an amount of the type described in Section 2.12 of the 1988 Multistate Loan Agreement.

          SECTION 2.09.  Payments, Computations and Fees.
                         -------------------------------

          (a) The Borrower shall make each payment hereunder and under the Multistate Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. The Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Multistate Notes to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Each payment made by the Borrower to the Agent for the Lenders in same day funds shall be distributed by the Agent to each Lender entitled thereto in an amount determined in accordance with the preceding sentence (x) if the payment is received by the Agent from the Borrower at or prior to 2:00 P.M. (New York City time), on the same Business Day as received by the Agent (unless such transfer cannot be made on the same Business Day to a Lender due to time zone differences, in which case the Agent shall distribute the payment to such Lender on the next Business Day) and (y) if the payment is received by the Agent from the Borrower after 2:00 P.M. (New York City time), at or prior to 2:00 P.M. (New York City time) on the next Business Day following the Agent's receipt of such payment together with interest on the amount distributed to such Lender, for each day from the date the payment is received by the Agent until the date the Agent pays the amount to such Lender, at the Federal Funds Rate. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Agent shall make all payments hereunder and under the

Multistate Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under the Multistate Note held by such Lender, to charge from time to time, and upon at least one day's notice (unless the payment not made when due is not a payment of principal or interest, in which case the applicable notice period shall be at least five days' notice) from such Lender to the Borrower of such Lender's intention to charge any such accounts (which notice shall specify each account and the amount thereof to be charged), against any or all of the Borrowers accounts with such Lender any amount so due. From and after receipt of any notice described in the preceding sentence, the Borrower shall not make any withdrawal or transfer, nor instruct any Lender to make any withdrawal or transfer, from the accounts specified in such notice (and shall instruct the authorized signatories on such accounts not to do any of the foregoing) except in an amount not in excess of the balance of such account less the amount to be charged, and if any withdrawal or transfer instructions are given to any Lender contrary to this sentence, such Lender shall not be obligated to comply therewith. Notwithstanding the second preceding sentence, no Lender (other than the Lender, if any, that is also the Agent hereunder) may exercise any right of set-off with respect to any payment owed by the Borrower to such Lender except with the prior written consent of all the Lenders. Each Lender agrees promptly to notify the Borrower after any set-off of the occurrence and amount thereof; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off or application of the funds thereof. Each notice described in the first sentence of this Section shall be sent by telegraph, telecopy, telex or cable, or delivered to the Borrower, and not sent by mail or overnight courier.

          (c) All computations of interest and fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. The Borrower shall pay to the Agent for its own account such fees as may from time to time be agreed between the Borrower and the Agent.

          (d) Whenever any payment hereunder or under the Multistate Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest; provided,
                                                                 --------
however, that if such extension would cause payment of interest on or principal
-------
of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each such Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

          (f) Without limiting the last sentence of Section 2.05(a)(i) and the last sentence of Section 8.01, the Agent agrees to give each Lender by telex, telecopier or cable, or by telephone with subsequent confirmation by telex, telecopier, cable or in writing, notice of (i) each Interest Period selected by the Borrower for Eurodollar Rate Advances, the aggregate principal amount of the Eurodollar Rate Advances having such Interest Period and the applicable interest rate under

Section 2.05(a), (ii) each notice of Conversion provided by the Borrower pursuant to Section 2.07 and the information specified therein in accordance with Section 2.07 and (iii) each notice of prepayment submitted by the Borrower under Section 2.04(a) in each case described in this sentence (x) if the notice from the Borrower with respect to such matter is received by the Agent from the Borrower at or prior to 2:00 P.M. (New York City time), on the same Business Day as received by the Agent and (y) if the notice from the Borrower is received by the Agent from the Borrower after 2:00 P.M. (New York City time), at or prior to 2:00 P.M. (New York City time) on the nest Business Day following the Agent's receipt of such notice.

          SECTION 2.10.  Taxes.
                         -----

          (a) Subject to the provisions of Section 2.10(e) and 2.10(g), any and all payments by the Borrower hereunder or under the Multistate Notes shall be made, in accordance with Section 2.09, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case
                                                        ---------
of each Lender and the Agent, taxes that are based on or measured by net income or alternative minimum taxable income that are imposed by the United States and taxes that are based on or measured by net income or alternative minimum taxable income or taxable assets in lieu of income that are imposed on such Lender or the Agent by the state or foreign jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof or any state or foreign jurisdiction in which the Lender or the Agent is subject to net income taxes or franchise taxes and, in the case of each Lender, taxes that are based on or measured by net income or alternative minimum taxable income or taxable assets in lieu of income that are imposed on such Lender by the state or foreign jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Multistate Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to reduce the amount of Taxes (including the designation of a different Eurodollar Lending Office) in respect of any sum payable hereunder or under any Multistate
Note if such efforts would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

          (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Multistate Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Multistate Notes (hereinafter referred to as "Other Taxes").
                                                               -----------

          (c) The Borrower shall indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section 2.10, paid by such Lender or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 9.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Multistate Notes by the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this Section 2.10(d) and 2.10(e), the terms "United
                                                                         ------
States" and "United States Person" shall have the meanings specified in Section
------       --------------------
7701 of the Internal Revenue Code.

          (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank, and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide the Agent and the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or the Multistate Notes or certifying that the income receivable pursuant to this Agreement or the Multistate Notes is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that if at the date of the
                                   --------  -------
Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under Section 2.10(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this Section 2.10(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.10(e) (other than if such failure is due to a change in law occurring after the date
 ----- ----
on which a form originally was required to be provided or if such form otherwise is not required under Section 2.10(e)), such Lender shall not be entitled to indemnification under Section 2.10(a) or 2.10(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender become subject to
                      --------  -------
Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (g) If, due to a change in law applicable to a Foreign Lender after such Foreign Lender becomes a party to this Agreement, the Borrower would be required to compensate such Foreign Lender for any Taxes under this Section 2.10, the Borrower shall be required to compensate such Foreign Lender for such Taxes only to the extent to which, on account of the change in law, the Borrower would have had an obligation to compensate the Lender from whom such Foreign Lender's Multistate Advances originated if such Lender were a Lender at the time the change in law became effective. As used in this Section 2.10(g), "Foreign Lender" means
                                                        --------------
any Lender that is not organized under the laws of the United States or any State or territory thereof other than (i) a Bank or (ii) a branch or agency located in and operating under the laws of the United States or any State or territory hereof.

          (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.10 shall survive the payment in full of principal and interest hereunder and under the Multistate Notes.

          SECTION 2.11.  Sharing of Payments, Etc.
                         ------------------------

          If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise (a) on account of Obligations due and payable to such Lender hereunder and under the Multistate Notes (the "Multistate Obligations") or on account of Obligations due
                       ----------------------
and payable under the California Loan Agreement and the California Notes (the "California Obligations", and together with the Multistate Obligations the
 ----------------------
"Combined Obligations") at such time in excess of its ratable share (according
 --------------------
to the proportion of (i) the aggregate amount of the Combined Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Combined Obligations due and payable to all Lenders at such time) of payments on account of the Combined Obligations due and payable to all Lenders at such time obtained by all the Lenders at such time or (b) on account of Multistate Obligations or California Obligations owing (but not due and payable) to such Lender at such time in excess of its ratable share (according to the proportion of (i) the amount of Combined Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Combined Obligations owing (but not due and payable) to all Lenders at such time) of payments on account of the Combined Obligations owing (but not due and payable) to all Lenders at such time obtained by all the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such participations in the Multistate Obligations or the California Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them in respect of the Combined Obligations; provided, however, that if all or any
                                     --------  -------
portion of such excess payment is thereafter recovered from such purchasing Lender, each such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price therefor to the extent of such other Lender's ratable share (according to the proportion of (i) the purchase price paid to such Lender for such participation to (ii) the aggregate purchase price paid to all Lenders for participations in Multistate Obligations (if the rescinded purchase is of a participation in the Multistate Obligations) or for participations in the California Obligations (if the rescinded purchase is of a participation in the California Obligations) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment in respect of such purchase to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off to the extent permitted hereunder) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 2.12. Non-Recourse.
                        ------------

          The Lenders agree that, except as provided otherwise in the following sentences of this Section 2.12, their recourse against the Borrower and its partners for any default in the payment of the Borrowers Obligations under the Multistate Loan Documents and performance of the Borrower's other obligations under the Multistate Loan Documents, including, without limitation, the payment of the Multistate Notes, shall be limited solely to the Multistate Collateral (without regard to whether any Lien thereon is valid or perfected), and the Lenders shall not seek recovery therefor, whether by direct suit, deficiency judgment in foreclosure proceeding, or otherwise, in whole or in part, against Host Marriott, Marriott International, the Tenant, any International Ground Lessor or any of the partners of the Borrower (collectively, and including their respective officers, directors and employees, the "Exculpated Parties") or any of their respective assets other than the
     ------------------
Multistate Collateral. The first sentence of this Section does not limit the Lenders' recourse against the following Loan Parties or their respective assets as follows: (i) the General Partner or the International Ground Lessors in connection with their respective obligations under the Subordination Agreement or (ii) Host Marriott, Marriott International or the Tenant in connection with their respective obligations under each Multistate Loan Document, including, without limitation, the Debt Service Guaranty, the Backup Debt Service Guaranty, the Debt and Tenant Change Guaranty, the MI Guaranty, the Subordination Agreement, the Hotel Lease Guaranty, the Attornment Agreement, the Host Marriott Indemnity Agreement and the Marriott International Indemnity Agreement. Furthermore, the first sentence of this Section also does not limit the Lenders' right to seek any recovery (by direct suit, deficiency judgment in foreclosure proceeding or otherwise) against the Borrower, provided that the Lenders shall
                                               --------
not seek to execute or otherwise enforce any decision or other award so obtained against any assets of the Borrower other than the Multistate Collateral. Nothing in this Section shall be construed to release or otherwise impair the Indebtedness of the Borrower evidenced by the Multistate Notes, the other obligations of the Borrower or any other Loan Party under the Multistate Loan Documents, the Liens securing such obligations, or (except as and to the extent set forth in the first sentence of this Section and the proviso of the preceding sentence) any other rights of the Lenders. In addition, nothing in this Section shall (A) limit or be construed to limit or impair any enforcement action against the assets of the Loan Parties comprising Multistate Collateral or any enforcement action against any Loan Party (including, without limitation, any successors in interest, assigns, or transferees thereof) to enable the Agent or any Lender to obtain any Multistate Collateral, or constitute a waiver, release or discharge of any Loan Party's obligations, (B) limit the right of the Lenders to name any successor owner of Multistate Collateral or other Person claiming an interest therein as a party defendant in any action under this Agreement or any other Multistate Loan Documents so long as (except as otherwise permitted by clauses (C) and (D)) no judgment in the nature of a deficiency or personal money judgment shall be requested, obtained or enforced against the Exculpated Parties, or any of them, (C) affect in any way the validity of any separate written guaranty, letter of credit, cash, line of credit, indemnification or other undertaking now or hereafter given by any Person (including any Exculpated Party) to the Lenders, (D) release any Exculpated Party from any personal liability arising from (1) misapplication of trust funds, such as insurance proceeds or condemnation awards, that may come into the possession of such Exculpated Party or (2) fraud by such Exculpated Party or (E) after such time as the Lenders acquire any right (by foreclosure on the Borrowers interest in a Related Document or otherwise) to exercise the Borrower's rights under any Related Document, limit or be construed to limit or impair any enforcement action or any action for damages under such Related Document against any Loan Party on account of such Loan Party's failure to perform any of its obligations under such Related document.

                                  ARTICLE III


                              CONDITIONS PRECEDENT

          SECTION 3.01.  Conditions Precedent.
                         --------------------

          This amendment and restatement of the 1988 Multistate Loan Agreement and the obligations of each Lender hereunder shall not be effective until the date on which the following conditions precedent are satisfied and shall be effective on and as of such date.

               (a) All transfers described in Section 9.11 shall have occurred in compliance with all material agreements and instruments relating thereto.

               (b) The Lenders shall be satisfied with (i) the corporate and legal structure and capitalization of each Loan Party other than the Borrower, including the terms and conditions of the charter, bylaws and each class of capital stock of each such Person and of each agreement or instrument relating to such structure or capitalization and (ii) the partnership and legal structure and capitalization of the Borrower, including the terms and conditions of the agreement of limited partnership of the Borrower.

               (c) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Reorganization, this Agreement. any Multistate Note, any other Multistate Loan Document, any Related Document or the consummation of the transactions contemplated hereby. There shall exist no other event or condition that could have a Material Adverse Effect.

               (d) The representations and warranties contained in each Multistate Loan Document shall be true and correct on and as of the Closing Date, before and after giving effect to the other transactions contemplated hereby, other than any such representations and warranties that by their terms refer to a date other than the Closing Date, and no event shall have occurred and be continuing (including, without limitation, any resulting from the Reorganization) or would result from the transactions contemplated hereby that constitutes a Default.

               (e) The Tenant shall have permanently and irrevocably released the Borrower on or prior to the Closing Date from the Borrower's obligation to pay to the Tenant all Deferred Incentive Management Fees, the Tenant and the Borrower shall have terminated the 1986 Management Agreement as of January 1, 1994 and the Tenant and the Borrower shall have furnished to the Agent evidence satisfactory to it of such release.

               (f) The Borrower shall (i) have caused all funds in account number 258-3205080-8 at Merrill Lynch Institutional Fund, c/o State Street Bank and Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500, and all funds, if any, that CMC was required to but did not deposit in the FF&E Reserve (as defined in the 1986 Management Agreement) pursuant to the 1986 Management Agreement, to be deposited in same day funds in the FF&E Reserve Account (other than $242,756.55 of such funds, which the Borrower will be depositing in a separate reserve for the Connecticut Hotel), (ii) have caused the Administrative Holdback Amount, and the excess, if any, of all other funds held by it (including funds in the Contingency Reserve (as defined in the 1986 Management Agreement)) other than (A) all amounts paid by it on the Closing Date as payments of principal, interest, fees and expenses and (B) funds (in addition to those described in the second parenthetical in clause (i)) relating to the Connecticut Hotel) to be deposited in same day funds in the Borrower Operating Account and (iii) have furnished to the Agent evidence satisfactory to it of such deposits.

               (g) The Borrower shall have paid to the Agent for the ratable benefit of the 1988 Lenders accrued interest on the outstanding principal amount of the 1988 Multistate Loans (prior to giving effect to the Multistate Closing Payment) for the period from March 18, 1994 to the Closing Date at the Forbearance Agreement Rate.

               (h) The Borrower shall have paid all accrued fees and expenses of Coopers & Lybrand and all reasonable fees and expenses of Shearman & Sterling and of local counsel to the Lenders.

               (i) This Agreement shall have been executed by the Borrower and the Agent, and the Agent shall have been notified by each Bank that such Bank has executed it.

               (j) All conditions precedent to the effectiveness of the California Loan Agreement shall have been satisfied.

               (k) The Agent shall have received the following, each dated the Closing Date (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and (except for the Multistate Notes, in sufficient copies for each Lender:

                   (i)    The Multistate Notes to the order of the Tenders.

                   (ii) Certified copies of the resolutions of the Board of Directors of each Loan Party (other than the Borrower) approving each Multistate Loan Document and each Related Document to which it is or is to be a party and the transactions contemplated hereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect thereto.

                   (iii) Certified copies of the resolutions of the Board of Directors of the General Partner approving on behalf of the Borrower each Multistate Loan Document and each Related Document to which the Borrower is or is to be a party and the transactions contemplated hereby, and of all documents evidencing other necessary partnership and corporate action and governmental approvals, if any, with respect thereto.

                   (iv) (A) (1) A copy of a certificate of the Secretary of State of the jurisdiction of incorporation of Host Marriott, the General Partner and the Tenant, dated reasonably near the Closing Date, listing the charter of each such Loan Party and each amendment thereto on file in his office and certifying that (X) such amendments are the only amendments to each such Loan Party's charter on file in his office, (y) each such Loan Party has paid all franchise taxes to the date of such certificate and (z) each such Loan Party is duly incorporated and in good standing under the laws of such State and (2) if such certificate lists for any such Loan Party any charters or amendments that were not provided by the Borrower in connection with the closing of the 1986 Loan Agreements, a copy of the charter of such Loan Party and each amendment thereto certified (as of a date reasonably near the Closing Date) by the Secretary of State of the jurisdiction of incorporation of such Loan Party as being a true and correct copy thereof.

                        (B) A copy of the charter of Marriott International and each International Ground Lessor and each amendment thereto certified (as of a date reasonably near the Closing Date) by the Secretary of State of the jurisdiction of incorporation of each such Loan Party as being a true and complete copy thereof.

                        (C) A copy of a certificate of the Secretary of State of the jurisdiction of incorporation of Marriott International and each International Ground Lessor, dated reasonably near the Closing Date, certifying that each such Loan Party has paid all franchise taxes to the date of such certificate and is duly incorporated and in good standing under the laws of such State.

                    (v) A copy of a certificate of the Secretary of State of the State of Delaware, dated reasonably near the Closing Date, listing the certificate of limited partnership of the Borrower and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to such certificate on file in his office, (B) the Borrower has paid all franchise taxes to the date of such certificate and (C) the Borrower is duly organized and in good standing under the laws of the State of Delaware.

                    (vi)(A) A certificate or certificates of each Loan Party (other than the Borrower), signed on behalf of such Loan Party by a duly authorized officer of such Loan Party, dated as of the Closing Date (the statements made in each of which shall be true on and as of the Closing Date), certifying as to (1) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate referred to in paragraph (iv) above, (2) a true and correct copy of the bylaws of such Loan Party as in effect on the Closing Date, (3) the due incorporation and good standing of such Loan party as a corporation organized under the laws of the state of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (4) (x) in the case of each of the General Partner and the Tenant, such Loan Party's qualification and good standing as a foreign corporation in the State of Maryland and each state in which a Hotel is located and (y) in the case of each International Ground Lessor, such Loan Party's qualification and good standing as a foreign corporation in each state in which such Loan Party owns Land, and (5) (except in the case of Host Marriott and the General Partner) to the Knowledge of such Loan Party, the absence of any event occurring and continuing, or resulting from the transactions contemplated by this Agreement, that constitutes a Default and (B) (1) in the case of the General Partner and the Tenant, current good standing certificates evidencing such Loan Party's qualification and good standing as a foreign corporation in the State of Maryland and each other state in which a Hotel is located and (2) in the case of each International Ground Lessor, current good standing certificates evidencing such Loan Party's qualification and good standing as a foreign corporation in each state in which such Loan Party owns Land.

                    (vii) (A) A certificate or certificates of the Borrower, signed on its behalf by a duly authorized officer of the General Partner, dated the Closing Date (the statements made in each of which shall be true on and as of the Closing Date), certifying as to (1) a true and correct copy of the limited partnership agreement of the Borrower (including all amendments thereto), (2) the due organization and good standing of the Borrower as a limited partnership organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of the Borrower, (3) the Borrower's qualification and good standing as a foreign limited partnership in the State of Maryland and each state in which a Hotel is located and (4) current certificates of limited partnership (including all amendments thereto) filed in the appropriate offices in the State of Delaware and (B) (1) current good standing certificates evidencing the Borrower's qualification and good standing as a foreign limited partnership in the State of Maryland and each other state in which a Hotel is located and (2) current filings of limited partnership applications (including all amendments thereto) on file in the appropriate offices in the State of Maryland and each state in which a Hotel is located.

                    (viii) A certificate of the Secretary or an Assistant Secretary of each Loan Party (other than the Borrower) certifying the names and true signatures of the officers of such Loan Party authorized to sign each Multistate Loan Document and each Related Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                    (ix) A certificate of the Secretary or an Assistant Secretary of the General Partner certifying the names and true signatures of the officers of the General Partner authorized to sign each Multistate Loan Document and each Related Document to which the Borrower is or is to be a party and the other documents to be delivered hereunder and thereunder.

                    (x) The Multistate Security Agreement, dated as of the date hereof, duly executed by the Borrower, together with:

                            (A) executed originals of proper financing
                    statements, to be filed on or immediately after the Closing Date under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Multistate Security Agreement covering the "Collateral" described in the Multistate Security Agreement, and provision satisfactory to the Agent for the payment of all filing, recording and other taxes and fees applicable thereto and of obtaining completed requests for information, listing such financing statements and all other effective financing statements filed in such jurisdictions that name the Borrower as debtor, together with copies of such other financing statements:

                            (B) evidence of the completion of, or procedures
                    satisfactory to the Agent for the completion of, all other recordings and filings of or with respect to the Multistate Security Agreement that the Agent or any Lender through the Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created thereby;

                            (C) original certificates of insurance evidencing
                    the insurance required by the terms of the Multistate Security Agreement; and

                            (D) evidence that all other actions that the Agent
                    or any Lender through the Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created by the Multistate Security Agreement have been taken.

                    (xi) The Marriott International Indemnity Agreement, dated as of the date hereof, duly executed by Marriott International.

                    (xii) Amendments to each 1986 Multistate Mortgage in respect of each Multistate Primary Hotel in substantially the form of Exhibits F-1 and F-2 (each a "Multistate Primary Hotel Mortgage
                                        ---------------------------------
          Amendment") and in respect of each Multistate Secondary Hotel in
          ---------
          substantially the form of Exhibit G (each a "Multistate Secondary
                                                       --------------------
          Hotel Mortgage Amendment"), each dated as of the date hereof, duly
          ------------------------
          executed by the Borrower (except that the Multistate Primary Hotel Mortgage Amendments for each Hotel Property in Illinois and Virginia shall also be duly executed by the respective Land Trust to which the Borrower has conveyed its interest in such Hotel Property) and, with respect to each such Hotel located on Land leased to the Borrower (or any Land Trust) under an International Ground Lease, the International Ground Lessor that is the landlord thereunder, together with:

                         (A) evidence that counterparts of the Multistate
                    Mortgage Amendments have been duly recorded on or before the Closing Date in all filing or recording offices that the Agent may deem necessary or desirable in order to create a valid and subsisting first priority Lien or second priority Lien, in each case as specified in the applicable Multistate Mortgages, on the property described therein in favor of the Lenders and that all stamp, deed, filing, recording and other taxes and fees applicable thereto have been paid (or evidence of title insurance covering the gap, if any, between the Closing Date and the time such documents are duly filed or recorded and provision . satisfactory to the Agent for the payment of all stamp, deed, filing, recording and other taxes and fees applicable thereto);

                         (B) a fully paid American Land Title Association
                    Lender's Extended Coverage title insurance policy or endorsements updating the title insurance policies issued in connection with the 1988 Multistate Loan Agreement (each a
                    "1994 Mortgage Policy" and collectively the "1994 Mortgage
                     --------------------                        -------------
                    Policies") in form and substance, with endorsements (which,
                    --------
                    in the case of updates to the title insurance policies issued in connection with the 1988 Multistate Loan Agreement, will consist of the endorsements on such title insurance policies as so issued and such additional endorsements reasonably requested by the Agent that do not significantly increase the cost of such updates) and in amount acceptable to the Agent, issued by Chicago Title Insurance Company or another title insurance company reasonably acceptable to the Agent and reinsured by title insurers acceptable to the Agent, insuring the Multistate Mortgages to be valid and subsisting first priority Liens or second priority Liens, as specified in the applicable Multistate Mortgages, on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Exceptions, and providing for such other affirmative insurance (including endorsements for future advances under the Multistate Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Agent may reasonably deem necessary or desirable;

                         (C) (1) American Land Title Association form surveys, dated no more than 30 days before the Closing Date, certified to the Agent and the issuer of the 1994 Mortgage Policies in a manner satisfactory to the Agent by a land surveyor duly registered and licensed in the State in which the property described in such survey is located and acceptable to the Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Agent, (2) such affidavit or other documentation as shall be required by the title insurer(s) insuring such 1994 Mortgage Policy in order that the survey exception be removed from such policy or (3) such other documentation as shall be reasonably satisfactory to the Agent;

                         (D) such consents and agreements (including
                    subordination and attornment agreements) of lessors and other third parties, and such estoppel letters and other confirmations, as the Agent may deem necessary or desirable, including, without limitation, with respect to each Third Party Ground Lease, an estoppel letter substantially in the form of Exhibit H, duly executed by the Third Party Ground Lessor that is the landlord under such Third Party Ground Lease;

                         (E) original certificates of insurance evidencing the
                    insurance required by the terms of the Multistate Mortgages; and

                         (F) evidence that all other actions that the Agent or
                    any Lender through the Agent may reasonably deem necessary or desirable in order to create valid first or second, as specified in the Multistate Mortgages, and subsisting Liens on the property described in the Multistate Mortgages have been taken.

                    (xiii) For each International Ground Lease, a Ground Lease Amendment, dated as of the date hereof, duly executed by the Borrower (except that the Ground Lease Amendments for the Land on which each Hotel in Illinois and Virginia (other than the Hotel in Fairfax, Virginia referred to as Fair Oaks) is located shall be duly executed by the respective Land Trust to which the Borrower has conveyed its interest in such Hotel Property) and the applicable International Ground Lessor, together with evidence that counterparts of each Ground Lease Amendment, or an amendment to a memorandum, or short form, of each International Ground Lease referring to such Ground Lease Amendment (each such memorandum or short form of International Ground Lease, as amended by such amendment, being a "Memorandum of Ground
                                                        --------------------
          Lease") have been duly recorded on or before the Closing Date in all
          -----
          filing or recording offices that the Agent may deem necessary or desirable in order to evidence the amendments to the International Ground Leases governing the leasehold estates described in the International Ground Leases and that all stamp, deed, filing, recording and other taxes and fees applicable thereto have been paid (or evidence of title insurance governing the gap, if any, between the Closing Date and the time such documents are duly filed or recorded and provision satisfactory to the Agent for the payment of all stamp, deed, filing, recording and other taxes and fees applicable thereto).

                    (xiv) The Debt Service Guaranty, dated as of the date hereof, duly executed by Host Marriott.

                    (xv) The Backup Debt Service Guaranty, dated as of the date hereof, duly executed by Marriott International.

                    (xvi) The Subordination Agreement, dated as of the date hereof, duly executed by Host Marriott, the General Partner, Marriott International, the Tenant, the International Ground Lessors and the Borrower.

                    (xvii) The Hotel Lease, dated as of January 1, 1994, duly executed by the Tenant, the Borrower and the Land Trusts.

                    (xviii)[Intentionally Omitted]

                    (xix) For each Hotel (other than the Hotels located in Maryland and Virginia), a Multistate Assignment of Leases, dated as of the date hereof, duly executed by the Borrower (except that the Multistate Assignment of Leases for the Hotel in Illinois shall also be duly executed by the Land Trust to which the Borrower has conveyed its interest in such Hotel) and, in the case of each Hotel located on Land leased to the Borrower (or any Land Trust) under an International Ground Lease, the International Ground Lessor that is the landlord thereunder, together with:

                           (A) evidence that counterparts of each Multistate
                    Assignment of Leases have been duly recorded on or before the Closing Date in all filing or recording offices that the Agent may deem necessary or desirable in order to perfect and protect the Liens created by such Multistate Assignment of Leases covering the Hotel Lease described therein and the rent due the Borrower and the Land Trust thereunder, the rent due the International Ground Lessors under the International Ground Leases described therein and the other Leases" and "Rents" described in such Multistate Assignment of Leases in favor of the Lenders and that all stamp, deed, filing, recording and other taxes and fees applicable thereto have been paid (or evidence of title insurance covering the gap, if any, between the Closing Date and the time such documents are duly filed or recorded and provision satisfactory to the Agent for the payment of all stamp, deed, filing, recording and other taxes and fees applicable thereto); and

                           (B) evidence that all other actions that the Agent or
                    any Lender through the Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created by each Multistate Assignment of Leases have been taken.

                    (xx) The Attornment Agreement, dated as of the date hereof, duly executed by the Borrower, the Tenant, the Land Trusts and the Agent.

                    (xxi) The Hotel Lease Guaranty, dated as of the date hereof, duly executed by Marriott International.

                    (xxii) The Host Marriott Indemnity Agreement, dated as of the date hereof, duly executed by Host Marriott and the Borrower.

                    (xxiii) The Debt and Tenant Change Guaranty, dated as of the date hereof, duly executed by Marriott International.

                    (xxiv) The MI Guaranty, dated as of the date hereof, duly executed by Marriott International.

                    (xxv) Such financial, business and other information regarding each Loan Party and its respective Subsidiaries any Lender through the Agent shall have reasonably requested, including, without limitation, (A) information as to possible contingent liabilities, tax matters or environmental matters, (B) obligations of the Borrower under ERISA and Welfare Plans and arrangements with employees of the Borrower and (C) financial statements as to Host Marriott, Marriott International and the Borrower (including forecasted income statements and cash flow statements of the Borrower, as referred to in Section 5.01(g)).

                    (xxvi) A letter, in form and substance satisfactory to the Agent, from the Borrower to Arthur Andersen & Co., its independent certified public accountants, advising such accountants that the Agent has been authorized to exercise all rights of the Borrower to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Borrower and directing such accountants to comply, subject to any privilege that may exist between the Borrower and such accountants as a matter of law, with any reasonable request of the Agent for such information.

                    (xxvii) A favorable opinion of Christopher G. Townsend, Esq., Deputy General Counsel of Host Marriott, counsel for the Borrower, the General Partner and Host Marriott, in substantially the form of Exhibit T and as to such other matters as any Lender through the Agent may reasonably request.

                    (xxviii) A favorable opinion of Ward R. Cooper, Esq., Assistant General Counsel of Marriott International, counsel for the Tenant, Marriott International and the International Ground Lessors, in substantially the form of Exhibit U and as to such other matters as any Lender through the Agent may reasonably request.

                    (xxix) A favorable opinion of Hogan & Hartson L.L.P., counsel for the Loan Parties, in substantially the form of Exhibit V.

                    (xxx)    A favorable opinion of the law firms listed on
          Schedule 3.01(k)(xxx), local counsel to the Borrower, the Tenant and the International Ground Lessors in each state in which one or more Hotel Properties are located as set forth on such Schedule, in substantially the form of Exhibits W-1 through W-15 and as to such other matters as any Lender through the Agent may reasonably request.

                    (xxxi) A favorable opinion of Shearman & Sterling, special counsel to the Lenders, in substantially the form of Exhibit X and as to such matters as any Lender through the Agent may reasonably request.

                    (xxxii) Such other approvals, opinions or documents as any Lender through the Agent may reasonably request.

          SECTION 3.02.  Determinations under Section 3.01.
                         ---------------------------------

          For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Multistate Loan Documents shall have received notice from such Lender, prior to the Closing Date specifying its objection thereto and such Lender shall not have withdrawn its notice on or before the Closing Date.

                                   ARTICLE IV

                               RELEASE OF HOTELS

          SECTION 4.01.  Release.
                         -------

          Upon satisfaction of the conditions set forth in Section 4.02 and 4.03 hereof, from and after the commencement of the first Tenant Accounting Quarter in Tenant Fiscal Year 1995 the Agent shall execute and deliver to the Borrower a release, in recordable form, releasing a Hotel Property from its Multistate Mortgage, Multistate Assignment of Leases and the other Multistate Collateral Documents encumbering such Hotel Property, provided, however, that no
                                           --------  -------
Hotel Property shall be released that would reduce the number of Hotel Properties then subject to Multistate Mortgages and Multistate Assignment of Leases to less than thirty-four (34).

          SECTION 4.02.  Conditions to Release.
                         ---------------------

          The following conditions must be satisfied, in the reasonable judgment of the Agent, for the release of a Hotel Property (other than a Multistate Secondary Hotel Property):

               (a) The Borrower shall have given not less than thirty (30) (or, if such Hotel Property is proposed to be sold by the Borrower in satisfaction of the second proviso of Section 7.01(g) or Section 7.01(h), fifteen (15)) days' prior written notice to the Agent requesting the release of a Hotel Property, together with a certificate of the Borrower certifying as follows (and each of such certifications shall be true and correct at the time the notice is given and on the proposed date of release of the Hotel Property): (i) no Default (other than, if such Hotel Property is proposed to be sold in satisfaction of the second proviso of Section 7.01(g) or Section 7.01(h), the Default under such Section) has occurred and is continuing; (ii) the condition set forth in Section 4.02(b) below has been satisfied (and incorporating a calculation (and schedules satisfactory to the Agent showing such calculation) of Annual Loan Coverage of the Remaining Hotels for the Current Year); and (iii) the financial statements of the Borrower upon which the calculation referred to in clause
     (ii) above is based (and which shall be delivered with such certificate) are true, accurate and complete in all material respects and present fairly the financial condition of Borrower and the results of Borrower's operations for the period covered thereby;

               (b) Annual Loan Coverage of the Remaining Hotels for the Current Year shall be not less than 1.4; and

               (c) The Borrower shall pay to the Agent as a payment of principal of the aggregate outstanding principal amount of the Multistate Loans a sum (the "Release Price") for the Hotel Property to be released in the amount set forth below or such lower amount to which the Lenders owed or holding at least 75 of the aggregate principal amount of the Multistate Advances outstanding at such time may agree, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid, and such prepayment shall be applied as specified in Section 2.04(b)(iii):

               (i) For each of the first five Hotel Properties released, a Release Price in an amount equal to 110% of the Base Release Price for such Hotel Property; and

               (ii) For each of the next ten Hotel Properties released, a Release Price in an amount equal to 120% of the Base Release Price for such Hotel Property.

          SECTION 4.03.  Release of Multistate Secondary Hotel Properties.
                         ------------------------------------------------

          In the event any Hotel Property proposed to be released is a Multistate Secondary Hotel Property, the conditions set forth in Section 4.01 and 4.02 of the California Loan Agreement are satisfied with respect thereto, and the Release Price (as defined in the California Loan Agreement) exceeds the then aggregate outstanding principal amount of the California Advances, the Borrower shall pay such excess amount to the Agent as a prepayment of the aggregate outstanding principal amount of the Multistate Advances, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid, and such prepayment shall be applied as set forth in Section 2.04(b)(iii). If there is no such excess amount, the Agent shall release such Hotel Property from its Multistate Mortgage, Multistate Assignment of Leases and the other Multistate Collateral Documents encumbering such Hotel Property in connection with the release of such Multistate Secondary Hotel Property from its California Mortgage and California Assignment of Leases pursuant to Section 4.01 and 4.02 of the California Loan Agreement.


          SECTION 4.04.  Defined Terms Used in this Article.
                         ----------------------------------

          The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Annual Interest Payments" means, at any time Annual Loan Coverage of
           ------------------------
     the Remaining Hotels is to be determined, the aggregate amount of all interest due and payable by the Borrower under this Agreement and the California Loan Agreement during the Current Year applicable to such determination.

          "Annual Loan Coverage of the Remaining Hotels" means for any Current
           --------------------------------------------
     Loan Year the amount equal to (a) the Performance Operating Profit of the Remaining Hotels divided by (b) the sum of (i) $7,000,000 and (ii) the amount equal to the product of (A) Annual Interest Payments and (B) a fraction, the numerator of which is the amount equal to (1) the aggregate outstanding principal amount of the Multistate Advances and the California Advances on the first day of such Current Year minus (2) the Base Release Price of the Hotel to be released (or, if more than one Hotel Property is to be released, the aggregate Base Release Prices of such Hotel Properties), and the denominator of which is the aggregate outstanding principal amount of the Multistate Advances and the California Advances on the first day of such Current Year.

          "Current Year" means the four consecutive Tenant Accounting Quarters,
           ------------
     ending with (and including) the Tenant Accounting Quarter most recently completed at any time the Borrower gives the Agent notice requesting the release of a Hotel Property under Section 4.02(a).

          "Performance Operating Profit of the Remaining Hotels" means the
           ----------------------------------------------------
     Performance Operating Profit of the Remaining Hotels for the Current Year.

          "Remaining Hotels" means the Hotels, excluding the Hotel included in
           ----------------
     the Hotel Property then proposed to be released pursuant to Article IV (or, if more than one Hotel Property is proposed to be released, the Hotels included in such Hotel Properties).


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

          SECTION 5.01.  Representations and Warranties of the Borrower.
                         ----------------------------------------------

          On and as of the Closing Date and, with respect to the provisions of this Section 5.01 specified in the last sentence of this Section 5.01, on and as of the first day of each Interest Period, the Borrower represents and warrants as follows:

               (a) (i) The Borrower (A) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, (B) is duly qualified and in good standing as a foreign limited partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (C) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The general partnership interest of the Borrower has been validly issued, is fully paid and is owned free and clear of all Liens. The entire general partnership interest in the Borrower is owned solely by the General Partner. The Borrower has entered into this Agreement for its partnership business purposes and has used the proceeds of the 1988 Multistate Loans for the purposes provided in the 1988 Multistate Loan Agreement and the 1986 Multistate Loan Agreement.

               (ii) The General Partner (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (B) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, and (C) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and proposed to be conducted. All of the outstanding capital stock of the General Partner has been validly issued, is fully paid and nonassessable and is owned free and clear of all Liens.

               (b) The General Partner is a wholly owned Subsidiary of Host Marriott. The General Partner has no Subsidiaries.

               (c) The execution, delivery and performance by the Borrower and the General Partner of this Agreement, the Multistate Notes, each other Multistate Loan Document and each Related Document to which it is or is to be a party and the consummation of the transactions contemplated hereby are within the Borrower's partnership powers and the General Partner's corporate powers, have been duly authorized by (i) in the case of the Borrower, all necessary action by and on behalf of the partners of the Borrower and (ii) in the case of the General Partner, all necessary corporate action, and do not (A) in the case of the Borrower, contravene any of the terms, conditions or provisions of the Partnership Documents,
     (B) in the case of the General Partner, contravene the General Partner's charter or by-laws, (C) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the

     Federal Reserve System), order, writ, judgment, injunction, decree, determination, award, franchise or permit binding on or affecting the Borrower or the General Partner or any of their properties, (D) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, deed of trust, lease or other instrument binding on or affecting the Borrower or the General Partner or any of their properties or (E) except for the Liens created by the Multistate Collateral Documents and the California Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or the General Partner. Neither the Borrower nor the General Partner is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, award, franchise or permit or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument the violation or breach of which would be reasonably likely to have a Borrower Material Adverse Effect.

               (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party (including, without limitation, any or all of the partners of the Borrower other than (x) the authorization of the Board of Directors of the General Partner and (y) the General Partner's execution of the Multistate Loan Documents and the Related Documents to which the Borrower is or is to be a party, on the Borrower's behalf) is required for
     (i) the due execution, delivery, recordation, filing or performance by the Borrower or the General Partner of this Agreement, the Multistate Notes, any other Multistate Loan Document or any Related Document to which the Borrower or the General Partner is or is to be a party, or for the consummation of the transactions contemplated hereby, (ii) the grant by the Borrower of the Liens granted by it pursuant to the Multistate Collateral Documents, (iii) the perfection or maintenance of the Liens in all property of the Borrower created by the Multistate Collateral Documents (including the validity thereof, and the respective first priority and second priority nature thereof specified in the Multistate Collateral Documents) to which the Borrower is or is to be a party or (iv) the exercise by the Agent or any Lender of its rights under the Multistate Loan Documents to which the Borrower or the General Partner is or is to be a party or the remedies in respect of the Multistate Collateral that constitutes property of the Borrower pursuant to the Multistate Collateral Documents to which the Borrower is or is to be a party, except for (A) the authorizations, approvals, actions, notices and filings to be accomplished under Article III hereof, all of which have been duly obtained, taken, given or made and are in full force and effect and (B) such approvals of courts and trustees (excluding trustees for any trusts that are party to any Multistate Mortgage or other Multistate Collateral Document) as may be necessary under applicable state law for the Agent or any Lender to foreclose on certain Multistate Collateral. All applicable waiting periods in connection with the transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the rights of the Borrower or the General Partner freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

               (e) This Agreement has been, and each of the Multistate Notes and each other Multistate Loan Document and Related Document to which the Borrower or the General Partner is or is to be a party when delivered hereunder will have been, duly executed and delivered by the Borrower or the General Partner, as applicable. This Agreement is, and each of the Multistate Notes and each other Multistate Loan Document and Related Document to which the Borrower or the General Partner is or is to be a party when delivered hereunder will be, the legal, valid and binding obligation of the Borrower or the General Partner, as applicable, enforceable against such Loan Party in accordance with its terms.

               (f) The balance sheet of the Borrower as at December 31, 1992, and the related statement of income and cash flows of the Borrower for the Borrower Fiscal Year then ended, accompanied by an opinion of Arthur Andersen & Co., independent public accountants, the unaudited balance sheet of the Borrower as at September 10, 1993, and the related unaudited statement of income and cash flows of the Borrower for the year-to-date period then ended, duly certified by an Authorized Accounting Officer, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at September 10, 1993, and said statement of income and cash flows for the year-to-date period then ended, to year-end audit adjustments, the financial condition of the Borrower as at such dates and the results of the operations of the Borrower for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 1992, there has been no Borrower Material Adverse Change.

               (g) The forecasted income statements and cash flow statements of the Borrower delivered to the Lenders pursuant to Section 3.01(k)(xxv) (which are set forth on Schedule 5.01(g)) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's good faith estimate of its future financial performance.

               (h) No information, exhibit or report furnished by or on behalf of the Borrower or the General Partner to the Agent or any Lender in connection with the negotiation of the Multistate Loan Documents or pursuant to the terms of the Multistate Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

               (i) Except as set forth on Schedule 5.01(i), there is no action, suit, investigation, litigation or proceeding affecting the Borrower or the General Partner, including any Environmental Action, pending or, to the Knowledge of the Borrower, threatened before any court, governmental agency or arbitrator that (i) in the case of the Borrower, involves the possibility of liability in excess of $1,000,000, (ii) could have a Borrower Material Adverse Effect or (iii) purports to affect the legality, validity or enforceability of this Agreement, any Multistate Note or any other Multistate Loan Document or Related Document to which the Borrower or the General Partner is or is to be a party or the consummation of the transactions contemplated hereby.

               (j) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Multistate Advances (including the 1988 Multistate Loans) have been used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the Borrower nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the Multistate Notes to violate Regulation U or Regulation X (as in effect from time to time) of the Board of Governors of the Federal Reserve System or any other margin regulation of the Board of Governors of the Federal Reserve System promulgated or amended after the Closing Date that is applicable to any Lender and of which the Agent, prior to any time this representation is made or deemed made, shall have notified the Borrower.

               (k) No proceeds of any Multistate Advances (including the 1988 Multistate Loans) have been used to acquire any equity security of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934.

               (l) The Borrower does not own any Margin Stock.

               (m) Neither the Borrower nor any of its ERISA Affiliates has any Plans, Multiemployer Plans, Multiple Employer Plans or Welfare Plans.

               (n) None of the business or properties (including the Hotel Properties) of the Borrower or the General Partner is affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would be reasonably likely to have a Borrower Material Adverse Effect.

               (o) (i) The Hotel Properties and the other operations and properties of the Borrower comply in all material respects with all applicable Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of the Borrower (including Hotel Properties), the Borrower is in compliance in all material respects with all such Environmental Permits and no circumstances exist that could reasonably be expected to (A) form the basis of an Environmental Action against the Borrower or the General Partner or any of the properties described in the Multistate Mortgages that could have a Borrower Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

               (ii) The Hotel Properties are in compliance in all material respects with all other Real Property Laws, and the Borrower and all of the Borrower's other properties are in compliance in all material respects with all requirements of law and all applicable rules and regulations of each Governmental Authority.

               (p) None of the Hotel Properties or any of the other properties of the Borrower is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup, and no underground storage tanks, as such term is defined in 42 U.S.C. (S) 6991, are located on any property of the Borrower.

               (q) Except as set forth on Schedule 5.01(q), neither the Borrower nor the General Partner has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA, Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property described in the Multistate Mortgages or, to the Borrower's Knowledge, any adjoining property, except in quantities required in connection with the normal operation and maintenance of such properties and used or stored at such properties in compliance with all applicable Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in compliance with all applicable Environmental Laws and applicable Environmental Permits.

               (r) Neither the Borrower nor the General Partner is a party to or otherwise bound by any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or subject to any other restriction or any judgment, order, writ, injunction, decree, determination, award, law, rule or regulation or subject to any charter or corporate or partnership restriction that would be reasonably likely to have a Borrower Material Adverse Effect.

               (s) Each of the Borrower and the General Partner has filed, caused to be filed or has been included in all tax returns (federal, state, local and foreign) that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties or pursuant to any assessment or notice of tax claim or deficiency received by it. All tax liabilities of the Borrower and the General Partner were adequately provided for at the end of the most recent Fiscal Year of such Loan Party and are now so provided for on the books of such Loan Party.

               (t) Set forth on Schedule 5.01(t) hereto 1s a complete and accurate list, as of the date hereof, of each taxable year of the Borrower and the General Partner for which federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").
                    ---------

               (u) There are no unpaid amounts, as of the date hereof, of adjustments proposed by the Internal Revenue Service to the federal income tax liability of the Borrower with respect to Open Years. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Borrower Material Adverse Effect.

               (v) There are no unpaid amounts, as of the date hereof, of adjustments to the state, local and foreign tax liability of the Borrower proposed by any state, local or foreign taxing authorities (other than amounts arising from adjustments to federal income tax returns). No issues have been raised by such taxing authorities that, in the aggregate, could have a Borrower Material Adverse Effect.

               (w) Neither the Borrower nor the General Partner is an "investment company,- or an "affiliated person" of, or "promoter. or "principal underwriter. for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making or maintaining of the Multistate Advances, nor the application of the proceeds thereof by the Borrower nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

               (x) The Borrower is Solvent. The General Partner (i) is Solvent and (ii) was Solvent immediately prior to, and immediately after giving effect to, the Reorganization.

               (y) Except as reflected in the Financial Statements furnished by the Borrower pursuant to Section 3.01(k)(xxv), the Borrower has not applied any of its funds as a distribution to its partners.

               (z) Schedule 5.01(z) completely and accurately sets forth for each Mortgaged Interest (i) whether it is a Fee Interest, a Leasehold Interest or both and (ii) if it is a Leasehold Interest, the name of the Ground Lessor.

               (aa) The Borrower has (i) with respect to all the Hotel Properties, (A) good and marketable title to each Hotel Property (excluding any Land leased to the Borrower under a Ground Lease) and (B) good and indefeasible title to the leasehold estate governed by each Ground Lease, in each case referred to in this clause (i) subject only to the Permitted Liens and free and clear of all Liens other than the Permitted Liens, and
     (ii) good title to the FF&E (or, in the case of FF&E permitted hereunder to be leased to the Borrower, a good and valid leasehold interest in such FF&E subject to the interests of the lessors thereof in such FF&E) and all other properties reflected in the most recent Financial Statements, or acquired by the Borrower after the date of such Financial Statements (excluding, however, personal property sold or otherwise disposed of in the ordinary course of business of the Borrower after such date and in accordance with the provisions of the Multistate Loan Documents), in each case referred to in this clause (ii) free and clear of all Liens other than Liens created by the Multistate Collateral Documents and the California Collateral Documents. Except for the Multistate Loan Documents and the California Loan Documents, none of the Hotel Properties, leasehold estates and fee interests of the Borrower in any Hotel Property or any other properties of the Borrower described above are subject to any agreement obligating the Borrower to grant or otherwise place a Lien on, or sell and lease back, such Hotel Properties, leasehold estates and other properties. In addition, there is not on file in any public office, and the Borrower has not signed or authorized any Person to sign on its behalf, any financing statement naming the Borrower as debtor except for (x) financing statements in favor of the Agent, (y) financing statements (none of which relate to Liens on the Multistate Collateral other than the Purchase Agreement and the Multistate Collateral described in Section l(c)(iii) and Section l(c)(vi) of the Multistate Security Agreement) securing the obligations of the Borrower under the Connecticut Hotel Documents and (z) financing statements in favor of the equipment lessors under certain of the FF&E Leases and Telephone Leases covering the FF&E, telephones and other telecommunications systems and equipment leased thereunder. Schedule 5.01(aa) accurately describes each Courtyard by Marriott hotel (other than the Connecticut Hotel) owned by the Borrower and the Land on which each such hotel is located. The Borrower does not own or lease any real property other than the Motel Properties, the Connecticut Hotel and the land on which the Connecticut Hotel is located.

               (bb) None of the properties of the Borrower is held by the Borrower as lessee under any lease, or as conditional vendee under any conditional sales contract or other title retention agreement, except as disclosed in the Financial Statements referred to in Section 5.01(f) and except for the properties subject to the Ground Leases, the FF&E Leases, the TV System Leases, the Telephone Leases and the Computer Leases.

               (cc) No proceedings are pending or, to the Borrower's Knowledge, threatened with respect to the revocation or suspension of any material permits, licenses and approvals issued with respect to the Hotel Properties and such permits, licenses and approvals shall not be altered or amended, nor shall the Borrower make any attempt to alter or amend the same, in any material respect, without the prior written consent of the Lenders.

               (dd) To the Borrower's Knowledge, there is no note or notice in any municipal or other public department that any of the Hotel Properties violate or do not comply with any Real Property Laws.

               (ee) There is no fact Known to the Borrower that has a Material Adverse Effect that has not been set forth in this Agreement or the Memorandum or in other documents, certificates and Financial Statements furnished to the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby.

               (ff) Set forth on Schedule 5.01(ff) hereto is a complete and accurate list of all Material Contracts of the Borrower relating directly or indirectly to the Hotels showing, in each case, as of the date hereof the parties, subject matter and terms thereof. Each such Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against the Borrower in accordance with its terms and, to the Borrower's Knowledge, there exists no default under any Material Contract by any party thereto.

               (gg) The Borrower has paid the Deferred Payment Note in full, including all interest due on the principal amount thereof.

               (hh) None of the International Ground Leases has been amended since its respective date of execution except for the Ground Lease Amendments and except as set forth on Schedule 5.01(hh).

               (ii) The Borrower has disclosed to the Agent in connection with the calculation of the Initial Excess Cash Amount and the other payments and transfers of funds to be made by the Borrower on the Closing Date the full amount and the nature of all cash, Cash Equivalents and other investments in which the Borrower has a legal or beneficial interest, including, to the Knowledge of the Borrower, all cash, Cash Equivalents and other investments held by CMC and Marriott International for the Borrower (including in accounts under their respective control) and all other amounts held by CMC and Marriott International in connection with the management of the Hotels by CMC under the 1986 Management Agreement and the Hotel Lease.

               (jj) The Borrower has provided to the Agent for each Land Trust true and complete copies of the land trust agreements, deeds in trust, trust agreements, assignments of lease and other documents setting forth the agreement of any or all of the parties thereto with respect to the Land Trusts and the property of such Land Trusts. There are no other trust arrangements in effect under which the Borrower has conveyed to another Person in trust the Borrower's interest in all or part of any Hotel Property or any other assets of the Borrower subject or purported to be subject to any Lien pursuant to the Multistate Collateral Documents.

               (kk) To the Knowledge of the Borrower, there exists no event occurring or continuing, or resulting from the transactions contemplated by this Agreement, that constitutes a Default.

On the first day of each Interest Period (without the execution or delivery of any written instrument) the Borrower shall be deemed to have made the representations and warranties set forth in Sections 5.01(8), 5.01(b), 5.01(c) (up to clause 5.01(c)(A)), 5.01(e), 5.01(j), 5.01(k), 5.01(1), 5.01(m) and
5.01(w) on and as of such day.


                                   ARTICLE VI

                           COVENANTS OF THE BORROWER

          SECTION 6.01.  Affirmative Covenants.
                         ---------------------

          So long as any Multistate Advance shall remain unpaid, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

               (a) Compliance with Laws, Etc.  Comply in all material respects
                   -------------------------
     with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with all Real Property Laws, ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

               (b) Payment of Taxes, Etc.  Pay and discharge before the same
                   ---------------------
     shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that the Borrower shall not be required to pay or discharge any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

               (c) Compliance with Environmental Laws.  Comply, and cause all
                   ----------------------------------
     lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, or cause to be conducted, any investigation, study, sampling and testing required by all applicable Environmental Laws, and undertake any cleanup, removal, remedial or other action required by all applicable Environmental Laws, to remove and clean up all Hazardous Materials from any of its properties, in accordance with all applicable Environmental Laws; provided, however, that the Borrower shall not be required to undertake any
               -------
     such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

               (d) Insurance.  Maintain insurance with responsible and reputable
                   ---------
     insurance companies or associations in such amounts and covering such risks as are usually covered by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates.

               (e) Evidence of Hazard Insurance, Etc. (i) In furtherance (but
                   ---------------------------------
     not in limitation) of Section 6.01(d), (A) maintain, or, if the Borrower should fail to maintain such insurance as is required herein, the Agent may (but shall not be obligated to) with reasonable advance notice to Borrower given the expiration date of the policies, procure at the Borrower's expense, policies of "all risk" insurance and other hazard insurance (including, without limitation, except with respect to coverage by reason of earthquake in the State of California, building collapse), covering the Hotels (including all Equipment and Inventory, whether or not located at the Hotels) for their full replacement cost (exclusive of the costs of excavation and foundation), as well as business interruption (with not less than 12 months of coverage), loss of rent and extra expense forms of insurance, and furnish to the Agent original certificates of insurance evidencing such insurance and (B) maintain policies of liability insurance, including bodily injury and property damage, workers' compensation and employer's liability insurance and such other insurance as the Required Lenders shall reasonably request, and furnish to the Agent original certificates of insurance evidencing such insurance. Each policy referred to in clause (B) shall provide for all losses to be paid on behalf of the Agent and the Borrower as their interests may appear. Each policy referred to in clause (A) shall provide for all losses and all moneys which may become due and payable under any such policy to be paid directly to the Agent except as and to the extent such losses may be paid directly to the Borrower as set forth in the Section of the Multistate Mortgages titled "Adjustment of Loss".

               (ii) All policies or certificates referred to in clauses (i)(A) and (i)(B) above shall (A) name the Borrower and the Agent (as mortgagee) as insured parties or loss payees, as applicable, thereunder (without any representation or warranty by or obligation upon the Agent), as their interests may appear, (B) contain an agreement by the insurer that any loss under policies for which the Agent is a loss payee shall be payable to the Agent (excluding those that may be paid directly to the Borrower as set forth in the Section of the Multistate Mortgages titled "Adjustment of Loss") notwithstanding any action, inaction or breach of representation or warranty by the Borrower, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, (D) contain the agreement of the insurer to give not less than thirty (30) days' (or, in the case of nonpayment of premiums, twenty (20) days') prior written notice to the Agent of a proposed policy cancellation,
     (E) be issued by companies having a then current rating by the A.M. Best Co. of not less than "B+" (Policyholders' Rating) and not less than "X" (Financial Size Category) and (F) be in form, substance, and amounts reasonably satisfactory to the Required Lenders. To the extent not otherwise expressly set forth in the certificates of insurance, all cancellation notice provisions referred to in clause (D) of the preceding sentence will be incorporated into each insurance policy by an endorsement, copies of which will be provided to the Agent.

              (iii) Insurance proceeds shall be applied as set forth in the Multistate Security Agreement and the Multistate Mortgages.

              (f)    Preservation of Existence, Etc.  Preserve and maintain its
                     ------------------------------
     limited partnership existence, rights (partnership agreement and statutory) and franchises.

              (g)    Inspection Rights.  At any reasonable time and from time to
                     -----------------
     time on not less than five (5) Business Days' notice, and in the case of a visit to a Hotel Property, unless an Event of Default shall have occurred and be continuing, in no event more than one visit (which may last more than one day) to such Hotel Property per year, permit the Agent or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower, and to discuss the affairs, finances and the accounts of the Borrower with its officers, directors and other representatives and with its independent certified public accountants. Unless an Event of Default shall have occurred and be continuing or such visit is made for the preparation or updating of appraisals required by FIRREA (in which case the Borrower shall pay the costs and expenses of the Agent and its representatives), the Agent shall pay its costs and expenses, and the costs and expenses of its agents and representatives, in making such visits.

              (h)    Keep Books; set Aside Reserves. Keep proper books of record
                     ------------------------------
     and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower in accordance with generally accepted accounting principles in effect from time to time, including the setting aside on its books its earnings for each Borrower Fiscal Year and for each Borrower Fiscal Year thereafter, adequate reserves for depreciation, obsolescence and/or amortization of its properties during such year, and all other proper reserves that should be set aside from such earnings in connection with its business.

              (i)    Maintenance of Properties, Etc.  Maintain and preserve, or
                     ------------------------------
     cause to be maintained and preserved, all of its properties (including, without limitation, all of the Hotel Properties) that are used or useful in the conduct of its business in good working order and condition, and from time to time make or cause to be made all needful repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

              (j)    Interest Rate Hedge.  (i) Purchase, within sixty (60) days
                     -------------------
     after the Closing Date, an interest rate cap for a notional amount equal to $250,000,000 for the period ending on June 15, 1997 protecting the Borrower against increases of three month LIBOR (as such term is commonly used in the derivatives market) over 8.5% per annum and (ii) on the Payment Date immediately following such purchase pay to the Agent, together with any other amount due under Section 2.04(b)(i), an amount equal to 86.30604209% of the difference between (x) S2,704,019.64 minus (y) the purchase price of such cap, which amount shall be applied as set forth in Section 2.04(b)(i).

              (k)    Related Documents and Third Party Ground Leases. (i)
                     -----------------------------------------------
     Perform and observe within all applicable notice and grace periods all of the material terms and provisions of the Purchase Agreement and each Ground Lease to be performed or observed by it, maintain the Purchase Agreement and each Ground Lease in full force and effect, enforce the Purchase Agreement and each Ground Lease (in each case other than any immaterial provisions thereof) in accordance with its respective terms, take all action to such end as may be from time to time reasonably requested by the Agent (including, upon the request of the Agent, the exercise of such rights and remedies as are available to the Borrower upon a default by the other party to the Purchase Agreement or such Ground Lease in performing its obligations thereunder), not allow any right to renew any Ground Lease to be forfeited or canceled, promptly notify the Agent of any default by any party of any material provision of any Ground Lease and, upon the reasonable request of the Agent, make to Host Marriott and each Ground Lessor such demands and requests for information and reports or for action as the Borrower is entitled to make under the Purchase Agreement or any Ground Lease, as the case may be.

               (ii) Perform and observe within all applicable notice and grace periods all of the Material Terms of the Hotel Lease to be performed or observed by it, maintain the Hotel Lease in full force and effect, enforce the Hotel Lease in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Agent (including, upon the request of the Agent, the exercise of such rights and remedies as are available to the Borrower upon a default by the Tenant in performing its obligations thereunder), promptly notify the Agent of any default by the Borrower or the Tenant of any provision of the Hotel Lease, upon the request of the Agent exercise the Borrowers right to terminate the Hotel Lease under
          Section 4.03 thereof, and, upon the reasonable request of the Agent, make to the Tenant such demands and requests for information and reports or for action as the Borrower is entitled to make under the Hotel Lease; provided, however, that the Borrower shall not be
                       --------  -------
          required to perform any term or provision of the Hotel Lease that requires it to provide funds to the Tenant for so long as (A) the Borrower shall be challenging in good faith its obligation to provide such funds and (B) such challenge or non-provision of funds shall not impair the value of the interest or rights of the Borrower thereunder or impair the rights or interests of the Agent or any Lender. Without limiting the preceding sentence, the Borrower will cause the Tenant to contribute to the FF&E Reserve Account the amounts required to be deposited therein from time to time by the Tenant pursuant to Section 8.02B of the Hotel Lease.

               (l)  Performance of Material Contracts.  Perform and observe
                    ---------------------------------
     within all applicable notice and grace periods all of the material terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract (other than any immaterial provisions thereof) in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Agent and, upon the reasonable request of the Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as the Borrower is entitled to make under such Material Contract.

               (m)  Transactions with Affiliates.  Except for the transactions
                    ----------------------------
     conducted pursuant to the terms of the Hotel Lease and the terms of the other agreements listed on Schedule 6.01(m), conduct all transactions governed by written contracts and otherwise permitted under the Multistate Loan Documents with any of its Affiliates on terms that are fair and reasonable and no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

               (n) Maintenance of Borrowers Office. Maintain an office in
                   -------------------------------
     Bethesda, Maryland (or such other place in the United States of America as the Borrower shall designate in writing to the Agent upon at least thirty
     (30) days' prior written notice) where notices and demands to or upon the Borrower in respect of the Multistate Loan Documents may be given or made.

               (o) Continuous Operations, Etc. (i) Conduct continuously and
                   --------------------------
     operate actively its business (subject to temporary cessation of, or other limitations on, its activities due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control, or other causes beyond the reasonable control of the Borrower, provided prompt written notice thereof
                                         --------
     is given to the Lenders); (ii) keep in full force and effect and existence all rights, licenses, permits, franchises and certificates required for and material to the use or operation of the Hotel Properties (including all amenities), and provided that the Borrower shall not terminate, allow to
                     --------
     terminate or allow to lapse any rights, licenses, permits, franchises or certificates the termination or lapse of which would be reasonably likely to result in a decrease in the Operating Profit of a Hotel; and (iii) make all such reports and pay all such franchise and other taxes and license fees, and do all such other things as lawfully may be required, to maintain all such rights, licenses, powers and franchises under the laws of the United States and of the states or jurisdictions in which it is organized or does business.

               (p) Standard of Operations. Operate continuously, or cause to be
                   ----------------------
     operated continuously, each of the Hotels as a "Courtyard by Marriott" hotel in accordance with the standards established by Marriott International with respect to its Courtyard by Marriott hotels; provided
                                                                     --------
     that if the Borrower or Tenant loses the right to operate the Hotels as "Courtyard by Marriott" hotels (i) the Borrower shall operate continuously each of the Hotels under the trade name by which the Hotels shall be known following any such event in accordance with the standards established by the owner of such tradename with respect to the hotels of such name owned or operated by it or, if the owner of such trade name does not own or operate any such hotels, in accordance with the standards otherwise established by the owner for the use of such name and (ii) in any such event the Borrower shall operate each of the Hotels in accordance with the standards at least as high as those employed by CMC on the Closing Date with respect to the Hotels and to any other Courtyard by Marriott hotels CMC manages on the Closing Date.

               (q)  Restrictive Covenants.  Comply in all material respects with
                    ---------------------
     all covenants, conditions and restrictions affecting the Hotel Properties unless the Lenders are insured against loss, in a form satisfactory to Agent, for such noncompliance in the applicable policy of title insurance issued in favor of the Lenders.

               (r) Easements. (i) Submit to the Agent for approval, prior to the
                   ---------
     execution thereof, all proposed easements (including those described in clause (a) of the definition of Permitted Liens) benefiting or affecting any Hotel Property and (ii) cause to be deposited in the Borrower Operating Account immediately upon the Borrowers receipt thereof, the Net Cash Proceeds, if any, paid to the Borrower in consideration of the execution of each easement; provided, However, that the Agent's approval shall not be
                    --------  -------
     required for the execution of any easement benefiting or serving a Hotel Property that does not, and will not, render title to the property encumbered thereby unmarketable, materially adversely affect the use of such property for its present purposes or, individually or combined with all other easements benefiting or burdening the Hotel Properties, have a Material Adverse Effect if the Borrower delivers to the Agent at least ten
     (10) days before the execution of such easement a copy of the easement.

               (s) Deferral of Ground Rent.  Defer, or cause to be deferred,
                   -----------------------
     from time to time through the Scheduled Maturity Date (or, if the Scheduled Maturity Date is not a Business Day, through the Business Day immediately following the Scheduled Maturity Date) rent payable under the International Ground Leases, as and to the extent necessary to enable the Borrower to pay principal, interest and its other Obligations under the Combined Loan Documents when due and payable under the Combined Loan Documents and to enable the Borrower to pay Partnership Costs when due and payable.

               (t) UCC Search Reports.  As promptly as practicable after the
                   ------------------
     Closing Date, furnish to the Agent completed requests for information listing the financing statements referred to in Sections 3.01(k)(x)(A) and all other effective financing statements filed in the jurisdictions referred to therein that name the Borrower as debtor, together with copies of such financing statements.

               (u) Compliance by Land Trusts. Direct, and use its commercially reasonable best efforts to cause, each Land Trust to comply, with respect to such Land Trust's interest in any property or assets, with the Borrower's covenants and other obligations under the Multistate Loan Documents.

          SECTION 6.02.  Negative Covenants.
                         ------------------

          So long as any Multistate Advance shall remain unpaid, the Borrower will not, at any time, without the written consent of the Required Lenders or, if required under Section 9.01, of all of the Lenders (which consent in the case of Section 6.02(i) will not be unreasonably withheld):

               (a) Liens, Etc.  (i)  Create, incur, assume or suffer to exist
                   ----------
     any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, (ii) acquire or agree to acquire any property subject to any Lien, (iii) sign or file under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, or (iv) assign any accounts or other right to receive income, excluding, however, from the operation of the foregoing
                        ---------  -------
     restrictions the following:

                    (A) Liens created by the Multistate Loan Documents and the California Loan Documents;

                    (B)  Permitted Liens;

                    (C) Liens created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued and adequate reserves shall have been established, provided that the aggregate Obligations secured
                                 --------
               thereby and claimed to be secured thereby shall not exceed $5,000,000 at any time outstanding;

                    (D) Liens on the Connecticut Hotel and the other assets of the Borrower on which Liens have been granted by the Borrower pursuant to the Connecticut Hotel Documents securing Indebtedness of the Borrower permitted under Section 6.02(b)(ix) (none of which Liens shall be on any Multistate Collateral except for the Purchase Agreement and the Multistate

               Collateral described in Section l(c)(iii) of the Multistate Security Agreement); and

                    (E) Liens in favor of the equipment lessors under the Telephone Leases, Computer Leases, TV System Leases and FF&E Leases permitted under Section 6.02(b) on the equipment leased under such leases and securing the Indebtedness thereunder of the Borrower or the Tenant to the respective lessors.

               (b) Indebtedness.  Create, incur, assume or suffer to exist any
                   ------------
     Indebtedness other than:

                    (i) Indebtedness under the Multistate Loan Documents and the California Loan Documents;

                    (ii) Indebtedness in respect of taxes, assessments and governmental charges or levies and claims as and to the extent permitted to remain unpaid and undischarged by Section 6.01(b);

                    (iii) Indebtedness for the deferred purchase price of property or services secured by Liens described in clause (b)(ii) of the definition of Permitted Liens;

                    (iv) Indebtedness secured by Liens specifically permitted by paragraph (C) of Section 6.02(a);

                    (v) Unsecured Indebtedness to Host Marriott, arising by reason of payment by Host Marriott of any amounts pursuant to the Debt Service Guaranty which Indebtedness, if any, will be evidenced by the Host Subordinated Notes and subject to the Subordination Agreement;

                    (vi) Unsecured Indebtedness to Marriott International, arising by reason of payment by Marriott International of any amounts pursuant to the Backup Debt Service Guaranty, the Debt and Tenant Change Guaranty, and the MI Guaranty, which Indebtedness, if any, will be evidenced by the International Subordinated Notes and subject to the subordination Agreement;

                    (vii) Unsecured Indebtedness aggregating not more than $20,000,000 at any time outstanding to Host Marriott, Marriott International and the General Partner in addition to the unsecured Indebtedness described in Section 6.02(b)(v) and Section 6.02(b)(vi) which additional unsecured Indebtedness will be subject to the Subordination Agreement; provided that for purposes of determining
                                   --------
          whether the Borrower is in compliance with the dollar limitation set forth in this Section 6.02(b)(vii) there shall not be included in the calculation of the Indebtedness described in this Section 6.02(b)(vii) the liability accounting for rent due from the Borrower to the International Ground Lessors as required by GAAP);

                    (viii) Unsecured Indebtedness to the Tenant arising by reason of payment by the Tenant of any amounts pursuant to Section
          5.05 of the Hotel Lease, which additional unsecured Indebtedness will be subject to the Subordination Agreement;

                    (ix)   Indebtedness under the Connecticut Hotel Documents;

                    (x) Endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                    (xi)   The Telephone Leases;

                    (xii) The Computer Leases, the FF&E Leases and the TV System Leases; and

                    (xiii) Other unsecured Indebtedness not referred to in
          Section 6.02(b)(i) through Section 6.02(b)(xii) above and to Persons other than the Loan Parties and their Affiliates, which Indebtedness shall not exceed, in the aggregate, $10,000,000 nor have maturity dates prior to the Scheduled Maturity Date.

               (c) Lease Obligations. (i) Create, incur, assume or suffer to exist any obligations as lessee (A) for the rental or hire of real or personal property in connection with any sale and leaseback transaction other than the FF&E Leases and leases relating to the Connecticut Hotel, or
     (B) for the rental or hire of other real or personal property of any kind under leases or agreements to lease (including Capitalized Leases) other than (1) the Ground Leases, (2) the FF&E Leases (provided that the fair
                                                      ---------
     market value of the FF&E relating to each Hotel and leased to the Borrower or Tenant cannot exceed at any time $200,000 in respect of such Hotel), the TV System Leases, the Telephone Leases and the Computer Leases, (3) leases of motor vehicles for use in connection with the operation of the Hotels and (4) leases relating to the Connecticut Hotel.

                    (ii) Create, incur, assume or suffer to exist any obligations as lessor (A) for the rental or hire of real or personal property in connection with any sale and leaseback transaction or (B) for the rental or hire of other real or personal property of any kind under leases or agreements to lease (including Capitalized Leases) other than (1) the Hotel Lease and (2) leases relating to the Connecticut Hotel.

               (d) Mergers. Merge or consolidate with any Person or permit any
                   -------
     Person to merge into it.

               (e)   Sales, Etc. of Assets.  Sell, lease, transfer or otherwise
                     ---------------------
     dispose of any Multistate Collateral or any substantial part of its assets (excluding the Connecticut Hotel and assets relating solely to or arising solely out of the operation of the Connecticut Hotel) other than Multistate Collateral, or grant any option or other right to purchase, lease or otherwise acquire any Multistate Collateral other than Inventory to be sold in the ordinary course of its business, except (i) sales of Inventory in the ordinary course of its business, (ii) dispositions of Collateral permitted by the Multistate Security Agreement and (iii) so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of the preceding clauses (i) or (ii).

               (f)   Investments in Other Persons. Make or hold any Investment
                     ----------------------------
     in any Person other than Investments in Cash Equivalents.

               (g)   Distributions, Etc.  Pay any distributions with respect to
                     ------------------
     any general or limited partnership interest, purchase, redeem, retire, defease or otherwise acquire for value any general or limited partnership interest or any warrants, rights or options to acquire general or limited partnership interest, now or hereafter outstanding, return any capital to its general or limited partners as such, make any distribution of assets, partnership interests, warrants, rights, options, obligations or securities to its general or limited partners as such or issue or sell any partnership interests or any warrants, rights or options to acquire such partnership interests, except
                                                                        ------
     that the Borrower may make distributions to its limited partners as such and return capital to its limited partners as such in accordance with and to the extent permitted by Section 6.02(r)(v).

               (h)   Change in Nature of Business. Engage in any business other
                     ----------------------------
     than the ownership, leasing and operation of the Hotels and the Connecticut Hotel.

               (i)   Charter Amendments. Amend the Partnership Documents, except
                     ------------------
     to provide for the sale of additional limited partnership interests and as required by law.

               (j)   Accounting Changes. Make or permit any change in accounting
                     ------------------
     policies or reporting practices of the Borrower, except as required by generally accepted accounting principles (including as interpreted by the Financial Accounting Standards Board) and as required by law.

               (k)   Prepayments, Etc. of Indebtedness. Prepay, redeem,
                     ---------------------------------
     purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, other than (i) the prepayment of the Multistate Advances in accordance with the terms of this Agreement,
     (ii) the prepayment of the California Advances in accordance with the terms of the California Loan Agreement, (iii) the prepayment of the Host Subordinated Notes, the International Subordinated Notes and the Indebtedness to the Tenant described in Section 6.02(b)(viii) to the extent permitted by Section 6.02(r)(ii) through Section 6.02(r)(iv) and the Subordination Agreement, (iv) prepayments of other Indebtedness out of funds retained by the Tenant pursuant to Section 5.03 of the Hotel Lease (and consistent with Section 3 of the Attornment Agreement) to the extent permitted by the Subordination Agreement and (v) regularly scheduled or required repayments or redemptions of Indebtedness, or amend, modify or change any term or condition of any Indebtedness that would or could change the amount or time of any payment of such Indebtedness.

               (l)   Amendment, Etc. of Related Documents and Memoranda of
                     -----------------------------------------------------
     Related Documents. (i) Cancel or terminate the Purchase Agreement or
     -----------------
     consent to or accept any cancellation or termination thereof, amend, modify or change in any manner Section 3.18 thereof or any other material term or condition of the Purchase Agreement or give any consent, waiver or approval thereunder other than in respect of any immaterial term or condition thereof, waive any default under or any breach of any material term or condition of the Purchase Agreement, agree in any manner to any other amendment, modification or change of any material term or condition of the Purchase Agreement or take any other action in connection with the Purchase Agreement that would impair the value of the interest or rights of the Borrower thereunder or that would impair the rights or interests of the Agent or any Lender. Without limiting the preceding sentence, the Borrower will not amend, modify or change, or give any consent, waiver or approval in respect of, or waive any default under or breach of, any term or condition of the Purchase Agreement directly or indirectly affecting the calculation or timing of any amount payable to or by the Borrower thereunder.

               (ii) Cancel or terminate any Ground Lease or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any material term or condition of any Ground Lease or give any consent, waiver or approval thereunder other than in respect of any immaterial term or condition thereof, waive any default under or any breach of any material term or condition or any Ground Lease, agree in any manner to any other amendment, modification or change of any material term or condition of any Ground Lease or take any other action in connection with any Ground Lease that would impair the value of the interest or rights of the Borrower thereunder or that would impair the rights or interests of the Agent or any Lender. Without limiting the Preceding sentence, the Borrower will not amend, modify or change, or give any consent, waiver or approval in respect of, or waive any default under or breach of, any term or condition of any Ground Lease directly or indirectly affecting the calculation or timing of any amount payable to or by the Borrower thereunder or the right of the Borrower to defer the payment of rent thereunder.

               (iii) Cancel or terminate the Hotel Lease or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any Material Term or condition of the Hotel Lease or give any consent, waiver or approval under any Material Term of the Hotel Lease (excluding approvals of budgets and such other financial reports that the Hotel Lease expressly provides the Borrower has the right to give in the ordinary course of the Hotel Lease), waive any default under or any breach of any Material Term of the Hotel Lease, agree in any manner to any other amendment, modification or change of any term or condition of the Hotel Lease or take any other action in connection with any Hotel Lease that would impair the value of the interest or rights of the Borrower thereunder or that would impair the rights or interests of the Agent or any Lender except as permitted by the Attornment Agreement.

               (iv) Cancel or terminate any Memorandum of Ground Lease or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any Memorandum of Ground Lease (other than technical corrections to any Memorandum of Ground Lease that would not impair the rights or interests of the Agent or any Lender), agree in any manner to any other amendment, modification or change of any term or condition of any Memorandum of Ground Lease or take any other action in connection with any Memorandum of Ground Lease that would impair the rights or interests of the Agent or any Lender.

               (m)    Amendment, Etc. of Material Contracts. Take any action in
                      -------------------------------------
     connection with any Material Contract that would have a Material Adverse Effect.

               (n)    Negative Pledge. Enter into or suffer to exist any
                      ---------------
     agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than any such agreement in favor of the Agent and the Lenders and the Connecticut Hotel Documents.

               (o)    Partnerships. Become a general partner in any general or
                      ------------
     limited partnership.

               (p)    FF&E Reserve. Cause or permit any part of the FF&E Reserve
                      ------------
     to be used for any purpose other than as described in Section 8.02(A) of the Hotel Lease.

               (q)    Partnership Costs. (i) Incur during any Tenant Fiscal Year
                      -----------------
     Partnership Costs in excess of (A) for the Tenant Fiscal Year ending December 31, 1994, $250,000 and (B) for each Tenant Fiscal Year thereafter, the product of (1) $250,000 and (2) the CPI Adjustment Factor.

               (ii) Incur during any Cumulative Tenant Period Partnership Costs except to the extent that (A) Adjusted Operating Profit for such Cumulative Tenant Period exceeds (B) (1) the amount of principal, interest and other Obligations of the Borrower under the Combined Loan Documents due and payable by the Borrower during such Cumulative Tenant Period pursuant to the Combined Loan Documents (excluding (w) payments of principal and interest due pursuant to Section 2.04(b)(i) hereof and of the

     California Loan Agreement, (X) payments of principal and interest made pursuant to Article IV of this Agreement and the California Loan Agreement in connection with the release of a Hotel Property, (y) during the second Cumulative Tenant Period hereunder, the amount described in clause (iv) of the definition of "Excess Earnings Recapture-) and (z) to the extent not included in (X), payments made to the Agent of proceeds of sales of Multistate Collateral to the extent such proceeds are not included in Gross Revenues and (2) the amount of principal, interest and other Obligations of the Borrower under the Combined Loan Documents due and payable by the Borrower during prior Cumulative Tenant Periods to the extent not previously paid.

               (r)    Payment of Current Ground Rent Host Subordinated Notes,
                      -------------------------------------------------------
     International Subordinated Notes, Deferred Ground Rent, Certain Amounts to
     --------------------------------------------------------------------------
     Tenant and Distributions to Partners.  Pay or permit the payment of during
     ------------------------------------
     any Cumulative Tenant Period (including during Cumulative Tenant Periods for which the Payment Date has not yet occurred):

                      (i) Current Ground Rent except in an amount not in excess of the amount by which (A) Adjusted Operating Profit for such Cumulative Tenant Period exceeds (B) the sum of (1) the amount of principal, interest and other Obligations of the Borrower under the Combined Loan Documents due and payable by the Borrower during such Cumulative Tenant Period pursuant to the Combined Loan Documents (excluding (w) payments of principal and interest due pursuant to Section 2.04(b)(i) hereof and of the California Loan Agreement, (x) payments of principal and interest made pursuant to Article IV of this Agreement and the California Loan Agreement in connection with the release of a Hotel Property, (y) during the second Cumulative Tenant Period hereunder, the amount described in clause (iv) of the definition of "Excess Earnings Recapture" and (z) to the extent not included in (x), payments made to the Agent of proceeds of sales of Multistate Collateral to the extent such proceeds are not included in Gross Revenues), (2) the amount of principal, interest and other Obligations of the Borrower under the Combined Loan Documents due and payable by the Borrower during prior Cumulative Tenant Periods to the extent not previously paid and (3) Partnership Costs due and payable during such Cumulative Tenant Period; provided that payments in excess of those permitted under this Section 6.02(r)(i) of Current Ground Rent as a result of incorrect projections by the Tenant or the Borrower of Adjusted Operating Profit shall not constitute a breach of this Section 6.02(r)(i) if such overpayments are repaid to the Agent by the International Ground Lessors in accordance with Section 4.03(b) of the International Ground Leases; and provided further that notwithstanding the preceding provisions of this Section 6.02(r)(i) the Borrower may pay (or permit the Tenant to pay on its behalf) Current Ground Rent as and when due under the International Ground Leases from and after the date following the Scheduled Maturity Date (or, if the Scheduled Maturity Date does not occur on a Business Day, from and after the expiration of the Business Day immediately following the Scheduled maturity Date);

                      (ii) Deferred Ground Rent and any interest thereon except in an amount not in excess of the amount of Excess Earnings Recapture, if any, permitted to be retained by the Borrower for such Cumulative Tenant Period pursuant to Section 2.04(b)(i) and except as permitted by Section 5.06 of the Hotel Lease; provided that (A) payments of interest shall be calculated at a rate not in excess of the rate specified in the applicable International Ground Lease and (B) no Event of Default shall have occurred and be continuing immediately before and after giving effect to each such payment; and provided
                                                                   --------
          further that notwithstanding the preceding provisions of this Section
          -------
          6.02(r)(ii) the Borrower may pay (or permit the

          Tenant to pay on its behalf) Deferred Ground Rent and interest thereon as and when due under the International Ground Leases from and after the date following the Scheduled Maturity Date (or, if the Scheduled Maturity Date does not occur on a Business Day, from and after the expiration of the Business Day immediately following the Scheduled Maturity Date);

                    (iii) Principal and interest on the Host Subordinated Notes and the International Subordinated A Notes except in an amount not in excess of the amount of Excess Earnings Recapture, if any, permitted to be retained by the Borrower for such Cumulative Tenant Period pursuant to Section 2.04(b)(i) and except as permitted by Section 5.06 of the Hotel Lease; provided that (A) payments of interest shall be calculated at a rate not in excess of the rate specified in such promissory notes, (B) Deferred Ground Rent and interest thereon shall have been paid in full at the time of each such payment, and (C) no Event of Default shall have occurred and be continuing immediately before and after giving effect to each such payment;

                    (iv) Payments of principal and interest on the International Subordinated Notes (other than the International Subordinated A Notes), payments of principal and interest on the Indebtedness to the Tenant described in Section 6.02(b)(viii) or refunds of any Additional Rent (as defined in the Hotel Lease and consistent with Section 3 of the Attornment Agreement) during any Cumulative Tenant Period except in an amount not in excess of the amount of Excess Earnings Recapture, if any, permitted to be retained by the Borrower for such Cumulative Tenant Period pursuant to Section 2.04(b)(i) and except as permitted by Section 5.06 of the Hotel Lease; provided that (A) payments of interest described above shall be calculated at a rate not in excess of the rate specified in (as applicable) the International Subordinated Notes or Section 5.05 of the Hotel Lease, (B) each of (1) principal and interest on the Host Subordinated Notes and the International Subordinated A Notes and (2) Deferred Ground Rent and interest thereon shall have been paid in full at the time of each such payment and (C) no Event of Default shall have occurred and be continuing immediately before and after effect to such payment; or

                    (v) Distributions to its limited partners as such or returns of capital to its limited partners as such during any Cumulative Tenant Period, in each case except in an amount not in excess of the amount of Excess Earnings Recapture, if any, permitted to be retained by the Borrower for such Cumulative Tenant Period pursuant to Section 2.04(b)(i); provided that (A) each of (1)
                                          --------
          principal and interest on the Host Subordinated Notes and the International Subordinated A Notes and (2) Deferred Ground Rent and interest thereon shall have been paid in full at the time of each such distribution or return of capital and (B) no Default shall have occurred and be continuing immediately before or after giving effect to each such distribution or return of capital.

          SECTION 6.03.  Reporting Requirements.
                         ----------------------

          So long as any Multistate Advance shall remain unpaid, the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to the Agent for the benefit of the Lenders the financial statements, notices and other items described below in this Section 6.03. Whenever any financial statement, notice or other item shall be stated to be due on a day other than a Business Day, such financial statement, notice or other item shall be due on the nest succeeding Business Day. All financial statements relating to earnings and expenses shall set forth separately or otherwise identify all extraordinary and non-recurring items to the extent required by GAAP.

          (a) Borrower Quarterly Financial Statements. As soon as practicable,
              ---------------------------------------
     and in any event within seventy-five (75) days after the end of each Borrower Accounting Quarter (other than the last Borrower Accounting Quarter) in each Borrower Fiscal Year, an unaudited balance sheet of the Borrower as at the end of such Borrower Accounting Quarter and an unaudited statement of income and cash flow of the Borrower for each such Borrower Accounting Quarter and for that part of the Borrower Fiscal Year then ended, all in reasonable detail and satisfactory in scone to the Required Lenders, setting forth in each case in comparative form the corresponding figures for the corresponding period(s) of the preceding Borrower Fiscal Year (except that the balance sheet shall be compared to the corresponding figures for the preceding Borrower Fiscal Year), which statements shall, as a whole, fairly present the financial position of the Borrower as at the end of the periods involved and the results of the operations of the Borrower for such periods, and which shall be certified by an Authorized Accounting Officer as having been prepared under his or her supervision in accordance with GAAP, subject to year-end audit adjustments, and that he or she knows of no facts inconsistent with such Financial Statements, together with a certificate of such Authorized Accounting Officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof, the period of its existence and the action that the Borrower has taken and proposes to take with respect thereto.

          (b) Quarterly Calculations of Excess Earnings Recapture.  As soon as
              ---------------------------------------------------
     practicable, and in any event on or before each Payment Date, (i) a schedule in the form set forth as Schedule 6.03(b) of the computations used by the Borrower in determining Excess Earnings Recapture for the most recently ended Cumulative Tenant Period and the amount of principal of the Combined Advances prepaid by the Borrower pursuant to Section 2.04(b) of this Agreement and Section 2.04(b) of the California Loan Agreement on account thereof and the payment of any unused Multistate Withheld Amount pursuant to Section 2.04(b)(iv) and which shall be certified by an Authorized Accounting Officer as having been prepared under his or her supervision, (ii) a schedule in form satisfactory to the Agent, which shall be certified by an Authorized Accounting Officer as having been prepared under his or her supervision, showing, for the International Ground Lessors, the repayments of Deferred Ground Rent and interest thereon during the most recently ended Cumulative Tenant Period and the outstanding amount of Deferred Ground Rent owing to such International Ground Lessors at the end of such Cumulative Tenant Period and (iii) if the Borrower will be withholding any Multistate Withheld Amount on such Payment Date pursuant to
     Section 2.04(b)(iv), a schedule of the projections and computations used by the Borrower supporting its need for and calculation of the Multistate Withheld Amount, which shall be certified by an Authorized Accounting Officer as having been prepared under his or her supervision. For the schedule due on or before the May 1, 1994 Payment Date, the August 1, 1994 Payment Date and the November 1, 1994 Payment Date, such schedule shall also set forth the Transaction Costs (as defined in the definition of "Excess Earnings Recapture" paid by the Borrower after the Closing Date during the Cumulative Tenant Period relating to such Payment Date.

          (c)  [Intentionally omitted]

          (d) Borrower Annual Financial Statements. (i) As soon as practicable,
              ------------------------------------
     and in any event within one hundred twenty (120) days after the end of each Borrower Fiscal Year, a balance sheet of the Borrower as at the end of such Borrower Fiscal Year and a statement of income, partners capital/deficit and cash flow of the Borrower for such Borrower Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Borrower Fiscal Year, prepared in accordance with GAAP, together with (A) (1) an audit report and opinion in respect of such Financial Statements of Arthur Andersen & Co. or other independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders, which report and opinion shall be unqualified as to the scope of the audit and reasonably satisfactory to the Required Lenders in all other respects and
     (2) the written statement of the accountants described in clause (1) that, in making the examination necessary for their report and opinion on such Financial Statements, they have obtained no knowledge of any condition, event or act that constitutes a Default, or, if such accountants shall have obtained such knowledge, a statement as to the nature and status thereof, and (B) a certificate of an Authorized Accounting Officer, stating that (1) such Financial Statements have been prepared under his or her supervision in accordance with GAAP and that he or she knows of no facts inconsistent with such Financial Statements and (2) no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof, the period of its existence and the action that the Borrower has taken and proposes to take with respect thereof.

          (ii) No later than the time of delivery of the Financial Statements described in Section 6.03(d)(i), (A) schedules in form and substance satisfactory to the Agent showing for the Tenant Fiscal Year then ended the calculation of Excess Earnings Recapture for the Tenant Fiscal Year as a single period rather than for each Cumulative Tenant Period included in the Tenant Fiscal Year (the "Annualized Recapture Amount") and (B) a
                              ---------------------------
     certificate of an Authorized Accounting Officer stating that such schedules have been prepared under his or her supervision. The schedules delivered by the Borrower shall be prepared using (w) the Financial Statements then delivered pursuant to Section 6.03(d)(i), (X) if the beginning portion of the Tenant Fiscal Year is included in the Borrower Fiscal Year preceding the Borrower Fiscal Year covered by the delivered Financial Statements, the audited Financial Statements for the preceding Borrower Fiscal Year, (y) if the ending portion of the Tenant Fiscal Year is included in the Borrower Fiscal Year in effect at the time of delivery of the audited Financial Statements, unaudited Financial Statements of the Borrower covering such period and (z) such supplemental schedules as shall be reasonably satisfactory to the Agent identifying the location on such Financial Statements of the items used to calculate the Annualized Recapture Amount.

          (iii) Notwithstanding any provision of this Agreement to the contrary, the Annualized Recapture Amount for Tenant Fiscal Year 1994 shall be computed for all of such Tenant Fiscal Year, and for purposes of such calculation, (A) "Adjusted Operating Profit. shall include all cash and cash equivalents of the Borrower on the first day of the Tenant Fiscal Year (including all cash held by Merrill Lynch Funds Distributor under the Escrow Agreement among the Borrower, the Agent and Merrill Lynch Funds Distributor executed in connection with the Forbearance Agreement) other than (1) funds in the FF&E Reserve (as defined in the 1986 Management Agreement, (2) the amount of funds on deposit in local checking accounts associated with each Hotel on the Closing Date (not to exceed $490,000 in the aggregate) and of reasonable petty cash funds at each Hotel on the Closing Date (not to exceed $245,000 in the aggregate) and (3) funds relating only to the Connecticut Hotel, (B) "Adjusted Operating Profit. shall not include interest and other amounts earned by the Borrower on funds in the FF&E Reserve (as defined in the 1986 Management Agreement) from and after the beginning of the Tenant Fiscal Year and (C) there shall be deducted from Adjusted Operating Profit in calculating Excess Earnings Recapture (to the extent not otherwise deducted therefrom) (1) Transaction Costs (as defined in the definition of "Excess Earnings Recapture", (2) interest in respect of the 1988 Multistate Loans and the 1988 California Loans paid by the Borrower under the Forbearance Agreement from and after the beginning of the Tenant Fiscal Year and (3) Current Ground Rent paid by the Borrower or CMC to the International Ground Lessors from and after the beginning of the Tenant Fiscal Year and prior to the first Cumulative Tenant Period hereunder in accordance with the International Ground Leases.

          (e)  [Intentionally omitted]

          (f)  Annual Operating Projections of the Mortgaged Hotels and Repairs
               ----------------------------------------------------------------
     and Equipment Estimate. Promptly after the Borrower's receipt thereof, and
     ----------------------
     in any event within seven (7) days after the beginning of each Tenant Fiscal Year, (i) an annual operating projection for the Hotels, on a consolidated basis, for such Tenant Fiscal Year prepared by the Tenant pursuant to Section 9.03A of the Hotel Lease and including a projection of the average annual occupancy and average annual room rate for each Hotel for such Tenant Fiscal Year together with (ii) the Repairs and Equipment Estimate (as defined in Section 8.02D of the Hotel Lease) prepared by the Tenant pursuant to section 8.02D of the Hotel Lease.

          (g)  Annual Five-Year Projections. Promptly after the Borrower's
               ----------------------------
     receipt thereof, copies of any projections with respect to the Hotels on a consolidated basis for each of the five (5) Tenant Fiscal Years commencing with the immediately following Tenant Fiscal Year that are prepared by the Tenant pursuant to Section 9.03B of the Hotel Lease.

          (h)  Annual Building Estimate. Promptly after the Borrower's receipt
               ------------------------
     thereof, and in any event within seven (7) days after the beginning of each Tenant Fiscal Year, copies of the Building Estimate (as defined in Section 8.03A of the Hotel Lease) prepared by the Tenant pursuant to Section 8.03A of the Hotel Lease.

          (i)  Annual Accounting of the Tenant. (i) Promptly after the Borrowers
               -------------------------------
     receipt thereof, and in any event within eighty-two (82) days after the end of each Tenant Fiscal Year, copies of the annual accounting prepared by the Tenant pursuant to Section 9.01 of the Hotel Lease and (ii) promptly after the Borrowers receipt thereof, such financial information regarding the operations of each Hotel for the period covered by the annual accounting as is customarily prepared by the Tenant from time to time.

          (j)  Certificates Regarding Defaults.  Within two (2) Business Days
               -------------------------------
     after any officer of the General Partner obtains Knowledge of any Default, a statement of an executive officer of the General Partner, specifying the nature of such Default, the period of existence thereof and what action the Borrower has taken and proposes to take with respect thereto.

          (k)  Accountants' Reports. Promptly upon request of any Lender through
               --------------------
     the Agent, copies of any reports submitted to the Borrower by its accountants in connection with any examination of the financial statements of the Borrower made by such accountants, and copies of any other communications received by the Borrower or the General Partner from such accountants relative to any financial statements or audit or internal controls and systems of the Borrower.

          (l)  Copies of Other Reports. Promptly upon their becoming available,
               -----------------------
     copies of all financial statements, reports, notices and statements sent or made available generally by the Borrower to its limited partners, and of all reports, registration statements and prospectuses filed by the Borrower with any securities exchange or with the Securities and Exchange Commission, or any governmental authority succeeding to any of its functions.

          (m)  Proposed Amendments to Partnership Documents. Not less than ten
               --------------------------------------------
     (10) days prior to the execution thereof, a true and complete copy of any proposed amendment to the Partnership Documents (other than amendments which merely reflect the admission or withdrawal of limited partners).

          (n)  Material Adverse Change. (i) Promptly following the occurrence
               -----------------------
     thereof, notice of any Borrower Material Adverse Change and (ii) promptly after the Borrower has Knowledge thereof, notice of any other Material Adverse Change.

          (o)  Litigation. Promptly after the commencement thereof, notice of
               ----------
     all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (i) affecting the Borrower of the type described in Section 5.01(i), (ii) affecting the Borrower in which injunctive relief or other equitable remedy is sought or (iii) that may materially and adversely affect any of the Hotels.

          (p)  Environmental Conditions. Promptly after the Borrower has
               ------------------------
     Knowledge thereof, notice of any condition or occurrence on any property of any Loan Party described in the Multistate Mortgages that could reasonably be expected to result in a material liability under, or a material noncompliance by any Loan Party with, any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or such property that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (q)  Insurance Information. Promptly, and in any event within thirty
               ---------------------
     (30) days after its receipt thereof, the certificates of insurance (including any riders and amendments thereto) evidencing the insurance policies described in Section 6.01(e) and required to be furnished to the Agent thereunder.

          (r)  Surveys Regarding Easements. Promptly upon its becoming
               ---------------------------
     available, a survey, and the surveyor's written descriptions, with respect to any easement proposed to be executed by the Borrower benefiting or affecting any Hotel Property, showing the portion of such Hotel Property and any adjoining property affected by such easement.

          (s)  Rent Letters. As soon as practicable and in any event within
               ------------
     twenty-seven (27) days after the end of each Tenant Accounting Period, the Rent Letter (as defined in Section 5.04A of the Hotel Lease) prepared by the Tenant for such Tenant Accounting Period pursuant to Section 5.04A of the Hotel Lease.

          (t)  Executive Officers. Promptly, and in any event within fifteen
               ------------------
     (15) days after the occurrence thereof, notice and a description of any change in the titles of the officers of the Borrower or the General Partner who in the ordinary course of their responsibilities handle, or will be handling, matters relating to the operation of the Hotel Properties and the administration of any of the Combined Loan Documents.

          (u)  Other Information. Such other reasonable information respecting
               -----------------
     the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, as the Lenders, or any of them, may from time to time reasonably request through the Agent.

                                  ARTICLE VII


                               EVENTS OF DEFAULT

          SECTION 7.01.  Events of Default.
                         -----------------

          Subject to the provisions of Sections 7.02 and 7.03, if any of the following events ("Events of Default") shall occur and be continuing:
                        -----------------

          (a) the Borrower shall fail to pay any principal of any Multistate Advance when the same becomes due and payable (excluding any regularly scheduled principal payments due under Section 2.02 and 2.03 prior to the Scheduled Maturity Date (giving effect to any extensions made pursuant to Section 2.03(a) or 2.03(b)), the Borrower's failure to pay which are governed by Section 7.01(b)); or

          (b) the Borrower shall fail to pay any principal of any Multistate Advances not included in Section 7.01(a) or any interest on any Multistate Advance when the same becomes due and payable and such failure shall remain unremedied for three (3) days; or

          (c) any Loan Party shall fail to make any other payment due under any Multistate Loan Document when the same becomes due and payable and such failure shall remain unremedied for ten (10) days after notice thereof shall have been given to the Borrower by the Agent or any Lender; or

          (d) (i)   any representation, warranty or written statement made by
     or on behalf of any Loan Party (or any of its officers) under or in connection with any Multistate Loan Document (including, without limitation, in any report, certificate, financial statement or other instrument delivered to any Lender or the Agent prior to or after the date hereof (other than those described in clause (ii) of this Section 7.01(d))) shall prove to have been incorrect in any material respect when made or
     (ii) any representation, or warranty made by the Borrower under the last sentence of Article V of this Agreement shall prove to have been incorrect in any material respect when made and the event or condition which is the subject of such representation or warranty would be reasonably likely to have a Material Adverse Effect; or

          (e) the Borrower shall fail to perform or observe any term, covenant or condition contained in Section 6.01(9), 6.01(k), 6.01(m) or 6.01(s) or in Section 6.02; or

          (f) the Borrower shall fail to perform or observe any term, covenant or condition contained in Section 6.03 if such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the borrower by the Agent or any Lender; or

          (g) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 6.01 (other than those listed in Section 7.01(e)) if such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Borrower by the Agent or any Lender, provided, however, that if such failure is not remedied
                    --------  -------
     within such thirty (30) day period, is of such a nature that it is capable of being cured within an additional one hundred fifty (150) day period and is not, and does not become, a failure that the Required Lenders believe in their reasonable judgment could have a Material Adverse Effect (by itself or combined with any other Defaults that shall have occurred and be continuing), such failure shall not be an Event of Default if the Borrower shall have promptly taken appropriate actions to remedy such failure, shall diligently pursue such actions and such failure shall be remedied before the expiration of one hundred eighty (180) days after such notice shall have been given, and provided further that if such failure is
                                       -------- -------
     not remedied within the thirty (30) day period described in the first part of this Section 7.01(g), is not of such a nature that it is capable of being cured within an additional one hundred fifty (150) day period, relates to no more than two (2) Hotel Properties and the Borrower is not relying on this proviso or the corresponding proviso in Section 7.01(h) with respect to any other failure involving more than two (2) Hotel Properties (including the Hotel Property or Hotel Properties to which the failure described in this Section 7.01(9) relates), such failure shall not be an Event of Default if the Borrower causes the Hotel Property or Hotel Properties to which such failure relates to be sold in accordance with the provisions of Article IV within ninety (90) days after such written notice shall have been given; or

          (h) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Multistate Loan Document on its part to be performed or observed, if such failure shall remain unremedied for thirty
     (30) days after written notice thereof shall have been given to the Borrower by the Agent or any Lender, provided, however, that if such
                                          --------  -------
     failure is not remedied within such thirty (30) day period, is of such a nature that it is capable of being cured within an additional one hundred fifty (150) day period and is not, and does not become, a failure that the Required Lenders believe in their reasonable judgment could have a Material Adverse Effect (by itself or combined with any other Defaults that shall have occurred and be continuing), such failure shall not be an Event of Default if such Loan Party shall have promptly taken appropriate actions to remedy such failure, shall diligently pursue such actions and such failure shall be remedied before the expiration of one hundred eighty (180) days after such written notice shall have been given, and provided further that
                                                          -------- --------
     if such failure is not remedied within the thirty (30) day period described in the first part of this Section 7.01(h), is not of such a nature that it is capable of being cured within an additional one hundred fifty (150) day period, relates to no more than two (2) Hotel Properties and the Borrower is not relying on this proviso or the corresponding proviso in Section 7.01(g) with respect to any other failure involving more than two (2) Hotel Properties (including the Hotel Property or Hotel Properties to which the failure described in this Section 7.01(h) relates), such failure shall not be an Event of Default if the Borrower causes the Hotel Property or Hotel Properties to which such failure relates to be sold in accordance with
     Article IV within ninety (90) days after such written notice shall have been given; or

          (i) the Borrower or the General Partner shall fail to pay any principal of, premium or interest on or any other amount payable in respect of, any Indebtedness that is outstanding in a principal or notional amount of at least $1,000,000 in the aggregate (but excluding Indebtedness outstanding hereunder) of such Loan Party, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holders thereof to cause, such Indebtedness to mature (unless and except and for so long as, in any of the foregoing cases, the holders of such Indebtedness with at least the amount of such Indebtedness with power under the agreement or instrument relating thereto to waive such event or condition or recognize that such event or condition has been cured to their satisfaction waive such event or condition or recognize such event or condition as cured); or any such Indebtedness shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

          (j) Host Marriott or any of its Material Subsidiaries shall fail to pay any principal of, premium or interest on or other amount in respect of any Indebtedness that is outstanding in a principal or notional amount of at least $50,000,000 in the aggregate, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature (unless and except and for so long as, in any of the foregoing cases, the holders of such Indebtedness with at least the amount of such Indebtedness with power under the agreement or instrument relating thereto to waive such event or condition or recognize that such event or condition has been cured to their satisfaction waive such event or condition or recognize such event or condition as cured); or any such Indebtedness shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; provided, however, that
                                                        --------  -------
     none of the foregoing matters with respect to any Indebtedness of Host Marriott or any of its Material Subsidiaries shall be an Event of Default under this Section 7.01(j) if and for so long as both (i) (A) the principal remedy with respect to such matters under the agreements relating to such Indebtedness and applicable law of the holders of such Indebtedness is to foreclose upon or otherwise acquire the properties on which Host Marriott or its Material Subsidiaries shall have granted a Lien to secure such Indebtedness and (B) the aggregate cost or other economic impact to Host Marriott and its Material Subsidiaries (excluding any cost or other economic impact to the extent it shall have been reduced or eliminated by the taking of any action by Marriott International or its Material Subsidiaries under the agreements relating to such Indebtedness or otherwise) of all other rights and remedies available to the holders of all such Indebtedness with respect to such matters would not (together with the outstanding principal or notional amount of all other Indebtedness not covered by this proviso but described in this Section 7.01(j) for which any matter specified in this Section 7.01(j) shall have occurred and be continuing) exceed $50,000,000 and (ii) such matters, including the rights and remedies available in respect of such matters, would not be reasonably likely to have a Host Material Adverse Effect; or

          (k) Marriott International or any of its Material Subsidiaries (excluding the Tenant and any International Ground Lessor) shall fail to pay any principal of or premium or interest on any MI Debt which is outstanding in a principal amount of at least $50,000,000 in the aggregate, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such MI Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such MI Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such MI Debt (unless and except and for so long as, in any of the foregoing cases, the holders of such Indebtedness with at least the amount of such Indebtedness with power under the agreement or instrument relating thereto to waive such event or condition or recognize that such event or condition has been cured to their satisfaction waive such event or condition or recognize such event or condition as cured); or any such MI Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment, including, without limitation, a prepayment required in connection with the sale of the sole asset or all assets securing such MI
     Debt), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such MI Debt shall be required to be made, in each case prior to the stated maturity thereof; provided, however, that if there is
                                           --------  -------
     acceleration or an event permitting acceleration of any MI Debt which is included under this Section 7.01(k) solely because of a Guarantee by Marriott International or one of its Material Subsidiaries, an Event of Default will not exist under this Section 7.01(k) so long as Marriott International or such Material Subsidiary, as the case may be, fully performs its obligations in a timely manner under such Guarantee; and provided, further, that none of the foregoing matters with respect to any
     --------  -------
     MI Debt shall be an Event of Default under this Section 7.01(k) if and for so long as the only remedy with respect to such matters under the agreements relating to such MI Debt and applicable law of the holders of such MI Debt is to foreclose upon or otherwise acquire the properties on which MI or its Material Subsidiaries have granted a Lien to secure such MI Debt; or

          (l) the Borrower or the General Partner shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any such Loan Party shall take any action to authorize any of the actions set forth above in this subsection (1); or

          (m) Host Marriott, Marriott International or any of their respective Material Subsidiaries (excluding the Borrower, the General Partner, the Tenant and any International Ground Lessor) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such Loan Party or any of such Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any such Loan Party or any such Material Subsidiaries shall take any action to authorize any of the actions set forth above in this subsection (m); or

          (n) (i) any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or the General Partner or
     (ii) any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against Host Marriott, Marriott International or any of their respective Material Subsidiaries (excluding the Tenant, the General Partner and any International Ground Lessor) and in either case described in clause (i) or clause (ii) either (A) enforcement proceedings (excluding enforcement proceedings against (1) the Connecticut Hotel, the parcel of land on which the Connecticut Hotel is located, all easements and appurtenances relating to such land and other property associated only with the Connecticut Hotel (and not the Hotel Properties) and (2) any Hotel Property released prior to the commencement of such enforcement proceedings from its Multistate Mortgage, Multistate Assignment of Leases and the other Multistate Collateral Documents encumbering such Hotel Property pursuant to
     Article IV) shall have been commenced by any creditor upon such judgment or order and remain unstayed or (B) (1) in the case of any such judgment or order against the Borrower or the General Partner, there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect and (2) in the case of any judgment or order against Host Marriott, Marriott International or any of their respective Material Subsidiaries (excluding the Borrower, the General Partner, the Tenant and any International Ground Lessor), from and after thirty (30) days following such judgment or order there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (o)  [Intentionally omitted]

          (p) any Multistate Loan Document after delivery thereof pursuant to
     Section 3.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party (or Land Trust) party to it in any material respect, or any such Loan Party (or Land Trust) shall so state in writing; or

          (q) any Multistate Collateral Document after delivery thereof pursuant to Section 3.01 shall for any reason (other than pursuant to and then only to the extent permitted by the terms thereof) cease to create a valid and perfected first priority Lien on any Hotel, the Land on which any Hotel is located or any material portion of any other Multistate Collateral purported to be covered thereby; or

          (r) (i) the Tenant shall fail to perform or observe any Material Term contained in the Hotel Lease on its part to be performed or observed and such failure shall not be cured (including by Marriott International under the Hotel Lease Guaranty) within any applicable notice or grace period specified therein, (ii) Host Marriott shall fail to perform or observe any material term or condition contained in the Purchase Agreement on its part to be performed or observed and such failure shall not be cured within any applicable notice or grace period specified therein, or (iii) any party to any Related Document or Third Party Ground Lease shall, without the prior consent of the Required Lenders, terminate or seek to terminate such Related Document or Third Party Ground Lease, except (A) in the case of any Hotel Lease, in and to the extent, if any, permitted in the Attornment Agreement and (B) in the case of any International Ground Lessor seeking to terminate one or more International Ground Leases, for so long as an injunction against each attempted termination shall be in effect, the Borrower shall have promptly taken appropriate actions to contest such attempted termination, the Borrower shall diligently pursue such actions, and such attempted termination, if successful, would not be reasonably likely to have a Material Adverse Effect; or

          (s) the General Partner shall cease to be the sole general partner of the Borrower or the General Partner shall cease to be a direct or indirect wholly owned Subsidiary of Host Marriott or Marriott International; or

          (t) the Tenant shall cease to be a direct or indirect wholly owned Subsidiary of Marriott International; or

          (u) an "Event of Default" (as defined in the California Loan Agreement) shall have occurred and be continuing under the California Loan Agreement;

then, end in any such event, the Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower declare the Multistate Notes, all interest thereon and all other amounts payable under this Agreement and the other Multistate Loan Documents to be forthwith due and payable, whereupon the Multistate Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed
                 --------  -------
entry of an order for relief with respect to any Loan Party under the Bankruptcy Code, the Multistate Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

          SECTION 7.02.  Cure of Certain Events of Default by Host Marriott and
                         ------------------------------------------------------
          Marriott International.
          ----------------------

          (a) Notwithstanding Section 7 01(c), the failure of the Borrower to pay any amount described in any such Section (i) shall not become an Event of Default if, before the expiration of the applicable grace period, if any, specified in such Section for the payment of such amount, Host Marriott pays such amount pursuant to the Debt Service Guaranty or Marriott International pays such amount pursuant to the Backup Debt Service Guaranty (including in either case all interest and other amounts, if any, due on account of the late payment of such Obligations of the Borrower) and shall not be a Default from and after the time Host Marriott or Marriott International so pays such amount and (ii) if clause (i) is not satisfied, shall no longer be an Event of Default from and after such time (if the Multistate Notes, all interest thereon and all other amounts payable under the Multistate Loan Documents shall not have been declared or automatically become due and payable under Section 7.01), if any, as Host Marriott pays such amount pursuant to the Debt Service Guaranty or Marriott International pays such amount pursuant to the Backup Debt Service Guaranty (including in either case all interest and other amounts, if any, due on account of the late payment of such Obligations of the Borrower).

          (b) Notwithstanding Section 7.01(t), the change in the ownership of the Tenant described therein (i) shall not become an Event of Default if before such change, as applicable, (A) Marriott International makes the payment described in Section 3 of the MI Guaranty and Section 2 of the Debt and Tenant Change Guaranty or (B) Marriott International makes the payment described in Section 2 of the Debt and Tenant Change Guaranty and the events described in Section 5 of the MI Guaranty occur when specified in such Section 5 in satisfaction of the obligation of Marriott International to make the payment described in Section 3 of the MI Guaranty and (ii) if clause (i) is not satisfied, shall cease to be an Event of Default from and after such time (if the Multistate Notes, all interest thereon and all other amounts payable under the Multistate Loan Documents shall not have been declared or automatically become due and payable under Section 7.01), as applicable, clause (A) or clause (B) of clause (i) is satisfied.

          SECTION 7.03.  Events of Default with Respect to Marriott
                         ------------------------------------------
          International, Host Marriott and their Subsidiaries.
          ---------------------------------------------------

          (a) Notwithstanding Section 7.01, from and after such time as Host Marriott or Marriott International has no Obligations under any Multistate Loan Document, no Default or Event of Default shall be deemed to have occurred on account of any matter determined in Section 7.01, the definition of Material Adverse Change or the definition of Material Adverse Effect by specific reference to (a) if Host Marriott has no such Obligations, Host Marriott or any of its Subsidiaries (including where Host Marriott is referred to by use of the phrase "Loan Party-) and, in furtherance hereof, the term Loan Party. therein shall be construed to exclude Host Marriott if Host Marriott has no such Obligations, or (b) if Marriott International has no such Obligations, Marriott International or any of its Subsidiaries (including where Marriott International is referred to by use of the phrase "Loan Party" and in furtherance hereof, the term "Loan Party" therein shall be construed to exclude Marriott International if Marriott International has no such Obligations, provided that this
                                                        ---------
     Section 7.03 does not apply to Section 7.01(s) or Section 7.01(t), and provided further that this Section 7.03 shall not limit the occurrence of
     ----------------
     any Default or Event of Default on account of any matter determined by reference to any Loan Party that is a Subsidiary of Host Marriott or Marriott International.

          (b) Notwithstanding Section 7.01, and if the Backup Debt Service Guaranty is in full force and effect, no Default or Event of Default shall be deemed to have occurred on account of any matter determined in Section 7.01(l), 7.01(m) or 7.01(n), in each case by reference to Host Marriott or any of its Material Subsidiaries (excluding the General Partner), if at the time of the occurrence of such matter (a "Host Event", and for so long as such Host Event shall be continuing, Marriott International shall be in compliance with the financial covenants (including, without limitation, any interest coverage ratio, leverage ratio, net worth test, working capital ratio, fixed charge coverage ratio or minimum EBITDA requirement) contained in the MI Senior Credit Facility (which financial covenants are, on the Closing Date, contained in Sections 6.01(1), 6.01(m) and 6.01(n) of the Closing Date MI Revolver); provided that if during all or a portion of the
                                -------- ----
     time during which such Host Event shall have occurred and be continuing (i) there shall be no MI Senior Credit Facility in effect or (ii) the MI Senior Credit Facility in effect shall include no financial covenants which Marriott International shall then be obligated to satisfy by itself or on a Consolidated basis (whether because such MI Senior Credit Facility shall include no such financial covenants, Marriott International's compliance with all such financial covenants shall have been waived before or after any acceleration hereunder or otherwise), then no Default or Event of Default shall be deemed to have occurred on account of such Host Event during such time if Marriott International shall be maintaining at the end of each fiscal quarter of Marriott International commencing with the fiscal quarter ending immediately prior to the occurrence of the Host Event, for the Rolling Period ending at the end of each such fiscal quarter, a ratio of Consolidated EBITDA to Consolidated Net Interest Expense of not less than 1.5 to 1. For purposes of the preceding sentence, the terms "Consolidated", "EBITDA". and "Net Interest Expense" (and all defined terms used in the Closing Date MI Revolver in connection with the definition of such terms) shall have the respective meanings specified in the Closing Date MI Revolver (regardless of any event or occurrence with respect to the Closing Date MI Revolver, the Amended MI Revolver or Marriott International's obligations thereunder, including without limitation any amendment of or waiver to the Closing Date MI Revolver, any termination of the Closing Date MI Revolver or the Amended MI Revolver or any provision of the Closing Date MI Revolver not being enforceable)

          SECTION 7.04. Specific Performance.
                        --------------------

          Subject to the provisions of Section 2.12 hereof, in the event one or more Events of Default shall have occurred and be continuing, the Lenders may proceed, to the extent permitted by law, to protect and enforce their rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Agreement or the Multistate Notes or in aid of the exercise of any power granted in this Agreement or the Multistate Notes, or proceed to enforce the payment of the Multistate Notes or to enforce any other legal or equitable right of the Lenders.


                                  ARTICLE VIII

                                   THE AGENT

         SECTION 8.01. Authorization and Action.
                       ------------------------

         Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Multistate Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Multistate Loan Documents (including, without limitation, enforcement or collection of the Multistate Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Multistate Notes; provided, however, that the Agent shall not be required to take any
       --------  -------
action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. Without limiting the preceding provisions of this
Section 8.01, if the Agent shall acquire title to one or more Hotel Properties on behalf of the Lenders following an Event of Default, whether pursuant to a foreclosure sale or otherwise, the provisions of this Article VIII and Section
9.01 shall apply to the Agents ownership of the same and the Agent upon acquiring such Hotel Properties shall be entitled to hold, lease, rent, operate, manage or sell the same as Agent for the Lenders in any manner provided by applicable law and, subject to Section 9.01, in accordance with the instructions of the Required Lenders. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement and to distribute promptly to each Lender copies of the financial statements, certificates, reports and other information provided to the Agent by
(a) the Borrower pursuant to Section 6.03, (b) Host Marriott pursuant to Section 6 of the Debt Service Guaranty, (c) Marriott International pursuant to Section 6 of the Backup Debt Service Guaranty, Section 8 of the MI Guaranty, Section 6 of the Debt and Tenant Change Guaranty, Section 6 of the Hotel Lease Guaranty and
Section 6 of the MI Indemnity Agreement and (d) the Tenant pursuant to Section 8 of the Attornment Agreement.

         SECTION 8.02. Agent's Reliance Etc.
                       ---------------------

         Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Multistate Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Multistate Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Multistate Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with the Multistate Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Multistate Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Multistate Loan Document or any other instrument or document furnished pursuant hereto and
(vi) shall incur no liability under or in respect of any Multistate Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 8.03. Citibank and Affiliates.
                       -----------------------

         With respect to the Multistate Notes issued to it, Citibank shall have the same rights, powers and obligations under the Multistate Loan Documents as any other Lender and may exercise the same and shall be responsible for the same as though it were not the Agent; and the term "Lenders or "Lenders. shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Citibank were not the Agent and without any duty to account therefor to the Lenders. The term "Agent" refers to Citibank or any successor Agent in its capacity as Agent and not in its capacity as a Lender. Citibank agrees with the Lenders that, for so long as Citibank is the Agent, Citibank will hold, unless the Required Lenders agree to a lesser amount, Multistate Advances in an amount at least equal to 2.67989462% of the Multistate Advances owing to all the Lenders from time to time.

         SECTION 8.04. Lender Credit Decision.
                       ----------------------

         Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on the financial statements referred to in Section 5.01(f) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 8.05. Indemnification.
                       ---------------

         Each Lender severally agrees to indemnify the Agent (to the extent not promptly reimbursed by the Borrower), from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, of any kind or nature whatsoever, that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Multistate Loan Documents or any action taken or omitted by the Agent under the Multistate Loan Documents; provided, however, that no Lender shall be liable for any portion of such
--------  -------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 9.04, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 8.05, the Lenders t respective ratable shares (including the Lender that is also the Agent) of any amount shall be determined, at any time, according to the aggregate principal amount of the Multistate Advances outstanding at such time and owing to the respective Lenders. The failure of any Lender to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Agent for such other Lender's ratable share of such amount.

         SECTION 8.06. Successor Agents.
                       ----------------

         The Agent may resign at any time with the consent of the Required Lenders (provided that such consent shall not be required if Citibank determines that its resignation is necessary for it to comply with any applicable law, rule or regulation) by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders, provided that the Agent shall also resign or be removed at the same time as
--------
Agent. under the California Loan Agreement. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders t removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Each successor Agent shall be the same commercial bank as the successor Agent appointed pursuant to Section 8.06 of the California Loan Agreement. Upon the acceptance of any appointment as Agent hereunder by such a successor Agent, and upon the execution and filing or recording of such financing statements or any amendments thereto, any such amendments or supplements to the Multistate Mortgages and such other instruments or notices as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be grantee by the Multistate Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations (other than its responsibility, if any, for its actions and inactions as Agent prior to its resignation or removal hereunder as Agent) under the Multistate Loan Documents. After any retiring Agents resignation or removal hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                   ARTICLE IX

                                 MISCELLANEOUS

         SECTION 9.01. Amendments, Etc.
                       ----------------

         No amendment or waiver of any provision of this Agreement or the Multistate Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                --------
however, that no amendment, waiver or consent shall, unless in writing and
-------
signed by all the Lenders, do any of the following at any time: (i) waive any of the conditions specified in Section 3.01; (ii) change the percentage of the aggregate unpaid principal amount of the Multistate Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder; (iii) amend or waive Section 6.02(e) with respect to any Multistate Collateral or any defined term to the extent used therein with respect thereto; (iv) amend this Section 9.01; (v) obligate the Lenders to loan any additional amounts to the Borrower or subject the Lenders to any additional obligations; (vi) reduce the principal of, or interest on, the Multistate Notes, reduce the rate of interest on the Multistate Notes or otherwise payable hereunder, reduce the amount of any required payment of principal or reduce any fees or other amounts payable hereunder (provided that this Section 9.01(vi) shall not apply to any reduction in (x) the rate or amount of interest described in clause (i) of Section 2.05(c) upon the occurrence and during the continuance of a Default if such reduction does not cause the rate or amount of interest on the unpaid principal amount of the Eurodollar Rate Advances or the unpaid principal amount of the Base Rate Advances to be less than the rate or amount of interest on such Eurodollar Rate Advances or Base Rate Advances under Section 2.05(a) in the absence of the occurrence and continuation of a Default, (y) the rate or amount of interest described in Section 2.05(c)(ii) upon the occurrence and during the continuance of a Default and (z) the rate or amount of Additional Interest);
(vii) postpone any date fixed for any payment of principal of, or interest on, the Multistate Notes or any fees or other amounts payable hereunder or (viii) amend or waive any provision of any Multistate Loan Document with the effect of accomplishing any of the matters specifically described in Sections 9.01(i) through 9.01(vii) above; provided further that no amendment, waiver or consent,
                         ----------------
unless in writing and signed by the Agent in addition to the Lenders required above to take such action, shall affect the rights or duties of the Agent under this Agreement or any Multistate Note. In addition, no decision may be made without the prior written consent of all the Lenders: (x) to alter materially the Debt Service Guaranty or the Backup Debt Service Guaranty or to release all or a substantial portion of the Multistate Collateral; (y) with respect to all or a substantial portion of the Multistate Collateral, to accept deeds in lieu of foreclosure for the benefit of the Lenders with respect thereto and in connection therewith to release the parties to the applicable Multistate Mortgages, or the respective successors to their interest in consideration of such conveyance in lieu of foreclosure; or (z) to receive as partial payment for the sale of a Hotel a purchase money mortgage to be held by the Agent for the benefit of the Lenders.

         SECTION 9.02. Notices. Etc.
                       -------------

         All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, sent by a reputable overnight courier, telegraphed, telecopied, telexed, cabled or delivered, if to the Borrower, (a) if sent by mail, at its address at Courtyard by Marriott Limited Partnership, c/o Host Marriott Corporation, 10400 Fernwood Road, Washington, D.C. 20058, Attention: Law Department 72/923 and (b) otherwise, at its address at Courtyard by Marriott Limited Partnership, c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817, Attention:
Law Department 72/923; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule 2.01B hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at Citibank, N.A., 399 Park Avenue, 8th Floor, New York, New York 10043, Attention: Mr. Theodore J. Beck and with a copy to Citicorp Real Estate, Inc., 599 Lexington Avenue, 24th Floor, New York, New York 10043, Attention: Mr. Peter Baumann; or as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall (a) when mailed, be effective upon receipt of the same at the applicable address described above or upon the refusal of an employee or other agent of the Borrower, such Bank, such other Lender or the Agent, as applicable, to accept the same, (b) when sent by a reputable overnight courier, be effective when the same is delivered to the applicable address described above, and (c) when telegraphed, telecopied, telexed or cabled, be effective when the same is telegraphed, telecopied and the telecopy is confirmed by telephone or return telecopy, telexed and confirmed by telex answerback, or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II, III or VIII shall not be effective until received by the Agent.

         SECTION 9.03. No Waiver; Remedies.
                      --------------------

         No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Multistate Note or other Multistate Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided herein, in the other Multistate Loan Documents and in the California Loan Documents are cumulative and are not exclusive of any rights and remedies provided by law. Without limiting the generality of the foregoing, if any Multistate Note or any of the other obligations of the Borrower to the Lenders shall not have been paid when due, whether at the stated maturity thereof, by acceleration or otherwise, the Lenders shall not be required to resort to any particular Multistate Collateral, right or remedy, or to proceed in any particular order of priority, and the Lenders shall have the right at any time and from time to time, in any manner and in any order, to enforce their Liens, rights and remedies, or any of them, as the Lenders deem appropriate in the circumstances and to apply the proceeds of the Multistate Collateral to the Obligations of the Borrower under the Multistate Loan Documents.

         SECTION 9.04. Costs and Expenses.
                       ------------------

          (a) The Borrower agrees to pay on demand (i) all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration (excluding amounts allocable to salaries and similar indirect overhead costs of the Agent and such other costs and expenses of the Agent that are customarily borne by the Agent) of the Multistate Loan Documents and the modifications and amendments of the Multistate Loan Documents requested by the Borrower (including, without limitation in this clause (i), (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses (including, without limitation, all search, filing and recording fees and expenses referred to in Section 3.01(k)(x)(A)) and (B) in addition to the fees and expenses described in Section 3.01(h) to be paid on the Closing Date, the reasonable fees and expenses of counsel for the Agent with respect to (1) the foregoing matters, (2) advising the Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Multistate Loan Documents,
     (3) negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default, or any events or circumstances that may give rise to a Default, and (4) presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto and all of which arise out of or are connected, directly or indirectly, with any transaction contemplated by this Agreement), (ii) all costs and expenses of the Agent in connection with the enforcement of the Multistate Loan Documents (including, without limitation, costs and expenses that the Agent may incur in connection with the custody, preservation, use or operation of or the sale of, collection from or other realization upon any Collateral (as defined in the Multistate Security Agreement)), whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and (iii) all costs and expenses of the Lenders in connection with the preparation, execution, delivery, administration, modification, amendment and enforcement of the Multistate Loan Documents, whether in any suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise, including all reasonable fees and expenses of counsel which arise out of or are connected, directly or indirectly, with any transaction contemplated by this Agreement. Notwithstanding the preceding sentence, the Borrower shall have no obligation thereunder to pay the reasonable fees and expenses of counsel for the Agent to the extent such fees and expenses are not incurred in the reasonable judgment of the Agent.

          (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates, and their officers, directors, employees, agents and advisors (each, an "Indemnified Party" from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by, or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Reorganization, the ownership or operation of the Hotels and any of the other transactions contemplated hereby or by the other Multistate Loan Documents or (ii) the actual or alleged presence of Hazardous Materials on any property described in the Multistate Mortgages, or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party, or any Indemnified Party which is otherwise a party thereto, and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Notwithstanding the preceding sentence, the Borrower shall have no obligation thereunder to indemnify and hold harmless any Indemnified Party from and against any claim, damages, loss, liability or expense that would have been incurred by, or asserted or awarded against such Indemnified Party independently of the Multistate Loan Documents or such Indemnified Party's participation in the transactions contemplated hereby and thereby. The Borrower also agrees that no Indemnified Party shall have any liability (in contract, tort or otherwise) to the Borrower arising out of or otherwise relating to any of the transactions contemplated herein or in any other Multistate Loan Document or the actual use of the proceeds of the Multistate Advances except to the extent that such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (c) Nothing in Section 9.04(a) or 9.04(b) shall be construed to require the Borrower to pay any costs and expenses described in Section 9.04(a) or indemnify and hold harmless any Indemnified Party from and against any claims, damages, losses, liabilities and expenses described in
     Section 9.04(b) to the extent the foregoing relate to any of the California Mortgages or the California Assignments of Leases.

          (d) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender (including as a result of distributions by the Agent of Net Cash Proceeds of Multistate Collateral paid by the Borrower to the Agent pursuant to
     Section 12 of the Multistate Security Agreement) other than on the last day of the Interest Period for such Eurodollar Rate Advance, as a result of a payment pursuant to Section 2.07 or 2.08(e), acceleration of the maturity of the Multistate Notes pursuant to Section 7.01, or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Eurodollar Rate Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by the Borrower pursuant to Section 9.07(a), the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Eurodollar Rate Advance.

          (e) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Multistate Loan Document, including, without limitation, the fees and expenses of counsel and indemnities, such amounts may be paid on behalf of such Loan Party by the Agent or any Lender, in its sole discretion and such Loan Party shall, on demand by the Agent or such Lender, reimburse the Agent or such Lender for such payment together with interest, if any, required by the Multistate Loan Documents.

         SECTION 9.05. Right of Set-off.
                       ----------------

         Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Agent to declare the Multistate Notes due and payable pursuant to the provisions of Section 7.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower, now or hereafter existing under this Agreement and the Multistate Note or Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Multistate Note or Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application of the occurrence and amount thereof; provided, however, that the failure to give such
                               --------  -------
notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have. Notwithstanding the preceding sentence, (s) no Lender (other than the Lender, if any, that is also the Agent hereunder) may exercise any right of set-off with respect to any payment owed by the Borrower to such Lender except with the prior written consent of all the Lenders and (y) the Lender that is also the Agent hereunder may not exercise any right of set-off with respect to any payment owed by the Borrower to such Lender except with the prior written consent of the Required Lenders.

         SECTION 9.06. Binding Effect.
                       --------------

         This Agreement shall become effective when and if the Closing Date shall have occurred, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender, and their respective successors and assigns, except that the Borrower shall not have the right to
                        -------
assign its rights hereunder, or any interest herein or in any of the other Multistate Loan Documents, without the prior written consent of the Lenders.

         SECTION 9.07. Assignments and participations.
                       ------------------------------

          (a) Each Lender may (and, i f demanded by the Borrower in the event of an occurrence that would require such Borrower to make a payment under
     Section 2.08(a), Section 2.08(b) (each as supplemented by Section 2.08(c), subject to Section 9.07(b)) or Section 2.10(a) or Section 2.10(c) of this Agreement or the California Loan Agreement, or that requires the Eurodollar Rate Advances to Convert into Base Rate Advances under Section 2.08(e), in each case upon at least 30 days' notice to the Lender and such Agent, such Lender will) assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Multistate Advances owing to it and the Multistate Note or Notes held by it) and the California Loan Agreement; provided, however, that (i) each such assignment shall be of a uniform, and
     --------  -------
     not a varying percentage of all rights and obligations under and in respect of each of this Agreement and the California Loan Agreement and each such assignment shall be of the same percentage of all rights and obligations under and in respect of each of this Agreement and the California Loan Agreement, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement and the California Loan Agreement, the aggregate unpaid principal amount of the Combined Advances owing to the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 9.07(a) shall be arranged by the Borrower after consultation with the Agent and shall be either an assignment of all the rights and obligations of the assigning Lender under this Agreement and the California Loan Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement and the California Loan Agreement, (v) the Lender shall not be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 9.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Multistate Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, all other amounts payable to such Lender under this Agreement and all amounts described in Section 9.07(a)(v) of the California Loan Agreement,
     (vi) unless any matter determined in Section 7.01(1) shall have occurred and be continuing, if a Lender proposes to assign all or a portion of its rights and obligations to a fund described in clause (d) of the definition of "Eligible Assignee" for a purchase price that is less than 75% of the aggregate unpaid principal amount of the Multistate Advances owing to such Lender proposed to be assigned, such Lender may not make such assignment unless the Lender notifies the Borrower that such Lender proposes to make an assignment for a purchase price that is less than 75% of such amount (provided that the Lender shall not be required to advise the Borrower of
      --------
     the purchase price therefor) and obtains the Borrower's prior consent to such assignment, which the Borrower will not unreasonably withhold, and
     (vii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Multistate Note or Notes, subject to such assignment and a processing and recordation fee of $2,500, which fee shall cover the assignments under both this Agreement and the California Loan Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
     (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). No assignment made by any Lender pursuant to a demand by the Borrower described in the first parenthetical of the first sentence of this Section 9.07(a) will relieve the Borrower from its obligation to pay such Lender under this Agreement the payments referred to in such parenthetical.

          (b) By executing and delivering an Assignment and Acceptance, both the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility, with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility, with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.01(f) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;
     (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf, and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform, in accordance with their terms, all of the obligations that by the terms of this Agreement are required to be Performed by it as a Lender.

          (c) The Agent shall maintain at its address referred to in Section
     9.02 a copy of each Assignment and Acceptance delivered to and accepted by it, and a register for the recordation of the names and addresses of the Lenders and principal amount of the Multistate Advances owing to each Lender from time to time (the Register-). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection and copying by the Borrower or any Lender, at any reasonable time and from time to time, upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee, together with any Multistate Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Multistate Note or Notes, a new Multistate Note to the order of such Eligible Assignee in an amount equal to the aggregate unpaid amount of the Multistate Advances assigned to it pursuant to such Assignment and Acceptance and, if the assigning Lender has not assigned its rights hereunder in respect of the aggregate unpaid principal amount of the Multistate Advances owing to such Lender, a new Multistate Note to the order of the assigning Lender in an amount equal to the aggregate unpaid amount of the Multistate Advances retained by it. Such new Multistate Note or Notes (including any new Multistate Note to the order of the assigning Lender) shall be in an aggregate principal amount equal to the aggregate principal amount of the Multistate Advances owing to the assignee Lender (determined as of the date of the Assignment and Acceptance with respect to such assignment), shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit C hereto. If the Agent has not remitted the surrendered Multistate Note or Notes to the Borrower on or before the time the Borrower executes and delivers to the Agent a new Multistate Note or Notes prepared in accordance with this Section 9.07(d), the Agent will promptly after the delivery of such new Multistate Note or Notes by the Borrower remit to the Borrower the surrendered Multistate Note or Notes. Each surrendered Multistate Note or Notes shall be marked "Canceled'' or be marked with words to the same effect.

          (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Multistate Advances owing to it and the Multistate Note or Notes held by it) and the California Loan Agreement; provided, however, that (i) each such participation shall be of the same
     --------  -------
     percentage of such Lender's rights and obligations under each of this Agreement and the California Loan Agreement, (ii) each such participation other than a participation of all of a Lender's rights and obligations under this Agreement and the California Loan Agreement, at the time such participation is sold, shall in no event be in less than $5,000,000 aggregate principal amount of such Lender's rights and obligations under each of this Agreement and the California Loan Agreement, (iii) such Lender's obligations under this Agreement shall remain unchanged, (iv) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (v) such Lender shall remain the holder of any such Multistate Note for all purposes of this Agreement, (vi) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (vii) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Multistate Loan Document, or any consent to any departure by any Loan Party therefrom or any other decision, except to the extent that such amendment, waiver, consent or decision requires the consent of all the Lenders pursuant to Section 9.01.

          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, however, that prior to
                                             --------  -------
     any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

          (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Multistate Note or Notes held by it) in favor of any Federal Reserve Bank, in accordance with Regulation A of the Board of Governors of the Federal Reserve System, provided that such Lender at such time also creates a
                     --------
     security interest in the same proportion of its rights under the California Loan Agreement in favor of such Federal Reserve Bank. Each Lender that creates a security interest in all or a portion of its rights under this Agreement as described in this section 9.07(g) agrees to give the Borrower prompt written notice thereof, provided that the failure of any Lender to
                                    --------
     give such notice shall not have any effect on any such security interest.

         SECTION 9.08. Obligations Several.
                      --------------------

         The obligation of each Lender hereunder is several, and neither the Agent nor any Lender shall be responsible for the obligation of any other Lender hereunder, nor will the failure of any Lender to perform any of its obligations hereunder relieve the other Lenders from the performance of their respective obligations hereunder. Nothing contained in this Agreement or any other Multistate Loan Document, and no action taken by the Lenders hereto or thereto, shall be deemed to constitute the Lenders a partnership, association, joint venture or other entity.

         SECTION 9.09. Headings.
                       --------

         Article and Section headings in this Agreement and the other Multistate Loan Documents are included for convenience of reference only, and shall not constitute a part of this Agreement for any other purpose.

         SECTION 9.10. Severability of Provisions.
                       --------------------------

         Any provision of this Agreement or any other Multistate Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 9.11. Consents of the Lenders Associated with Reorganization
                       ------------------------------------------------------
and Amendment and Restatement.
-----------------------------

          On and as of the Closing Date, the Lenders consent (including for the benefit of Marriott International and the Tenant) to the consummation of the following transactions constituting part of the Reorganization: (a) the transfer of the issued and outstanding shares of capital stock of the Tenant from Host Marriott to Marriott International; (b) the transfer of the issued and outstanding shares of capital stock of each International Ground Lessor, a wholly owned direct or indirect Subsidiary of Marriott Corporation immediately prior to the Reorganization, to Marriott International; and (c) the provision by Marriott International of the Backup Debt Service Guaranty. In addition, the Lenders agree that from and after the Closing Date the Obligations of the Loan Parties in respect of the Multistate Advances shall not be governed by the Loan Documents (as defined in the 1988 Multistate Loan Agreement) but shall be governed by the Multistate Loan Documents.

          SECTION 9.12. Agreement of Lenders Not to Object and Waiver.
                        ---------------------------------------------

          The Lenders agree that, if a voluntary or involuntary case is commenced by or against the Borrower under the Bankruptcy Code, they will not object to a proposed provision to the Borrower of a debtor-in-possession financing not in excess of $2,000,000 principal amount secured by Liens on the Multistate Collateral senior to the Liens of the Lenders. In consideration of Borrower's conversion of the 1986 Management Agreement to the Hotel Lease; the Lenders further waive any right, subsequent to the first to occur of (a) an acceleration of the indebtedness due under the Multistate Notes in accordance with the provisions of Article VII, (b) the occurrence and continuation for one hundred eighty (180) days of a default by the Borrower in paying any principal or interest due hereunder or (c) the date for the final scheduled principal payment on the Multistate Notes, to seek a dismissal of any bankruptcy case commenced by the Borrower or of any involuntary bankruptcy case consented to, or converted by, the Borrower under the Bankruptcy Code, or the agreement of the Borrower (however evidenced) to be subject to an involuntary case against the Borrower, and the Lenders agree not to support such a challenge by any other Person, on grounds that such a case was commenced in bad faith, or that Borrower has no reasonable likelihood of rehabilitation under the Bankruptcy Code; provided, however, that the Lenders reserve all other rights in any such
--------  -------
proceeding, including without limitation the right (s) to seek a reduction in or termination of any period during which the debtor would have an exclusive right to file a plan of reorganization and (y) to seek to convert to a case under chapter 7 of the Bankruptcy Code for any reason other than that the case was commenced in bad faith.

         SECTION 9.13. Governing Law.
                       -------------

         This Agreement and the Multistate Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 9.14. Execution in Counterparts.
                       -------------------------

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any party hereto that delivers an executed counterpart of a signature page to this Agreement by telecopier shall promptly thereafter deliver to the Agent a manually executed counterpart of this Agreement.

         SECTION 9.15. Confidentiality.
                       ---------------

         Neither the Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

         SECTION 9.16. Consent to Jurisdiction.
                       -----------------------

          (a) The Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or the Multistate Notes, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding, by the mailing of copies of such process to the Borrower at its address specified in Section 9.02. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 9.16 shall affect the right of any Lender or the Agent to serve legal process in any other manner permitted by law, or affect the right of any Lender or the Agent to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

         SECTION 9.17. Release.
                       -------

         The Borrower hereby forever releases and discharges the Agent and each Lender, and their respective Subsidiaries, Affiliates, officers, directors, employees and agents (including attorneys and accountants) and participants, successors and assigns, if any (the "Releasees"), from any and all of their Obligations under the 1986 Multistate Loan Documents and the 1988 Multistate Loan Documents and from any and all claims, debts, demands, allegations, actions, causes of action, suits, duties, controversies, agreements, promises, omissions, variances, damages, judgments, costs, expenses, losses, obligations, liabilities or rights whatsoever, known or unknown, whether in law, equity or otherwise, absolute or contingent, determined or speculative, which the Borrower or any of its Affiliates ever have had, may have now or in the future may, can or shall have against any Releasee relating to, based upon or arising out of the execution, delivery, performance, administration or enforcement of (i) the 1986 Multistate Loan Documents, the 1986 Multistate Loans and the Lenders' ownership of the Notes (as defined in the 1986 Multistate Loan Agreement), (ii) the 1988 Multistate Loan Documents, the 1988 Multistate Loans and the Lenders' ownership of the Notes (as defined in the 1988 Multistate Loan Agreement) and (iii) any of the transactions contemplated thereby, any act or omission of any Releasee or other Person in connection therewith or relating thereto, including efforts to obtain payment thereof or thereunder.

         SECTION 9.18. Waiver of One Action Rule. Etc.
                       --------------------------------

         In consideration of the agreement of the Banks (a) to extend the maturity date of the loans made under the 1988 Multistate Loan Agreement from June 15, 1993 to June 15, 1997 as provided in this Agreement and (b) to otherwise amend and restate the 1988 Multistate Loan

Agreement on the terms and conditions set forth herein, as a result of which certain "Events of Default" under and as defined in the 1988 Multistate Loan Agreement are being waived by the Banks, and to confirm the intention of the parties that the Lenders shall be entitled to recourse against all Multistate Collateral, under any and all circumstances, as security for all Obligations of the Borrower under the Multistate Loan Documents, each of the Borrower and, by execution hereof on behalf of the Borrower, the General Partner, hereby waives all rights, benefits and defenses under Section 726 of the California Code of Civil Procedure and any statute or law in any other jurisdiction having similar effect. Without limitation of the foregoing, each of the Borrower and the General Partner agrees (i) that neither the Liens in favor of the Agent and the Lenders with respect to any Multistate Collateral (whether granted by the Borrower or any other Person), nor the enforceability thereof, shall be (or be deemed to be) waived, lost, released, forfeited or otherwise impaired as a result of (A) any "action" (within the meaning of Section 726 of the California Code of Civil Procedure) that may be taken by the Agent, any of the Lenders or any other Person, or that may otherwise occur, in connection with the enforcement of such Obligations (or any Obligations of the Borrower under the California Loan Documents) or in connection with the enforcement by any guarantor or any other Person of rights of subrogation, reimbursement, exoneration, contribution of indemnification against the Borrower, the General Partner or any other Person (including, without limitation, the entry of any judgment against the Borrower, the General Partner, any guarantor or any other Person in connection with the enforcement of such Obligations (or any Obligations of the Borrower under the California Loan Documents) or other rights), or (B) any other act or omission (whether or not the same constitutes an "action" within the meaning of Section 726 of the California Code of Civil Procedure) by the Agent, any of the Lenders, any guarantor or any other Person, whether in connection with the enforcement of such Obligations (or any Obligations of the Borrower under the California Loan Documents) or other rights or otherwise (including, without limitation, the enforcement of any rights or Liens under any Multistate Loan Document or California Loan Document, the commencement of any legal action by any Person, or the exercise of any right of setoff or any other right, power or remedy, whether contractual or otherwise),
(ii) that if and to the extent that the occurrence of any of the matters described in clause (i) above would otherwise (in the absence of this Section 9.18) give rise to (A) any claim that any of the Liens in favor of the Agent and the Lenders with respect to any Multistate Collateral, or the enforceability thereof, is or should be (or is deemed or should be deemed to be) waived, lost, released, forfeited or otherwise impaired, or (B) any defense to the enforcement of such Liens, each of the Borrower and the General Partner hereby knowingly waives any such claim or defense, and (iii) subject to Section 2.12, that the Agent and the Lenders shall not be required to enforce rights with respect to any Multistate Collateral or any other security prior to obtaining a judgment against the Borrower, the General Partner or other Person with respect to any obligations secured thereby.

         SECTION 9.19. Waiver of Jury Trial. Etc.
                       ---------------------------

         Each of the Borrower, the Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Multistate Loan Documents, the Multistate Advances or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof. In addition, the Borrower hereby irrevocably waives in any such action, proceeding or counterclaim (a) any claim for consequential or special damages or (b) the right to assert any set-off or counterclaim.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         Borrower
                         --------

                              COURTYARD BY MARRIOTT LIMITED
                                PARTNERSHIP

                              By:   CBM One Corporation
                              General Partner

                              By:
                                   ----------------------------------
                                   Title:

                         Agent
                         -----

                              CITIBANK, N.A., as Agent

                              By:
                                   ----------------------------------
                                   Title:

                         Banks
                         -----

                              BANKERS TRUST COMPANY

                              By:
                                   ----------------------------------
                                   Title:


                              BANK OF AMERICA NATIONAL
                                TRUST & SAVINGS ASSOCIATION

                              By:
                                   ----------------------------------
                                   Title:


                              THE BANK OF NOVA SCOTIA

                              By:
                                   ----------------------------------
                                   Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         Borrower
                         --------

                              COURTYARD BY MARRIOTT LIMITED
                                PARTNERSHIP

                              By:   CBM One Corporation
                              General Partner

                              By:
                                   ----------------------------------
                                   Title:

                         Agent
                         -----

                              CITIBANK, N.A., as Agent

                              By:
                                   ----------------------------------
                                   Title:

                         Banks
                         -----

                              BANKERS TRUST COMPANY

                              By:
                                   ----------------------------------
                                   Title:


                              BANK OF AMERICA NATIONAL
                                TRUST & SAVINGS ASSOCIATION

                              By:
                                   ----------------------------------
                                   Title:


                              THE BANK OF NOVA SCOTIA

                              By:
                                   ----------------------------------
                                   Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         Borrower
                         --------

                              COURTYARD BY MARRIOTT LIMITED
                                PARTNERSHIP

                              By:   CBM One Corporation
                                    General Partner

                              By:
                                   ----------------------------------
                                   Title:

                         Agent
                         -----

                              CITIBANK, N.A., as Agent

                              By:
                                   ----------------------------------
                                   Title:

                         Banks
                         -----

                              BANKERS TRUST COMPANY

                              By:
                                   ----------------------------------
                                   Title:


                              BANK OF AMERICA NATIONAL
                                TRUST & SAVINGS ASSOCIATION

                              By:
                                   ----------------------------------
                                   Title:


                              THE BANK OF NOVA SCOTIA

                              By:
                                   ----------------------------------
                                   Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         Borrower
                         --------

                              COURTYARD BY MARRIOTT LIMITED
                                PARTNERSHIP

                              By:   CBM One Corporation
                                    General Partner

                              By:
                                   ----------------------------------
                                   Title:

                         Agent
                         -----

                              CITIBANK, N.A., as Agent

                              By:
                                   ----------------------------------
                                   Title:

                         Banks
                         -----

                              BANKERS TRUST COMPANY

                              By:
                                   ----------------------------------
                                   Title:


                              BANK OF AMERICA NATIONAL
                                TRUST & SAVINGS ASSOCIATION

                              By:
                                   ----------------------------------
                                   Title:


                              THE BANK OF NOVA SCOTIA

                              By:
                                   ----------------------------------
                                   Title:
                              CAISSE NATIONALE DE CREDIT
                                AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:

                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              CAISSE NATIONALE DE CREDIT
                               AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              CAISSE NATIONALE DE CREDIT
                               AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              CAISSE NATIONALE DE CREDIT
                               AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              CAISSE NATIONALE DE CREDIT
                               AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                              Title:


                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              CAISSE NATIONALE DE CREDIT
                               AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              CAISSE NATIONALE DE CREDIT
                               AGRICOLE

                              By:
                                   ----------------------------------
                                   Title:


                              CITIBANK, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              CREDIT COMMERCIAL DE FRANCE

                              By:
                                   ----------------------------------
                                   Title:


                              THE DAIWA BANK, LIMITED, NEW YORK
                                BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              FIRST INTERSTATE BANK OF CALIFORNIA

                              By:
                                   ----------------------------------
                                   Title:


                              THE MITSUI TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONAL WESTMINSTER BANK Plc

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONSBANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:


                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONSBANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:


                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONSBANK BANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:


                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONSBANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:

                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONSBANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:


                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              NATIONSBANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:


                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              NATIONSBANK OF GEORGIA, N.A.

                              By:
                                   ----------------------------------
                                   Title:


                              NATWEST USA

                              By:
                                   ----------------------------------
                                   Title:


                              SEATTLE FIRST NATIONAL BANK

                              By:
                                   ----------------------------------
                                   Title:


                              SUMITOMO TRUST & BANKING COMPANY,
                                LTD., NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:


                              THE TOYO TRUST & BANKING CO., LTD.

                              By:
                                   ----------------------------------
                                   Title:


                              UNIBANK A/S,
                                NEW YORK BRANCH

                              By:
                                   ----------------------------------
                                   Title:

                              BAYERISCHE VEREINSBANK AG,
                              CAYMAN ISLANDS BRANCH

                              By:
                                   ----------------------------------
                                   Title: